                                                                   EXHIBIT 10.14

                          VON KARMAN CORPORATE CENTER
                          ---------------------------
                             OFFICE BUILDING LEASE
                             ---------------------


                                    BETWEEN


                   AETNA LIFE INSURANCE COMPANY OF ILLINOIS

                                  (LANDLORD)


                                      AND


                             INTERPLAY PRODUCTIONS

                                   (TENANT)

                               TABLE OF CONTENTS
                               -----------------

                                                                            PAGE
                                                                            ----
1.  BASIC LEASE TERMS.......................................................  1
2.  PREMISES AND COMMON AREAS; EXPANSION SPACE;
    TEMPORARY SPACE.........................................................  2
3.  TERM; EXTENSION OPTIONS.................................................  5
4.  POSSESSION..............................................................  9
5.  RENT....................................................................  9
6.  OPERATING EXPENSES...................................................... 10
7.  SECURITY DEPOSIT........................................................ 12
8.  USE..................................................................... 12
9.  NOTICES................................................................. 15
10. BROKERS................................................................. 15
11. SURRENDER; HOLDING OVER................................................. 15
12. TAXES ON TENANT'S PROPERTY.............................................. 16
13. ALTERATIONS............................................................. 16
14. REPAIRS................................................................. 18
15. LIENS................................................................... 19
16. ENTRY BY LANDLORD....................................................... 19
17. UTILITIES AND SERVICES.................................................. 19
18. ASSUMPTION OF RISK AND INDEMNIFICATION.................................. 20
19. INSURANCE............................................................... 21
20. DAMAGE OR DESTRUCTION................................................... 23
21. EMINENT DOMAIN.......................................................... 24
22. DEFAULTS AND REMEDIES................................................... 25
23. LANDLORD'S DEFAULT...................................................... 28
24. ASSIGNMENT AND SUBLETTING............................................... 28
25. SUBORDINATION........................................................... 30
26. ESTOPPEL CERTIFICATES................................................... 31
27. BUILDING PLANNING....................................................... 28
28. RULES AND REGULATIONS................................................... 31
29. MODIFICATION AND CURE RIGHTS OF LANDLORD'S MORTGAGEES AND LESSORS....... 32
30. DEFINITION OF LANDLORD.................................................. 32
31. WAIVER.................................................................. 32
32. PARKING................................................................. 32
33. FORCE MAJEURE........................................................... 34
34. SIGNS................................................................... 34
35. LIMITATION ON LIABILITY................................................. 34
36. FINANCIAL STATEMENTS.................................................... 34
37. QUIET ENJOYMENT......................................................... 35
38. MISCELLANEOUS........................................................... 35
39. EXECUTION OF LEASE...................................................... 36

EXHIBITS
--------

EXHIBIT "A-I"  (SITE PLAN)
-------------
EXHIBIT "A-II" (OUTLINE OF FLOOR PLAN OF PREMISES)
--------------
EXHIBIT "B"    (RENTABLE SQUARE FEET AND USABLE SQUARE FEET)
-----------
EXHIBIT "C"    (WORK LETTER AGREEMENT)
-----------
EXHIBIT "D"    (NOTICE OF LEASE TERM DATES AND TENANT'S PERCENTAGE)
-----------
EXHIBIT "E"    (DEFINITION OF OPERATING EXPENSES)
-----------
EXHIBIT "F"    (STANDARDS FOR UTILITIES AND SERVICES)
-----------
EXHIBIT "G"    (ESTOPPEL CERTIFICATE)
-----------
EXHIBIT "H"    (RULES AND REGULATIONS)
-----------
EXHIBIT "I"    (TEMPORARY SPACE)
-----------
EXHIBIT "J"    (INITIAL ADDITIONAL PARKING)
-----------

                          VON KARMAN CORPORATE CENTER
                             OFFICE BUILDING LEASE


This VON KARMAN CORPORATE CENTER OFFICE BUILDING LEASE ("Lease") is entered into as of the 8th day of September, 1995 by and between AETNA LIFE INSURANCE COMPANY OF ILLINOIS, an Illinois corporation ("Landlord"), and INTERPLAY PRODUCTIONS, a California corporation ("Tenant").

1. BASIC LEASE TERMS. For purposes of this Lease, the following terms have the following definitions and meanings:

(a) Landlord: AETNA LIFE INSURANCE COMPANY OF ILLINOIS, an Illinois corporation.

(b)  Landlord's Address For Notices:

     Koll Management Services
     4350 Von Karman Avenue, Suite 100
     Newport Beach, California 92660
     Attention:  Von Karman Corporate Center Manager

or such other place as Landlord may from time to time designate by notice to Tenant.

(c)  Tenant:  INTERPLAY PRODUCTIONS, a California corporation.

(d)  Tenant's Address For Notices:

     Prior to the Commencement Date:

     Interplay Productions
     17922 Fitch Avenue
     Irvine, California 92714
     Attention: Mr. Troy Worrell

     After the Commencement Date:

     To the Premises, Attention: Mr. Troy Worrell


(e) Development: The parcel(s) of real property commonly known as VON KARMAN CORPORATE CENTER located in the City of Irvine (the "City"), County of Orange (the "County"), State of California (the "State"), as shown on the site plan attached hereto as Exhibit "A-I".
                                  -------------

(f) Buildings: The two (2) story office buildings located within the Development with the street addresses of 16815 Von Karman Avenue and 16795 Von Karman Avenue in Irvine, California. As used in this Lease, the term "Buildings" shall include: (i) said buildings; (ii) any other buildings in the Development in which Tenant leases space under or pursuant to this Lease; and (iii) the building located at 2121 Alton (i.e., the building in
                                                          ----
     which the Temporary Space described in Subparagraph 2(f) is located).

(g) Premises: All of the building located at 16815 Von Karman Avenue in Irvine, California and the second floor of the building located at 16795 Von Karman Avenue in Irvine, California. The Premises contain approximately 77,869 Rentable Square Feet and 71,945 Usable Square Feet (subject to adjustment as provided in Exhibit "B" and Exhibit "D").
                    -----------     -----------

(h) Tenant's Percentage: Tenant's percentage of the Development on a Rentable Square Foot basis, which initially is 17.1367%, subject to adjustment as provided in Exhibit "B" and Exhibit "D" and in Subparagraphs 2(e), 2(f) and
                 -----------     -----------
     3(b).

(i) Term: Five Years and two (2) months (subject to extension in accordance with Subparagraph 3(b) or Subparagraph 3(c)).

(j) Estimated Commencement Date: To be determined by Landlord and Tenant in good faith within ten (10) business days after execution of this Lease.


(k) Commencement Date: The date on which the Term of this Lease will commence as determined in accordance with the provisions of Exhibit "C" and as
                                                        ----------
     stated on Exhibit "D".
               -----------

(l) Initial Monthly Base Rent: $77,869.00, subject to adjustment as provided in Subparagraph 1(m) below and as otherwise provided in this Lease.

(m) Adjustment to Monthly Base Rent: Monthly Base Rent will be adjusted in accordance with the following:

                                                  MONTHLY
     LEASE MONTHS             MONTHLY BASE RENT   RATE PER RSF

     1-2                      $0                  $0

     3-30                     $ 77,869.00         $1.00

     31-end of the Term       $101,229.70         $1.30

(n) Operating Expense Base Year: As used in this Lease, the term "Base Year" shall mean the 1996 calendar year.

(o)  Security Deposit:  None.

(p) Tenant Improvements: All tenant improvements installed or to be installed by Landlord within the Premises to prepare the Premises for occupancy pursuant to the terms of the Work Letter Agreement attached hereto as Exhibit "C".
     -----------

(q) Tenant Improvement Allowance: $18.75 per Usable Square Foot of the Premises, to be applied as provided in the Work Letter Agreement attached hereto as Exhibit "C".
               -----------

(r) Permitted Use: General office uses, the assembly and manufacture of computer software, and research and development activities for computer software, and no other uses without the express written consent of Landlord, which consent Landlord may withhold in its sole and absolute discretion.

(s) Parking: 311 unreserved parking spaces, subject to the terms and conditions of Paragraph 32 below and the Rules and Regulations regarding parking contained in Exhibit "H".
                  -----------

(t)  Broker(s):  Cushman & Wakefield; Lee & Associates.

(u)  Guarantor(s):  None.

(v) Interest Rate: shall mean the greater of ten percent (10%) per annum or two percent (2%) in excess of the prime lending or reference rate of Wells Fargo Bank N.A. or any successor bank in effect on the twenty-fifth (25th) day of the calendar month immediately prior to the event giving rise to the Interest Rate imposition; provided, however, the Interest Rate will in no event exceed the maximum interest rate permitted to be charged by applicable law.

(w) Exhibits: "A" through "J," inclusive, which Exhibits are attached to this Lease and incorporated herein by this reference. As provided in Paragraph 3 below, a completed version of Exhibit "D" will be delivered to Tenant after
                                   -----------
     Landlord delivers possession of the Premises to Tenant.

This Paragraph 1 represents a summary of the basic terms and definitions of this Lease. In the event of any inconsistency between the terms contained in this Paragraph 1 and any specific provision of this Lease, the terms of the more specific provision shall prevail.

2.   PREMISES AND COMMON AREAS; EXPANSION RIGHTS; TEMPORARY SPACE.

(a) Premises. Landlord hereby leases to Tenant and Tenant hereby leases from Landlord the Premises as improved or to be improved with the Tenant Improvements described in the Work Letter Agreement, a copy of which is attached hereto as Exhibit "C".
                        -----------

(b) Mutual Covenants. Landlord and Tenant agree that the letting and hiring of the Premises is upon and subject to the terms, covenants and conditions contained in this Lease and each party covenants as a material part of the consideration for this Lease to keep and perform their respective obligations under this Lease.

(c) Tenant's Use of Common Areas. During the Term of this Lease, Tenant shall have the nonexclusive right to use in common with Landlord and all persons, firms and corporations conducting business in the Development and their respective customers, guests, licensees, invitees, subtenants, employees and agents (collectively, "Development Occupants"), subject to the terms of this Lease, the Rules and Regulations referenced in Paragraph 32 below and all covenants, conditions and restrictions now or hereafter affecting the Development, the following common areas of the Buildings and/or the Development (collectively, the "Common Areas"):

          (i) The Buildings' common entrances, hallways, lobbies, public restrooms on multi-tenant floors, elevators, stairways and accessways, loading docks, ramps, drives and platforms and any passageways and serviceways thereto, and the common pipes, conduits, wires and appurtenant equipment within the Buildings which serve the Premises (collectively, "Building Common Areas"); and

          (ii) The parking facilities of the Development which serve the Buildings (subject to the provisions of Exhibit "H"), loading and unloading
                                             -----------
     areas, trash areas, roadways, sidewalks, walkways, parkways, driveways, landscaped areas, plaza areas, fountains and similar areas and facilities situated within the Development and appurtenant to the Buildings which are not reserved for the exclusive use of any Development Occupants (collectively, "Development Common Areas").

(d) Landlord's Reservation of Rights. Provided Tenant's use of and access to the Premises and parking to be provided to Tenant under this Lease is not interfered with in an unreasonable manner, Landlord reserves for itself and for all other owner(s) and operator(s) of the Development Common Areas and the balance of the Development, the right from time to time to: (i) install, use, maintain, repair, replace and relocate pipes, ducts, conduits, wires and appurtenant meters and equipment above the ceiling surfaces, below the floor surfaces, within the walls and in the central core areas of the Buildings; (ii) make changes to the design and layout of the Development, including, without limitation, changes to buildings, driveways, entrances, loading and unloading areas, direction of traffic, landscaped areas and walkways, and, subject to the parking provisions contained in Paragraph 32 and Exhibit "H", parking spaces and parking
                                   -----------
     areas; and (iii) use or close temporarily the Building Common Areas, the Development Common Areas and/or other portions of the Development while engaged in making improvements, repairs or alterations to the Buildings, the Development, or any portion thereof.

(e) Tenant's Expansion Rights. The rights described in this Subparagraph 2(e) are personal to Tenant and may only be exercised by and for the benefit of Tenant and may not be assigned or otherwise transferred to, or exercised directly or indirectly by or for the benefit of any person or entity other than Tenant. Within fifteen (15) days after the end of each calendar quarter during the Term of this Lease (i.e., between January 1 and January 15, March 1 and March 15, July 1 and July 15, and October 1 and October 15 of each calendar year during the Term of this Lease), Landlord shall notify Tenant (and, unless otherwise directed by Tenant, Tenant's Broker, as hereinafter defined) of any space which is available for lease from Landlord in the buildings located at 16845 Von Karman Avenue (Building 3), 16795 Von Karman Avenue (Building 5) or 16775 Von Karman Avenue (Building
     6). Additionally, in the event that Landlord receives a proposal from any existing tenant of the Development or any other person or entity to lease available space in the Development or if Landlord intends to deliver to any existing tenant of the Development or any other person or entity a proposal to lease such available space to such tenant, person or entity (and in the case of a proposal to or from an existing tenant of the Development, Landlord is not obligated to first offer such space, or lease such space, to such tenant, or negotiate to lease such space to such tenant, pursuant to a lease existing as of the date of this Lease), then Landlord shall notify Tenant (and, unless otherwise directed by Tenant, Tenant's Broker, as hereinafter defined) that such space is available for lease from Landlord. Landlord's notices to Tenant described in the preceding two sentences are hereinafter referred to as the "Expansion Space Notices" and the space available for lease from Landlord described in said Expansion Space Notices is hereinafter referred to as "Expansion Space." Expansion Space Notices shall be delivered to Tenant and shall also be delivered to Lee & Associates ("Tenant's Broker") in accordance with Paragraph 9 of this Lease and the notice to Tenant's Broker shall be addressed as follows:

          Lee & Associates
          3991 MacArthur Boulevard, Suite 100
          Newport Beach, California 92660
          Attention:  Richard Silva and Lauralee Blanchard

     Within five (5) business days after Landlord gives any Expansion Space Notice to Tenant, Tenant shall notify Landlord in writing whether it accepts the Expansion Space described therein or declines to accept such Expansion Space, and Tenant's failure to timely respond in writing or an ambiguous response by Tenant shall constitute Tenant's election to decline such Expansion Space. If Tenant elects (or is deemed to have elected) to decline any Expansion Space, then Landlord may lease the applicable Expansion Space to any person or entity on any terms. If Tenant timely agrees to accept the Expansion Space, then provided Tenant is not then in default under this Lease and shall not have exercised its Termination Option (described in Subparagraph 3(b)(iii) below), the Expansion Space shall immediately become part of the Premises and shall be subject to all of the terms and conditions set forth in this Lease except that: (i) Tenant shall not be obligated to pay Monthly Base Rent for any Expansion Space for which Landlord is obligated to provide an Expansion Space Improvement Allowance until the earlier of Tenant's occupancy of the applicable Expansion Space, or the date of the Monday after the date on which the applicable tenant improvements are substantially completed, as such Monday date is accelerated by Tenant Delays, as defined in Exhibit "C", (or if the
                                                         -----------
     date of substantial completion is a Saturday or Sunday, then the date of the second Monday after such date, as such second Monday date is accelerated by Tenant Delays); (ii) Tenant shall pay Monthly Base Rent for any Expansion Space at the same rates as applicable to the remainder of the Premises from time to time; (iii) Tenant's Percentage shall be increased to reflect the addition of the applicable Expansion Space to the Premises; and
     (iv) Landlord shall not be obligated to provide a tenant improvement allowance for any Expansion Space except as hereinafter provided. If Tenant leases any Expansion Space prior to the second anniversary of the Commencement Date and Tenant shall not have exercised Tenant's First Year Extension Option as of the date Tenant leases such Expansion Space, then Landlord shall provide Tenant with a tenant improvement allowance for the applicable Expansion Space (an "Expansion Space Improvement Allowance") in an amount per usable square foot of the applicable Expansion Space equal to: (x) $18.75 if the Expansion Space is leased to Tenant during the first six months of the Term; (y) $13.67 if the applicable Expansion Space is leased to Tenant during the second six months of the Term; and (z) $5.00 if the applicable Expansion Space is leased to Tenant during the second year of the Term. Landlord shall not be obligated to provide any tenant improvement allowance for Expansion Space leased by Tenant after the second anniversary of the Commencement Date unless Tenant shall have exercised its First Year Extension Option as of the date the applicable Expansion Space is leased by Tenant. If Tenant leases Expansion Space after Tenant shall have exercised Tenant's First Year Extension Option, then Landlord shall provide a tenant improvement allowance for the applicable Expansion Space equal to: (a) the number of usable square feet in the applicable Expansion Space multiplied by (b) the portion of the sum of $18.75 remaining unamortized as of the date which is ninety (90) days after the applicable Expansion Space is leased by Tenant (calculated by amortizing the sum of $18.75 on a straight line basis over the term of this Lease, as extended). If Tenant leases any Expansion Space and Landlord is obligated under this Subparagraph 2(e) to provide an Expansion Space Improvement Allowance for the applicable Expansion Space, then Landlord and Tenant shall promptly enter into a Work Letter Agreement in substantially the form attached hereto as Exhibit "C" for the improvements to be constructed by Landlord in
               -----------
     the applicable Expansion Space.

(f) Temporary Space. Upon Tenant's execution of this Lease, Landlord shall allow Tenant to occupy the premises outlined on Exhibit "I" on the second
                                                     -----------
     floor of the building located at 2121 Alton Avenue (the "Temporary Space") until the Commencement Date. All of the terms and conditions of this Lease (including, without limitation, terms relating to insurance, indemnification and after-hours utility charges) shall apply to Tenant's occupancy of the Temporary Space except that (i) Tenant shall not be obligated to pay any Monthly Base Rent for or in connection with Tenant's occupancy of the Temporary Space; (ii) during Tenant's occupancy of any portion of the Temporary Space, Tenant shall pay on an estimated basis (subject to reconciliation after the Commencement Date) on the first date of each calendar month, without deduction or offset, Tenant's Temporary Space Percentage (hereinafter defined) of all Operating Taxes and Real Property Taxes and Assessments (as defined in Exhibit "E" for the Development, and without deduction of any
                -----------
     expenses or taxes incurred in a "Base Year") from time to time within ten
     (10) business days after being billed by Landlord therefor; (iii) Landlord shall not be obligated to provide any allowance for or make any improvements to the Temporary Space; and (iv) Tenant shall not make any improvements to the Temporary Space. As used herein, the term "Tenant's Temporary Space Percentage" shall mean a fraction, the numerator of which is the number of Rentable Square Feet in the Temporary Space and the denominator of which is the number of Rentable Square Feet in the Development. Tenant shall accept the Temporary Space in it current "AS-IS" condition and without any representations or warranty, express or implied, with respect to the Temporary Space or the condition thereof. Upon notice from Landlord that the Tenant Improvements for the Premises are substantially complete, Tenant shall promptly comply with the second sentence of Subparagraph 11(a) of this Lease with respect to the Temporary Space and shall promptly move out of the Temporary Space and into the Premises.

(g) Relocation Requests. Upon written notice by Tenant identifying premises within the Development which Tenant desires to lease (the "Relocation Premises") but which are occupied by another tenant (the "Relocation Tenant"): (A) Landlord shall request the applicable Relocation Tenant to relocate to other premises in the Development that are available to be leased to the Relocation Tenant (the "Relocation Space"); provided, however, that in no event shall Landlord be obligated to make any such request if: (i) leasing the applicable Relocation Space would make any premises adjacent to the Relocation Space more difficult to lease, as determined by Landlord in its sole and absolute discretion; or (ii) Tenant is in default under this Lease; and (B) upon Landlord's receipt from the Relocation Tenant of a written description of the terms of the relocation acceptable to Landlord and Tenant, Landlord and Tenant shall negotiate in good faith the terms of Tenant's leasing of the Relocation Premises. In no event shall Landlord be obligated to exercise any rights it may have under the Relocation Tenant's lease or otherwise to relocate any Relocation Tenant. If the Relocation Tenant agrees to relocate to Relocation Space, then Landlord and Tenant shall negotiate the relocation with the Relocation Tenant and Tenant shall pay all sums (including, without limitation, fees, charges, moving costs and tenant improvement costs) required by the Relocation Tenant to be paid by Landlord or Tenant in connection with the relocation, as well as any and all costs incurred by Landlord in engaging in such negotiations or in connection with the relocation, and such sums and costs shall not be considered by Landlord and Tenant in negotiating the terms of Tenant's leasing of the Relocation Premises, nor shall such sums and costs be credited against or reduce the rent and other sums payable by Tenant in connection with its leasing any Relocation Premises. Notwithstanding anything to the contrary in this Subparagraph 2(g), in no event shall Landlord be obligated to agree to the relocation unless all of the terms and conditions of the relocation and Tenant's leasing of the Relocation Premises are acceptable to Landlord in its sole and absolute discretion and in no event shall Landlord be obligated to lease any Relocation Premises to Tenant unless the Relocation Tenant has actually vacated the applicable Relocation Premises and has no further rights thereto, and is asserting no claims for possession thereof.

3.   TERM; EXTENSION OPTIONS.

(a) Initial Term. The term of this Lease ("Term") will be for the period designated in Subparagraph 1(i), commencing on the Commencement Date. Landlord's Notice of Lease Term Dates and Tenant's Percentage ("Notice"), in the form of Exhibit "D" attached hereto, will set forth (among other
                    -----------
     things) the Commencement Date, the date upon which the Term of this Lease shall end, the Rentable Square Feet within the Premises, and Tenant's Percentage and will be delivered to Tenant after Landlord delivers possession of the Premises to Tenant. The Notice will be binding upon Tenant unless Tenant objects to the Notice in writing within five (5) days of Tenant's receipt of the Notice.

(b) First Year Extension Option. Tenant shall have the option (the "First Year Extension Option") to extend the term of this Lease for a period of five
     (5) years provided that Tenant is not in default under any of the terms or provisions of this Lease as of the date of Tenant's exercise of said First Year Extension Option and as of the date of the beginning of the extension of the Term pursuant thereto. Tenant may exercise its First Year Extension Option only by giving written notice to Landlord on or before the first anniversary of the Commencement Date specifying that Tenant is exercising its First Year Extension Option (the "First Year Extension Option Notice"). All of the terms of this Lease shall apply to the extension of the Term pursuant to Tenant's exercise of its First Year Extension Option except that:

          (i) the Monthly Base Rent payable during the first half of such extension shall be $105,123.15, and the Monthly Base Rent payable during the second half of such extension shall be $116,803.50;

          (ii) if Tenant notifies Landlord in writing prior to the last day of the forty-sixth month after the Commencement Date (the "Additional Space Demand Notice") that Tenant requires a specific amount of additional space in the Development (the "Requested Additional Space"), and within four (4) months after receipt of Tenant's Additional Space Demand Notice (the "Requested Additional Space Search Period"), Landlord does not deliver to Tenant a description (the "Landlord's Additional Space Description"), of space in the Development that is 95% to 110% as large as the Requested Additional Space described in Tenant's Additional Space Demand Notice and that is scheduled to be available for leasing within such four (4) month period, then: (A) as of the end of said four (4) month period, the first sentence of Subparagraph 2(e) above (Tenant's Expansion Rights) shall apply not only to space available to lease from Landlord in Buildings 3, 5 and 6 of the Development as described in Subparagraph 2(e) above, but also to space available to lease from Landlord in the other buildings in the Development; and (B) Tenant shall have a personal, non-assignable right to terminate this Lease (the "Termination Option") as of the end of the 62nd month after the Commencement Date (the "Termination Date") by giving at least twelve (12) months prior written notice (the "Termination Notice") to Landlord and concurrently paying to Landlord, in immediately available funds, a sum equal to: (a) $303,689.10 (representing a termination fee equal to three months of Monthly Base Rent); plus (b) the portions of the
                                                  ----
     Tenant Improvement Allowance, any Rent Credit or Additional Allowance and Cat Walk Costs (defined in Subparagraph 3(b)(iv) below), and all Expansion Space Improvement Allowances remaining unamortized as of the Termination Date (calculated by amortizing the Tenant Improvement Allowance on a straight line basis over the term of this Lease, as extended, and by amortizing any Additional Allowance, Rent Credit or Cat Walk Costs over the period commencing on the date when the first disbursement of the Additional Allowance or Catwalk Costs is made or the date on which such Rent Credit is first credited against Base Rent, as applicable, and ending on the date on which the terms of this Lease, as extended, will expire, and by amortizing each Expansion Space Improvement Allowance on a straight line basis over the period commencing on the date on which the applicable Expansion Space is leased by Tenant and ending on the date on which the term of this Lease, as extended, will expire); plus (c) the unamortized portion of the brokerage commissions payable by Landlord in connection with this Lease, including, without limitation, commissions payable in connection with the extension of the Term and any expansion of the Premises (calculated by amortizing all such commissions on a straight line basis over the term of this Lease, as extended, but with respect to commissions payable in connection with any Expansion Space, calculated by amortizing such commissions on a straight line basis over the period commencing on the date on which the applicable Expansion Space is leased by Tenant and ending on the date on which the term of this Lease, as extended, will expire); plus
                                                                          ----
     (d) interest on the sums described in clauses (b) and (c) from the beginning of the applicable amortization period used to calculate such sums to the date such sums are paid to Landlord, at the rate of eleven percent (11%) per annum, compounded annually. The Termination Option shall be personal to Tenant and may only be exercised by and for the benefit of Tenant and may not be assigned or otherwise transferred to, or exercised directly or indirectly by or for the benefit of, any person or entity other than Tenant;

          (iii) if Landlord delivers a Requested Additional Space Description to Tenant within the Requested Additional Space Search Period, then Landlord and Tenant shall promptly enter into a Work Letter Agreement substantially in the form of Exhibit "C" hereto, with a tenant improvement allowance for
                    -----------
     the applicable Requested Additional Space equal to: (a) the number of usable square feet in the applicable Requested Additional Space multiplied by (b) the portion of the sum of $18.75 remaining unamortized as of the date which is ninety (90) days after the applicable Requested Additional Space is leased by Tenant (calculated by amortizing the sum of $18.75 on a straight line basis over the term of this Lease, as extended) (the "Requested Additional Space Allowance"), and the Requested Additional Space described therein shall become part of the Premises and shall be subject to all of the terms of this Lease upon substantial completion of the tenant improvements therefor, if any, and actual vacation of the

     Requested Additional Space by any tenant in occupancy thereof. Upon request by Landlord, Tenant shall confirm the date of substantial completion of the tenant improvements for the Requested Additional Space in writing. The date asserted by Landlord as such date of substantial completion shall be binding upon Tenant unless Tenant objects thereto in writing within five
     (5) days.

          (iv) if Tenant exercises its First Year Extension Option, and Tenant expressly elects in its First Year Extension Option Notice to cause Landlord to construct the "cat walk," then Landlord shall design and construct a so-called "cat walk" from the second floor of the building located at 16815 Von Karman Avenue (Building 4) to the second floor of the building located at 16795 Von Karman Avenue (Building 5) (the "Cat Walk"); provided, however, that Landlord shall not be obligated to construct the Cat Walk unless permitted by applicable laws, statutes and ordinances then in effect and provided, further, that Landlord shall not be obligated to expend more than $250,000 in connection with the Cat Walk (including, without limitation, the design, engineering and construction of the Cat Walk and any improvements required as a result of the Cat Walk and costs of satisfying any conditions to any governmental authorities relating to the Cat Walk, permits and approvals for the Cat Walk and such improvements, and legal fees and costs incurred in connection with the Cat Walk and such costs are hereinafter collectively referred to in this Lease as the "Cat Walk Costs"). If Landlord concludes in good faith that it is not possible to construct a first-class Cat Walk for less than $250,000, or if Landlord does not in good faith desire to comply with any particular conditions of governmental authorities related to the Cat Walk because they may adversely affect Landlord, the Development or other tenants in the Development, then Landlord shall not be obligated to construct the Cat Walk. Within ninety
     (90) days after receipt of a First Year Extension Notice in which Tenant elects to cause Landlord to construct the Cat Walk, Landlord shall use good faith efforts to determine in good faith whether it is possible to construct a first-class Cat Walk for less than $250,000, whether applicable law permits construction of the Cat Walk and whether conditions or other improvements that would be imposed by governmental authorities on the construction of the Cat Walk are acceptable to Landlord and notify Tenant of its determinations (the "Landlord Determination Notice"). If Landlord constructs the Cat Walk, then Tenant shall fully cooperate with Landlord, at Tenant's expense, in connection with the design and construction of the Cat Walk and any interference with Tenant's use or enjoyment of the Premises which results from Landlord's construction of the Cat Walk shall not constitute an actual or constructive eviction, or entitle Tenant to any damages or abatement of rent or any other sums payable under this Lease. Landlord shall use commercially reasonable efforts to minimize interference with Tenant's use and enjoyment of the Premises during construction of the Cat Walk to the extent practicable given the nature and scope of the work. If Tenant elects in its First Year Extension Option Notice to cause Landlord to construct the "Cat Walk" and Landlord determines that it is not possible to construct a Cat Walk for less than $250,000, or if the Cat Walk is not constructed for any other reason, then by written notice to Landlord given within thirty (30) days after receipt of the Landlord Determination
     Notice: (i) Tenant may elect to cause Landlord to provide an additional tenant improvement allowance in the amount of $250,000 (the "Additional Allowance") for use by Tenant in constructing additional improvements to the Premises subject to Article 13 hereof (and Landlord shall disburse such Additional Allowance in accordance with reasonable construction loan disbursement procedures); or (ii) Tenant may elect to cause Landlord to provide a credit against Monthly Base Rent in the amount of $250,000 (the "Rent Credit"); or (iii) if Landlord determines the Cat Walk cannot be completed for less than $250,000, but that applicable law permits the Cat Walk to be constructed and if Landlord has no reasonable basis for objecting to any governmental conditions relating to the Cat Walk, then Tenant may elect to cause Landlord to construct the Cat Walk provided Tenant pays to Landlord, within thirty (30) days after written demand from Landlord from time to time, the amount of Landlord's good faith estimate, or adjusted good faith estimate, as applicable, of the difference between $250,000 and the Cat Walk Costs (with any overpayments to be returned by Landlord upon completion of construction), and Landlord may adjust its estimate in good faith from time to time by written notice to Tenant. If Tenant does not elect to cause Landlord to construct the Cat Walk in the First Year Extension Notice, then Tenant may elect in its First Year Extension Notice to cause Landlord to provide Tenant with either the Additional Allowance on the terms provided above or the Rent Credit.

(c) Additional Extension Option(R). Whether or not Tenant shall have exercised its First Extension Option, Tenant shall have an additional option (the "Additional Extension Option") to extend the term of this Lease for a period of five (5) years (the "Extension Term") provided that Tenant is not in default under any of the terms or provisions of this Lease as of the date of Tenant's exercise of the Additional Extension Option and as of the date of the beginning of the Extension Term. Tenant may exercise its Additional Extension Option only by giving written notice to Landlord at least twelve
     (12) calendar months prior to the expiration of the then-current Term specifying that Tenant is exercising its Additional Extension Option (an "Additional Extension Notice") and specifying the length of the extension. All of the terms of this Lease shall apply to the Extension Term except that (i) Tenant shall have no further right to extend the term of this Lease; (ii) the Monthly Base Rent for the Extension Term shall be ninety-five percent (95%) of the Fair Market Rental Rate (hereinafter defined) for the Premises; and (iii) Landlord shall not be obligated to provide an additional improvement allowance for any additional tenant improvements to the Premises.

     The "Fair Market Rental Rate" shall be the annual rental rate per Rentable Square Foot then being charged in new leases (or executed letters of intent for new leases), for space to be delivered on or about the beginning of the Extension Term, which is non-sublease, non-equity space in Comparable Buildings (hereinafter defined), similarly improved, taking into consideration annual rental rates per Rentable Square Foot, the number of Rentable Square Feet leased, the length of the Extension Term and that no additional improvement allowance will be provided. As used herein, the term "Comparable Buildings" shall mean the Buildings and office buildings of similar age, size and quality in the Orange County airport area.

     Upon Landlord's receipt of Tenant's Additional Extension Notice, Landlord and Tenant shall negotiate the Fair Market Rental Rate. If Landlord and Tenant have not agreed upon the Fair Market Rental Rate within thirty (30) days after Landlord's receipt of Tenant's Additional Extension Notice, then the Fair Market Rental Rate shall be determined as follows:

          (i) Landlord and Tenant shall each appoint an independent real estate broker who shall not have been previously used by either party and who shall have been continuously active over the preceding five (5) year period in the leasing of first class office space in the Orange County office market. Each such broker shall be appointed within fifteen (15) days after said thirty (30) day period.

         (ii) The two brokers so appointed shall within fifteen (15) days after the appointment of the last appointed broker agree upon and appoint a third broker who shall have the same qualifications required for the initial two brokers.

        (iii) Within thirty (30) days after the selection of the third broker, a majority of the brokers selected shall determine the Fair Market Rental Rate. If a majority of the brokers are unable to determine the Fair Market Rental Rate within the stipulated period of time, the three brokers' determinations of the Fair Market Rental Rate shall be added together and the total divided by three (3). The resulting quotient shall be the Fair Market Rental Rate; however, if the low determination or the high determination or both is/are more than five percent (5%) lower or higher than the middle determination, the low determination or the high determination or both, as applicable, shall be disregarded. If only one determination is disregarded, the remaining two (2) determinations shall be added together and their total divided by two (2), and the resulting quotient shall be the Fair Market Rental Rate. The determination of the Fair Market Rental Rate hereunder shall be binding on Landlord and Tenant.

         (iv) Each party will pay the costs and charges of its broker and fifty percent (50%) of the costs and charges of the third broker.

          (v) If either Landlord or Tenant fails to appoint a broker within the time period in Subparagraph 3(c)(i) above, then the broker appointed by one of them shall reach a decision, notify Landlord and Tenant thereof, and such broker's decision shall be binding upon Landlord and Tenant.

         (vi) If the two brokers fail to agree upon and appoint a third broker, then both brokers shall be dismissed and the matter shall be submitted to arbitration under the commercial arbitration provisions of the American Arbitration Association.

        (vii) If the Fair Market Rental Rate for the Extension Term is not established prior to the end of the initial Term of this Lease for any reason, Tenant shall continue to pay the Base Monthly Rent payable under this Lease, but when the Fair Market Rental Rate for the Extension Term shall have been determined under this Subparagraph 3(c), Tenant shall immediately pay to Landlord any underpayments of Basic Rent for the Extension Term, or if Tenant has overpaid Basic Rent for the Extension Term, Landlord shall refund the amount of any overpayments to Tenant within thirty (30) days after such determination.

4.  POSSESSION.

(a) Delivery of Possession. Landlord agrees to deliver possession of the Premises to Tenant in accordance with the terms of the Work Letter Agreement attached hereto as Exhibit "C", provided, however, that if
                                  -----------
     Landlord is unable to deliver possession of the Premises to Tenant on the Commencement Date, this Lease will not be void or voidable and Landlord will not be liable to Tenant for any loss or damage resulting therefrom, but the Commencement Date and the Expiration Date will be extended by the number of days Landlord is late in delivering the Premises to Tenant, and rent will not commence to accrue under this Lease until Landlord delivers the Premises to Tenant; provided, however, that if the Commencement Date and delivery of the Premises do not occur by the date which is three (3) calendar months after the Estimated Commencement Date, as extended by delays in the completion of the Tenant Improvements caused by Tenant Delays (as defined in Exhibit "C") and Force Majeure delays (as defined in
                    -----------
     Paragraph 33) (such date, as so extended, being hereinafter referred to as the "Mandatory Commencement Date"), then Tenant may as its sole and exclusive remedy, terminate this Lease by written notice to Landlord given within ten (10) days after said Mandatory Commencement Date. Notwithstanding the foregoing, Landlord will not be obligated to deliver possession of the Premises to Tenant (but Tenant will be liable for rent if Landlord can otherwise deliver the Premises to Tenant) until Landlord has received from Tenant all of the following: (i) a copy of this Lease fully executed by Tenant; (ii) the first installment of Monthly Base Rent; (iii) executed copies of policies of insurance or certificates thereof as required under Paragraph 19 of this Lease; (iv) copies of all governmental permits and authorizations, if any, required in connection with Tenant's operation of its business within the Premises; and (v) if Tenant is a corporation or partnership, such evidence of due formation, valid existence and authority as Landlord may reasonably require, which may include, without limitation, a certificate of good standing, certificate of secretary, articles of incorporation, statement of partnership, or other similar documentation.

(b) Condition of Premises. Prior to the Commencement Date and in accordance with the Work Letter Agreement attached hereto as Exhibit "C", Landlord and
                                                       -----------
     Tenant (and/or their respective representatives, who shall be designated in writing and shall be paid by the party for whom the applicable representative is acting) will jointly conduct a walk-through inspection of the Premises and will jointly prepare a punch-list ("Punch-List") of items required to be installed by Landlord under the Work Letter Agreement which require finishing or correction. The Punch-List will not include any items of damage to the Premises caused by Tenant's move-in or early entry, if permitted, which damage will be corrected or repaired by Landlord, at Tenant's expense or, at Landlord's election, by Tenant, at Tenant's expense. Other than the items specified in the Punch-List, by taking possession of the Premises, Tenant will be deemed to have accepted the Premises in its condition on the date of delivery of possession and to have acknowledged that the Tenant Improvements have been installed as required by the Work Letter Agreement and that there are no additional items needing work or repair. Landlord will cause all items in the Punch-List to be repaired or corrected within thirty (30) days following the preparation of the Punch-List or as soon as practicable after the preparation of the Punch-List. Tenant acknowledges that neither Landlord nor any agent of Landlord has made any representation or warranty, express or implied, with respect to the Premises, the Buildings, the Development or any portions thereof or with respect to the suitability of same for the conduct of Tenant's business and Tenant further acknowledges that Landlord will have no obligation to construct or complete any additional buildings or improvements within the Development.

5.  RENT.

(a) Monthly Base Rent. Subject to the second proviso in Subparagraph 11(a) of the Work Letter Agreement attached hereto as Exhibit "C", Tenant shall pay
                                                  -----------
     Landlord the Monthly Base Rent for the Premises (subject to adjustment as hereinafter provided) in advance on the first day of each calendar month during the Term without prior notice or demand. Notwithstanding the foregoing,

     Tenant shall pay the Monthly Base Rent for the first month of the Term directly to Landlord concurrently with Tenant's execution and delivery of this Lease to Landlord. If the Term of this Lease commences or ends on a day other than the first day of a calendar month, then the rent for such period will be prorated in the proportion that the number of days this Lease is in effect during such period bears to the number of days in such month. All rent must be paid to Landlord, without any deduction or offset, in lawful money of the United States of America, at the address designated by Landlord on Tenant's monthly rent statement or to such other person or at such other place as Landlord may from time to time designate in writing. Monthly Base Rent will be adjusted during the Term of this Lease as provided in Subparagraph l(m) and Subparagraphs 3(b) and 3(c).

(b) Additional Rent. All amounts and charges to be paid by Tenant hereunder, including, without limitation, payments for Operating Expenses, insurance, repairs and reserved parking (if any), will be considered additional rent for purposes of this Lease, and the word "rent" as used in this Lease will include all such additional rent unless the context specifically or clearly implies that only Monthly Base Rent is intended.

(c) Late Payments. Late payments of Monthly Base Rent and/or any item of additional rent will be subject to interest and a late charge as provided in Subparagraph 22(g) below.

6.  OPERATING EXPENSES.

(a) Operating Expenses. Tenant shall pay to Landlord Tenant's Percentage of the Operating Expenses (as defined in Exhibit "E") for the Development for the
                                       -----------
     first and second months of the Term (without deduction for any "base year" Operating Expenses), such payments to be made on an estimated basis within ten (10) business days after billing of such estimate by Landlord as additional rent, without deduction or offset, subject to reconciliation in March, 1997 with actual Operating Expenses for said first and second months. Additionally, commencing on the first anniversary of the Commencement Date, Tenant shall pay to Landlord as additional rent in accordance with the terms of this Paragraph 6, in an amount equal to Tenant's Percentage of the amount by which the Operating Expenses (as defined in Exhibit "E" attached hereto) for each calendar year after the
                -----------
     Base Year or portions thereof included in the Term of this Lease, exceeds the Operating Expenses for the Base Year ; provided, however, that notwithstanding anything to the contrary in this Section 6, for purposes of calculating the additional rent payable by Tenant under this Section 6, the actual annual percentage increase in Operating Expenses which are controllable by Landlord shall not exceed: (a) ten percent (10%), plus (b)
                                                                       ----
     the sum of the amounts by which the maximum percentage increase in controllable Operating Expenses permitted under this sentence for each previous calendar year after the Base Year exceeded the actual percentage increase in controllable Operating Expenses from the preceding year. (The sum described in clause (b) will be zero for 1997.) For example: (i) if controllable Operating Expenses for the Base Year (1996) are $10.00, and the controllable Operating Expenses for 1997 are $12.00, then controllable Operating Expenses for 1997 shall be limited to $11.00 (i.e., 110% of
                                                             - -
     $10.00); (ii) if controllable Operating Expenses for the Base Year are $10.00, controllable Operating Expenses for 1997 are $12.00, and controllable Operating Expenses for 1998 are $13.20, then controllable Operating Expenses for 1998 shall be $13.20 (i.e., 110% of $12.00); and
                                                  - -
     (iii) if controllable Operating Expenses for the Base Year are $10.00, controllable Operating Expenses for 1997 are $10.50 and the controllable Operating Expenses for 1998 are $13.00, then the maximum percentage increase in controllable Operating Expenses for 1998 shall be 15% (10% plus
                                                                            ----
     5% [with the 5% representing the amount by which the 10% maximum percentage increase for 1997 exceeds the actual percentage increase for 1997]) and the controllable Operating Expenses for 1998 shall be limited to $12.075 (i.e.,
                                                                           - -
     115% of $10.50). As used herein, the term "controllable Operating Expenses" shall not include Real Property Taxes and Assessments (as defined in Exhibit "E") or utilities, but the foregoing exclusions shall not be
     -----------
     construed to limit the types of Operating Expenses that are not controllable by Landlord.

(b) Estimate Statement. Landlord will use good faith efforts to deliver to Tenant on or about March 1, 1996 and, thereafter, on or about March 1 of each later Comparison Year during the Term of this Lease, a statement ("Estimate Statement") wherein Landlord will estimate both the Operating Expenses for the then-current Comparison Year and Tenant's Percentage of the excess of the Operating Expenses for the then-current Comparison Year over the Operating Expenses for the Base Year. If Landlord is unable to provide such a statement by March 1 of any year, then Landlord shall use good faith efforts to deliver such a statement to Tenant as soon as possible thereafter. Commencing on the first anniversary of the Commencement Date, Tenant shall pay Landlord, as "Additional Rent," one-twelfth (1/12th) of Tenant's Percentage of Landlord's estimate of the amount by which Landlord's estimate of Operating Expenses for the applicable Comparison Year will exceed the Operating Expenses for the Base Year. Such payments shall begin with the next installment of rent due, until such time as Landlord issues a revised Estimate Statement or the Estimate Statement for the succeeding Comparison Year, except that concurrently with the next regular monthly rent payment due following the receipt of each such Estimate Statement, Tenant agrees to pay Landlord an amount equal to one monthly installment of Tenant's Percentage of Landlord's estimate of such excess (less any applicable Operating Expenses already paid) multiplied by the number of months from the beginning of the then-current Comparison Year, to the month of such rent payment next due, all months inclusive. If at any time during the Term of this Lease, but not more often than quarterly, Landlord reasonably determines that Tenant's Percentage of increases in Operating Expenses payable for the then-current Comparison Year will be greater than the amount set forth in the then-current Estimate Statement, Landlord may issue a revised Estimate Statement and Tenant agrees to pay Landlord, within ten (10) days of receipt of the revised Estimate Statement, the difference between the amount owed by Tenant under such revised Estimate Statement and the amount owed by Tenant under the original Estimate Statement for the portion of the then current Comparison Year which has expired. Thereafter, Tenant shall pay Tenant's Percentage of increases in Operating Expenses based on such revised Estimate Statement until Tenant receives the next Comparison Year Estimate Statement or a new revised Estimate Statement for the current Comparison Year. If Operating Expenses for any Comparison Year is less than Operating Expenses for the Base Year, Tenant will not be entitled to a credit against any rent, additional rent or Tenant's Percentage of Operating Expenses payable hereunder.

(c) Actual Statement. Landlord will also use good faith efforts to deliver to Tenant by March 1, 1997 and by March 1 of each Comparison Year during the Term of this Lease after the Base Year, a statement ("Actual Statement") which states the actual Operating Expenses for the preceding Comparison Year. If Landlord is unable to provide such a statement by March 1 of any year, then Landlord shall use good faith efforts to deliver such a statement to Tenant as soon as possible thereafter. If the Actual Statement reveals that Tenant's Percentage of the actual increases in Operating Expenses is more than the total Additional Rent paid by Tenant for Operating Expenses on account of the preceding Comparison Year (with Operating Expenses for the Base Year and any partial Comparison Year being prorated to calculate Tenant's percentage of increases in Operating Expenses payable for any partial Comparison Year), then Tenant shall pay Landlord the difference in a lump sum within thirty (30) days after receipt of the Actual Statement. If the Actual Statement reveals that Tenant's Percentage of increases in actual Operating Expenses is less than the Additional Rent paid by Tenant for increases in Operating Expenses on account of the preceding Comparison Year, Landlord shall credit any overpayment toward the next monthly installment(s) of Tenant's Percentage of increases in Operating Expenses due under this Lease, or if the Term has expired, Landlord shall pay such overpayment to Tenant within thirty (30) days after Landlord's determination.

(d) Miscellaneous. Any delay or failure by Landlord in delivering any Estimate Statement or Actual Statement pursuant to this Paragraph 6 will not constitute a waiver of its right to require an increase in rent nor will it relieve Tenant of its obligations pursuant to this Paragraph 6, except that Tenant will not be obligated to make any payments based on such Estimate Statement or Actual Statement until ten (10) days after receipt of such Estimate Statement or Actual Statement. Even though the Term has expired and Tenant has vacated the Premises, when the final determination is made of Tenant's Percentage of the actual increases in Operating Expenses for the Comparison Year in which this Lease terminates (with Operating Expenses for the Base Year and any partial Comparison Year being prorated to calculate Tenant's percentage of increases in Operating Expenses payable for any partial Comparison Year), Tenant agrees to promptly pay any increase due over the estimated expense increases paid and, conversely, any overpayments shall be promptly be rebated by Landlord to Tenant. Prior to the expiration or sooner termination of the Lease Term and Landlord's acceptance of Tenant's surrender of the Premises, Landlord will have the right to estimate the actual increases in Operating Expenses for the then-current Comparison Year and to collect any estimated underpayment from Tenant prior to Tenant's surrender of the Premises.

(e) Audits. At reasonable times and upon at least seventy-two (72) hours' prior written notice to Landlord describing the Operating Expense years which Tenant desires to audit, Tenant and Tenant's accountants and representatives may inspect books and records in Landlord's possession which relate to the Operating Expenses for the years specified in Tenant's notice at the location in Orange County where such books and records are kept and in the presence of a Landlord representative. All such inspections shall be conducted at Tenant's sole cost and expense. Tenant shall keep the results of such inspections confidential, except that Tenant may disclose the results: (i) to its attorneys and consultants provided they agree in writing to keep the results of such inspections confidential; and (ii) to the extent required by law or court order. Landlord shall not be obligated to retain books and records for Operating Expenses for any particular calendar year for more than two (2) years after the end of the applicable calendar year.

7.  SECURITY DEPOSIT.  None.

8.  USE.

(a) Tenant's Use of the Premises. The Premises may be used for the use or uses set forth in Subparagraph 1(r) only, and Tenant will not use or permit the Premises to be used for any other purpose without the prior written consent of Landlord, which consent Landlord may withhold in its sole and absolute discretion. Nothing in this Lease will be deemed to give Tenant any exclusive right to such use in the Building or the Development.

(b) Compliance. At Tenant's sole cost and expense, Tenant agrees to procure, maintain and hold available for Landlord's inspection, all governmental licenses and permits required for the proper and lawful conduct of Tenant's business from the Premises, if any. Tenant agrees not to use, alter or occupy the Premises or allow the Premises to be used, altered or occupied in violation of, and Tenant, at its sole cost and expense, agrees to use and occupy the Premises and cause the Premises to be used and occupied in compliance with: (i) any and all laws, statutes, zoning restrictions, ordinances, rules, regulations, orders and rulings now or hereafter in force and any requirements of any insurer, insurance authority or duly constituted public authority having jurisdiction over the Premises, the Buildings or the Development now or hereafter in force, (ii) the requirements of the Board of Fire Underwriters and any other similar body
     (iii) the Certificates of Occupancy issued for the Buildings, and (iv) any recorded covenants, conditions and restrictions and similar regulatory agreements, if any, which affect the use, occupation or alteration of the Premises, the Buildings and/or the Development; provided, however, that in no event shall Tenant be required to make or remove any improvements or alterations to the Premises that are required by law to be made or removed in order to use the Premises for office purposes, nor shall Tenant be required to remove any Hazardous Materials (as defined in Subparagraph 8(c) below) if neither the presence or release of the Hazardous Materials was caused by Tenant or any of Tenant's Parties (as defined in Subparagraph 18(b) below). Tenant agrees to comply with the Rules and Regulations referenced in Paragraph 28 below. Tenant agrees not to do or permit anything to be done in or about the Premises which will obstruct or interfere with the rights of other tenants or occupants of the Development, or injure or unreasonably annoy them, or use or allow the Premises to be used for any unlawful or unreasonably objectionable purpose. Tenant agrees not to cause, maintain or permit any nuisance or waste in or about the Premises or elsewhere within the Development. Tenant agrees not to place a load upon the Premises exceeding the average pounds of live load per square foot of floor area specified for the Building by Landlord's architect, with the partitions to be considered a part of the live load. Landlord reserves the right to reasonably prescribe the weight and positions of safes, files and heavy equipment which Tenant desires to place in the Premises so as to distribute properly the weight thereof. Tenant agrees to install, maintain and use Tenant's business machines and mechanical equipment which may cause vibration or noise that may be transmitted to the structure of the Buildings or to any other space in the Building in a manner so as to eliminate or minimize such vibration or noise. Tenant will be responsible for all structural engineering required to determine structural load, as well as the expense thereof. Notwithstanding anything contained in this Lease to the contrary, all transferable development rights related in any way to the Development are and will remain vested in Landlord, and Tenant hereby waives any rights thereto.

(c)  Hazardous Materials.

          (i) As used in this Lease, the term "Hazardous Materials" shall mean and include any substance or material which has been determined by any state, federal or local governmental authority to be capable of posing a risk of injury to health, safety or property, including all of those materials and substances designated as hazardous or toxic by the City of Irvine, the County of Orange, the U.S. Environmental Protection Agency, the Consumer Product Safety

     Commission, the Food and Drug Administration, the California Water Resources Control Board, the Regional Water Quality Control Board, the California Air Resources Board, CAL/OSHA Standards Board, Division of Occupational Safety and Health, the California Department of Food and Agriculture, the California Department of Health Services, and any federal agencies that have overlapping jurisdiction with such California agencies, or any other governmental agency now or hereafter authorized to regulate materials and substances in the environment. Without limiting the generality of the foregoing, the term "Hazardous Material" shall include all of those materials and substances defined as "hazardous materials" or "hazardous waste" in Sections 66680 through 66685 of Title 22 of the California Administrative Code, Division 4, Chapter 30, as the same shall be amended from time to time, petroleum, petroleum-related substances and the by-products, fractions, constituents and sub-constituents of petroleum or petroleum-related substances, asbestos, asbestos containing materials, and any other materials requiring remediation now or in the future under federal, state or local statutes, ordinances, regulations or policies.

         (ii) Except for ordinary and general office supplies and cleaners typically used in the ordinary course of business within office buildings, such as copier toner, liquid paper, glue, ink and common household cleaning materials (some or all of which may constitute "Hazardous Materials" as defined in this Lease), Tenant agrees not to cause or knowingly permit any Hazardous Materials to be brought upon, stored, used, handled, generated, released or disposed of on, in, under or about the Premises, the Buildings, the Common Areas or any other portion of the Development by Tenant, its agents, employees, subtenants, assignees, contractors or invitees (collectively, "Tenant's Parties"), without the prior written consent of Landlord, which consent Landlord may withhold in its sole and absolute discretion. Tenant hereby agrees that respect to any such permitted Hazardous Materials, Tenant shall comply with all applicable federal, state and local laws, rules, regulations, policies, permits, and authorities relating to the storage, use, disposal or cleanup of Hazardous Materials ("Hazardous Materials Requirements"), including, but not limited to, the obtaining of proper permits and with good business practices, and that it will not dispose of any Hazardous Materials in, on or about the Premises, or the Buildings or the Development under any circumstances.

        (iii) In the event of any release of Hazardous Materials caused or knowingly permitted by Tenant or any of Tenant's Parties, Landlord shall have the right, but not the obligation, to cause Tenant to immediately take all steps Landlord deems necessary or appropriate to remediate such release and prevent any similar future release to the satisfaction of Landlord and Landlord's mortgagee(s).

         (iv) Tenant shall promptly indemnify, protect, defend and hold harmless Landlord and its partners, officers, directors, employees, agents, successors and assigns (collectively, the "Indemnified Parties") from and against any and all claims, damages, judgments, suits, causes of action, losses, liabilities, penalties, fines, expenses and costs (including, without limitation, clean-up, removal, remediation and restoration work and costs, sums paid in settlement of claims, attorneys' fees, consultant fees and expert fees and court costs) which arise or result from the release, use, storage, transportation or disposal of Hazardous Materials on, in or about the Premises, Buildings or Development by the Tenant or its agents, employees, subtenants and assignees and Tenant's indemnity and defense obligations shall cover and include acts of Tenant Parties. Notwithstanding anything to the contrary in this Subparagraph 8(c)(iv), . Tenant shall immediately notify Landlord of any inquiry, test, investigation or enforcement proceeding by or against Tenant, Landlord or the Development concerning a Hazardous Material in, on or about the Premises, Buildings or Development of which Tenant has knowledge or notice. Tenant acknowledges that Landlord, as the owner of the Development, shall have the right, at its election, in its own name or as Tenant's agent, to negotiate, defend, approve and appeal, at Tenant's expense, any action taken or order issued by governmental authority with regard to the presence or release of a Hazardous Material that is caused or knowingly permitted by Tenant or any of Tenant's Parties.

          (v) Landlord shall indemnify, protect, defend (with counsel reasonably acceptable to Tenant) and hold harmless Tenant and its partners, officers, directors, employees, agents, successors and assigns (collectively, "Indemnitees") from and against (a) any and all judgments and reasonable defense costs in connection with any lawsuit or administrative enforcement action brought against Tenant by a governmental agency or authority or a private party (other than a Tenant Affiliate, hereinafter defined) seeking remediation or contribution toward the cost of remediation of any Hazardous Materials placed in or at the Leased Premises by any person or entity (other than Tenant or a Tenant Affiliate) prior to the date Tenant first occupies the Premises, and (b) any other claims, losses, liabilities and expenses (collectively "Claims") sustained by Tenant attributable to any Hazardous Materials placed on, under, at, in or about the Premises, Buildings or Development by Landlord or its officers, directors, employees or agents; provided, however, the foregoing indemnification shall not apply to any Claims, judgments or costs attributable to Hazardous Materials where Tenant has contributed to or exacerbated the condition or quantity of such Hazardous Materials or any damage or injury resulting therefrom. Tenant shall give written notice to Landlord in reasonable detail of the occurrence of any event or the existence of any claim or condition that could constitute the basis for any Indemnitee seeking indemnification by Landlord promptly upon Tenant becoming aware of same. Upon receiving such notice, Landlord shall promptly indemnify, protect, defend (with counsel reasonably acceptable to Tenant) and hold harmless all Indemnitees to the extent required under this Subparagraph 8(c)(v). As used in this Subparagraph 8(c)(v), the term "Tenant Affiliate" shall mean and include any affiliate, agent, employee, contractor, licensee or invitee of Tenant or of an affiliate of Tenant. As used in the preceding sentence, the term "affiliate" shall mean any person or entity which, either directly or indirectly, owns or controls, is owned or controlled by, or is under common ownership or control with, Tenant.

         (vi) Upon the expiration or sooner termination of this Lease, Tenant agrees to remove from the Premises, the Buildings and the Development, at its sole cost and expense, any and all Hazardous Materials, including any equipment or systems containing Hazardous Materials, which are installed, brought upon, stored, used, generated or released upon, in or under the Premises, the Buildings and/or the Development or any portion thereof by Tenant or any of Tenant's Parties.

        (vii) Notwithstanding any other right of entry granted to Landlord under this Lease, Landlord shall have the right to enter the Premises or to have consultants enter the Premises throughout the term of this Lease for the purpose of: (1) determining whether the Premises are in conformity with Hazardous Materials Requirements and other federal, state and local statutes, regulations, ordinances, and policies; (2) conducting an environmental audit or investigation of the Premises for purposes of sale, transfer, conveyance or financing; (3) determining whether Tenant has complied with this Paragraph; (4) determining the corrective measures, if any, required of Tenant to ensure the safe use, storage and disposal of Hazardous Materials; or (5) removing Hazardous Materials (except to the extent used, stored or disposed of by Tenant or any of Tenant's Parties in compliance with "Hazardous Materials Requirements"). Tenant agrees to provide access and reasonable assistance for such inspections. Such inspections may include, but are not limited to, entering the Premises or adjacent property with drill rigs or other machinery for the purpose of obtaining laboratory samples. Landlord shall not be limited in the number of such inspections during the Term of this Lease. To the extent such inspections disclose the presence of Hazardous Materials used, stored or disposed of by Tenant or any of Tenant's Parties, and provided Landlord shall not have approved the presence in question, Tenant shall reimburse Landlord for the cost of such inspections within ten (10) days of receipt of a written statement thereof. If such consultants determine that the Premises are contaminated with Hazardous Materials used, stored or disposed of by Tenant or any of Tenant's Parties, Tenant shall, in a timely manner, at its expense, remove such Hazardous Materials or otherwise comply with the recommendations of such consultants to the reasonable satisfaction of Landlord and any applicable governmental agencies. The right granted to Landlord herein to inspect the Premises shall not create a duty on Landlord's part to inspect the Premises, or liability of Landlord for Tenant's use, transportation, storage or disposal of Hazardous Materials, it being understood that Tenant shall be solely responsible for all liability in connection with Tenant's use, transportation, storage and disposal of Hazardous Materials.

       (viii) Landlord hereby discloses to Tenant that the Premises, the Building and the Development are or may be in an area in which contamination of soils or groundwater by Hazardous Materials may exist. If Tenant desires more definite information regarding the existence or possible existence of contamination by Hazardous Materials of soils or groundwater of or beneath the Premises, the Building, the Development, or other real property in the general area of the Development, then Tenant shall investigate such matters.

         (ix) The provisions of this Subparagraph 8(c) will survive the expiration or any earlier termination of this Lease.

9. NOTICES. Any notice required or permitted to be given hereunder must be in writing and may be given by personal delivery (including delivery by overnight courier or an express mailing service) or by mail, if sent by registered or certified mail. Notices to Tenant shall be sufficient if delivered to Tenant at the Premises and notices to Landlord shall be sufficient if delivered to Landlord at the address designated in Subparagraph 1(b). Either party may specify a different address for notice purposes by written notice to the other, except that the Landlord may in any event use the Premises as Tenant's address for notice purposes.

10. BROKERS. The parties acknowledge that the broker(s) who negotiated this Lease are described in Subparagraph 1(t). Each party represents and warrants to the other, that, to its knowledge, no other broker, agent or finder (a) negotiated or was instrumental in negotiating or consummating this Lease on its behalf, and (b) is or might be entitled to a commission or compensation in connection with this Lease. Landlord and Tenant each agree to promptly indemnify, protect, defend and hold harmless the other from and against any and all claims, damages, judgments, suits, causes of action, losses, liabilities, penalties, fines, expenses and costs (including attorneys' fees and court costs) resulting from any breach by the indemnifying party of the foregoing representation, including, without limitation, any claims that may be asserted by any broker, agent or finder undisclosed by the indemnifying party. The foregoing mutual indemnity shall survive the expiration or earlier termination of this Lease. Landlord shall pay brokerage commissions to Cushman & Wakefield in connection with this Lease in accordance with the existing, separate written agreement between Landlord and Cushman & Wakefield for payment of leasing commissions, and if Tenant extends the Term of this Lease pursuant to Subparagraph 3(b) or 3(c), then such brokerage commissions shall include brokerage commissions payable by Landlord to Cushman & Wakefield for such extension pursuant to said written agreement.

11. SURRENDER; HOLDING OVER.

(a) Surrender. The voluntary or other surrender of this Lease by Tenant, or a mutual cancellation thereof, shall not constitute a merger, and shall, at the option of Landlord, operate as an assignment to Landlord of any or all subleases or subtenancies. Upon the expiration or earlier termination of this Lease, Tenant agrees to peaceably surrender the Premises to Landlord broom clean and in the same condition as delivered to Tenant except for ordinary wear and tear, casualty damage (if this Lease is terminated as a result thereof pursuant to Paragraph 20), condemnation, the Tenant Improvements, all Alterations not required to be removed pursuant to or as provided in Paragraph 13 and all maintenance, repairs and replacements which are the responsibility of Landlord under this Lease, and with all of Tenant's personal property and Alterations (as defined in Paragraph 13) removed from the Premises to the extent required under Paragraph 13 and all damage caused by such removal repaired as required by Paragraph 13. Prior to the date Tenant is to actually surrender the Premises to Landlord, Tenant agrees to give Landlord reasonable prior notice of the exact date Tenant will surrender the Premises so that Landlord and Tenant can schedule a walk-through of the Premises to review the condition of the Premises and identify the Alterations and personal property which Tenant is to remove and any repairs Tenant is to make upon surrender of the Premises. The delivery of keys to any employee of Landlord or to Landlord's agent or any employee thereof alone will not be sufficient to constitute a termination of this Lease or a surrender of the Premises.

(b) Holding Over. Tenant will not be permitted to hold over possession of the Premises after the expiration or earlier termination of the Term without the express written consent of Landlord, which consent Landlord may withhold in its sole discretion. If Tenant holds over after the expiration or earlier termination of the Term, Landlord may, at its option, treat Tenant as a tenant at sufferance only, and such continued occupancy by Tenant shall be subject to all of the terms, covenants and conditions of this Lease, so far as applicable, except that Tenant shall not be entitled to exercise any options or rights to expand, extend or negotiate and the Monthly Base Rent for any such holdover period shall be equal to (i) for the first two months of the holdover, one hundred twenty-five percent (125%) of the Monthly Base Rent in effect under this Lease immediately prior to such holdover, and (ii) thereafter, one hundred and fifty percent (150%) of the monthly Base Rent in effect under this Lease immediately prior to the holdover. Acceptance by Landlord of rent after such expiration or earlier termination will not result in a renewal of this Lease. The foregoing provisions of this Paragraph 11 are in addition to and do not affect Landlord's right of re-entry or any rights of Landlord under this Lease or as otherwise provided by law. If Tenant fails to surrender the Premises upon the expiration of this Lease in accordance with the terms of this Paragraph 11 despite demand to do so by Landlord, Tenant agrees to promptly indemnify, protect, defend and hold Landlord harmless from all claims, damages, judgments, suits, causes of action, losses, liabilities, penalties, fines, expenses and costs

     (including attorneys' fees and costs), including, without limitation, costs and expenses incurred by Landlord in returning the Premises to the condition in which Tenant was to surrender it and claims made by any succeeding tenant founded on or resulting from Tenant's failure to surrender the Premises. The provisions of this Subparagraph 11(b) will survive the expiration or earlier termination of this Lease.

12. TAXES ON TENANT'S PROPERTY. Tenant agrees to pay before delinquency, all taxes and assessments (real and personal) levied against any personal property or trade fixtures placed by Tenant in or about the Premises (including any increase in the assessed value of the Premises based upon the value of any such personal property or trade fixtures). If any such taxes or assessments are levied against Landlord or Landlord's property, Landlord may, after written notice to Tenant (and under proper protest if requested by Tenant) pay such taxes and assessments, in which event Tenant agrees to reimburse Landlord all amounts paid by Landlord within ten (10) business days after demand by Landlord; provided, however, Tenant, at its sole cost and expense, will have the right, with Landlord's cooperation, to bring suit in any court of competent jurisdiction to recover the amount of any such taxes and assessments so paid under protest.

13. ALTERATIONS. Subject to Tenant's compliance with all of the provisions of this Paragraph 13, Tenant may, at Tenant's sole cost and expense, replace the existing security system serving the Premises concurrently with Landlord's construction of the Tenant Improvements; however, such new security system (the "New Security System") and the installation thereof may not interfere with Landlord's construction of the Tenant Improvements or with Landlord's exercise of its rights under Paragraph 16 of this Lease, and Tenant shall at all times provide Landlord such sufficient access to the Premises as may be necessary for Landlord to construct the Tenant Improvements and exercise its rights under Paragraph 16 of this Lease. Prior to the expiration of this Lease and upon any earlier termination of this Lease, Tenant shall, at Tenant's sole cost and expense, remove the New Security System and replace it with a security system of the same type and quality as the security system which currently serves the Premises. After installation of the initial Tenant Improvements for the Premises pursuant to Exhibit "C", Tenant may, at its sole cost and expense, make other
            -----------
alterations, additions, improvements and decorations to the Premises subject to the terms and conditions of this Paragraph 13. The New Security System and all other alterations, additions, improvements and decorations to the Premises are hereinafter collectively referred to as the "Alterations".

(a) Prohibited Alterations. Tenant may not make any Alterations which: (i) affect any area outside the Premises; (ii) affect the Building's structure, equipment, services or systems, or the proper functioning thereof, or Landlord's access thereto; (iii) affect the outside appearance, character or use of the Buildings or the Building Common Areas; (iv) in the reasonable opinion of Landlord, lessen the value of the Buildings; or (v) will violate or require a change in any occupancy certificate applicable to the Premises.

 (b) Landlord's Approval. Before proceeding with any Alterations which are not prohibited in Subparagraph 13(a) above, Tenant must first obtain Landlord's written approval of the plans, specifications and working drawings for such Alterations, which approval Landlord will not unreasonably withhold or delay; provided, however, Landlord's prior approval will not be required for any such Alterations which are not prohibited by Subparagraph 13(a) above and which: (A) consist of installation of business or trade fixtures, or (B) cost less than Ten Thousand Dollars ($10,000) in any one year period provided that Tenant delivers to Landlord notice and a copy of any final plans, specifications and working drawings therefor at least ten (10) days prior to commencement of the work. Alterations which do not require Landlord's consent shall nevertheless be subject to all of the other requirements and conditions of this Paragraph 13, including, without limitation, the condition that Tenant conform to Landlord's rules, regulations and insurance requirements which govern contractors. Landlord's approval of plans, specifications and/or working drawings for Alterations will not create any responsibility or liability on the part of Landlord for their completeness, design sufficiency, or compliance with applicable permits, laws, rules and regulations of governmental agencies or authorities.

(c) Contractors. Alterations may be made or installed only by contractors and subcontractors which have been approved by Landlord, which approval Landlord will not unreasonably withhold or delay; provided, however, Landlord reserves the right to require that Landlord's contractor for the Building be given an equal opportunity to bid for any Alteration work. Before proceeding with any Alterations, Tenant agrees to provide Landlord with ten (10) days' prior written notice and Tenant's contractors must obtain, on behalf of Tenant and at Tenant's sole cost and expense: (i) all necessary governmental permits and approvals for the commencement and completion of such Alterations; and (ii) if requested by Landlord, a completion and lien indemnity bond, or other surety, reasonably satisfactory to Landlord for such Alterations. Throughout the performance of any Alterations, Tenant agrees to obtain, or cause its contractors to obtain, workers compensation insurance and general liability insurance in compliance with the provisions of Paragraph 19 of this Lease.

(d) Manner of Performance. All Alterations must be performed: (i) in accordance with the approved plans, specifications and working drawings; (ii) in a lien-free and first-class and workmanlike manner; (iii) in compliance with all applicable permits, laws, statutes, ordinances, rules, regulations, orders and rulings now or hereafter in effect and imposed by any governmental agencies and authorities which assert jurisdiction; (iv) in such a manner so as not to interfere with the occupancy of any other tenant in the Buildings, nor impose any additional expense upon nor delay Landlord in the operation of any multi-tenant Building nor unreasonably delay Landlord in the maintenance of the Building; and (v) at such times, in such manner, and subject to such rules and regulations as Landlord may from time to time reasonably designate.

(e) Ownership. The Tenant Improvements, including, without limitation, all affixed sinks, dishwashers, microwave ovens and other fixtures, and all Alterations (but not the New Security System nor any personal property or trade fixtures of Tenant) will become the property of Landlord and (except for the New Security System and such personal property and trade fixtures) will remain upon and be surrendered with the Premises at the end of the Term of this Lease; provided, however, Landlord shall, by written notice delivered to Tenant prior to or within three (3) business days after Landlord's approval of the final working drawings for any Alterations, identify those Alterations which Landlord will require Tenant to remove at the end of the Term of this Lease (except that the New Security System shall, in any event, be removed as provided in Subparagraph 13(a) above) and if Landlord does not deliver such a notice to Tenant, then Tenant shall not be obligated to remove the applicable Alteration at the end of the Term. Landlord may also require Tenant to remove Alterations which Landlord did not have the opportunity to approve as provided in this Paragraph 13. If Landlord requires Tenant to remove any Alterations pursuant to this Subparagraph 13(e), then Tenant, at its sole cost, shall remove the identified Alterations on or before the expiration or sooner termination of this Lease and repair any damage to the Premises caused by such removal (or, at Landlord's option, Tenant agrees to pay to Landlord all of Landlord's costs of such removal and repair).

(f) Plan Review. Tenant agrees to pay Landlord, as additional rent, the reasonable costs of professional services and costs for general conditions of Landlord's third party consultants if utilized by Landlord (but not Landlord's "in-house" personnel) for review of all plans, specifications and working drawings for any Alterations, within ten (10) business days after Tenant's receipt of invoices either from Landlord or such consultants. In addition, Tenant agrees to pay Landlord, within ten (10) business days after completion of any Alterations, a fee to cover Landlord's costs of supervising and administering the installation of such Alterations, in the amount of eight percent (8%) of the cost of such Alterations, but in no event less than Two Hundred Fifty Dollars ($250.00).

(g) Personal Property. All articles of personal property owned by Tenant or installed by Tenant at its expense in the Premises (including, without limitation, Tenant's business and trade fixtures, furniture, movable partitions and equipment [such as telephones, copy machines, computer terminals, refrigerators and facsimile machines]) will be and remain the property of Tenant, and must be removed by Tenant from the Premises, at Tenant's sole cost and expense, on or before the expiration or sooner termination of this Lease. Tenant agrees to repair any damage caused by such removal at its cost on or before the expiration or sooner termination of this Lease.

(h) Removal of Alterations. If Tenant fails to remove by the expiration or sooner termination of this Lease all of its personal property, the New Security System or any Alterations identified by Landlord pursuant to Subparagraph 13(e) above for removal, Landlord may, at its option, treat such failure as a hold-over pursuant to Subparagraph 11(b) above, and/or Landlord may (without liability to Tenant for loss thereof) treat such personal property and/or Alterations as abandoned and, at Tenant's sole cost and in addition to Landlord's other rights and remedies under this Lease, at law or in equity: (a) remove and store such items; and/or (b) upon ten (10) days' prior notice to Tenant, sell, discard or otherwise dispose of all or any such items at private or public sale for such price as Landlord may obtain or by other commercially reasonable means. Tenant shall be liable for all costs of disposition of Tenant's abandoned property and Landlord shall have no liability to Tenant with respect to any such abandoned property. Landlord agrees to apply the proceeds of any sale of any such property to any amounts due to Landlord under this Lease from Tenant (including, without limitation, Landlord's attorneys' fees and other costs incurred in the removal, storage and/or sale of such items), with any remainder to be paid to Tenant.

14.  REPAIRS.

(a) Landlord's Obligations. Landlord agrees to reasonably repair and maintain the portions of the Buildings and the portions of the Premises not required to be maintained and repaired by Tenant (including, without limitation, floors [excluding floor coverings except to the extent of janitorial services to be provided to the Premises], foundations, exterior structural walls [excluding the wall coverings], ceilings [excluding ceiling coverings, but including Building standard lighting fixtures], roofs, driveways and parking lots and the plumbing, heating, ventilating, air conditioning, elevator and electrical systems installed or furnished by Landlord) in good condition and repair, and shall replace such items as Landlord determines in good faith can no longer be repaired and are resulting in a material adverse effect on Tenant's use of the Premises, except that Landlord shall be under no obligation to perform maintenance, repairs or replacements that are: (i) for, or attributable to, items installed in Tenant's Premises which are above standard interior improvements (such as, for example, custom lighting, special HVAC and/or electrical panels or systems, kitchen or restroom facilities and appliances constructed or installed within Tenant's Premises) or (ii) caused in part or in whole by the act, neglect or omission of any duty by Tenant, its agents, employees or invitees, and Tenant will pay to Landlord, as additional rent, the reasonable cost of all maintenance, repairs and replacements described by the preceding clauses (i) and (ii). Landlord will not be liable for any failure to make any such repairs or to perform any maintenance unless such failure shall persist for an unreasonable time after written notice of the need of such repairs or maintenance is given to Landlord by Tenant. Except as provided in Paragraph 20, Tenant will not be entitled to any abatement of rent and, in any event, Landlord will not have any liability by reason of any injury to or interference with Tenant's business (as opposed to property damage or personal injury) arising from the making of any repairs, alterations or improvements in or to any portion of the Buildings or the Premises or in or to fixtures, appurtenances and equipment therein. Tenant waives the right to make repairs at Landlord's expense under any law, statute, ordinance, rule, regulation, order or ruling (including, without limitation, to the extent the Premises are located in California, the provisions of California Civil Code Sections 1941 and 1942 and any successor statutes or laws of a similar nature).

(b) Tenant's Obligations. Tenant shall keep, maintain and preserve the non-structural, interior and accessible portions of the Premises in first class condition and repair and, when and if needed, at Tenant's sole cost and expense, Tenant shall make all repairs to the non-structural, interior and accessible portions of the Premises; however, in no event shall Tenant be required to make or remove any improvements or alterations to be made or removed in order to use the Premises for office purposes, nor shall Tenant be obligated to remove any Hazardous Materials (defined in Subparagraph 8(c) above) the presence and release of which was not caused by Tenant or any of Tenant's Parties (as defined in Subparagraph 8(c) above). Any repairs required to be made by Tenant which involve or affect any Building utility systems or other Building system or any structural portions of the Building shall, at Landlord's option, be performed by such contractor or contractors as Tenant may choose from an approved list to be submitted by Landlord and Tenant agrees to pay all costs and expenses incurred in such maintenance and repair within seven (7) days after billing by Landlord or such contractor or contractors. All maintenance and other repairs may be performed by a contractor selected and hired by Tenant and reasonably approved by Landlord. Tenant agrees to cause any mechanics' liens or other liens arising as a result of work performed by Tenant or at Tenant's direction to be eliminated as provided in Paragraph 15 below. Except as provided in Subparagraph 14(a) above, and except for Landlord's construction of the Tenant Improvements, Landlord has no obligation to alter, remodel, improve, repair, decorate or paint the Premises or any part thereof.

(c) Tenant's Failure to Repair. If Tenant refuses or neglects to repair and maintain the Premises properly as required hereunder to the reasonable satisfaction of Landlord, or fails to promptly commence and diligently pursue any such repair or maintenance, Landlord, at any time following ten
     (10) days from the date on which Landlord makes a written demand on Tenant to effect such repair or maintenance, may enter upon the Premises and make such repairs and/or maintenance, and upon completion thereof, Tenant agrees to pay to Landlord as additional rent, Landlord's costs for making such repairs or performing such maintenance plus an amount not to exceed ten percent (10%) of such costs for overhead, within ten (10) days of receipt from Landlord of a written itemized bill therefor. Any amounts not reimbursed by Tenant within such ten (10) day period will bear interest at the Interest Rate until paid by Tenant.

15. LIENS. Tenant agrees not to permit any mechanic's, materialmen's or other liens to be filed against all or any part of the Development, the Buildings or the Premises, nor against Tenant's leasehold interest in the Premises, by reason of or in connection with any repairs, alterations, improvements or other work contracted for or undertaken by Tenant or any other act or omission of Tenant or Tenant's agents, employees, contractors, licensees or invitees. At Landlord's request, Tenant agrees to provide Landlord with enforceable, conditional and final lien releases (or other evidence reasonably requested by Landlord to demonstrate protection from liens) from all persons furnishing labor and/or materials to or for the benefit of Tenant. Landlord will have the right at all reasonable times to post on the Premises and record any notices of non-responsibility which it deems necessary for protection from such liens. If any such liens are filed, Tenant will, at its sole cost, promptly cause such liens to be released of record or bonded so that it no longer affects title to the Development, the Buildings or the Premises. If Tenant fails to cause any such liens to be so released or bonded within ten (10) days after filing thereof, such failure will be deemed a material breach by Tenant under this Lease without the benefit of any additional notice or cure period described in Paragraph 22 below, and Landlord may, without waiving its rights and remedies based on such breach, and without releasing Tenant from any of its obligations, cause such liens to be released by any means it shall deem proper, including payment in satisfaction of the claims giving rise to such liens. Tenant agrees to pay to Landlord within ten (10) days after receipt of invoice from Landlord, any sum paid by Landlord to remove such liens, together with interest at the Interest Rate from the date of such payment by Landlord.


16. ENTRY BY LANDLORD. Subject to giving Tenant at least one (1) business days' prior written notice except in an emergency, Landlord and its employees and agents will at all times have the right to enter the Premises to inspect the same, to supply janitorial service and any other service to be provided by Landlord to Tenant hereunder, to show the Premises to prospective purchasers, tenants or lenders, to post notices of nonresponsibility, to install reasonable "for sale" or "for lease" signs, and/or to repair the Premises as permitted or required by this Lease. In exercising such entry rights, Landlord will endeavor to minimize, as reasonably practicable, the interference with Tenant's business, and will provide Tenant with reasonable advance notice of any such entry (except in emergency situations). Landlord may, in order to carry out such purposes, erect scaffolding and other necessary structures where reasonably required by the character of the work to be performed. Landlord will at all times have and retain a key with which to unlock all doors in the Premises, excluding Tenant's vaults and safes. Landlord will have the right to use any and all means which Landlord may reasonably deem proper to open said doors in an emergency in order to obtain entry to the Premises. Any entry to the Premises obtained by Landlord by any of said means, or otherwise, will not be construed or deemed to be a forcible or unlawful entry into the Premises, or an eviction of Tenant from the Premises. Landlord will not be liable to Tenant for any damages or losses for any entry by Landlord in an emergency, or for any damages or losses to Tenant's business for any entry by Landlord. Landlord shall not be liable for any other damages or losses for any entry by Landlord unless caused by the gross negligence or willful misconduct of Landlord.

17. UTILITIES AND SERVICES. Throughout the Term of the Lease so long as the Premises are occupied, Landlord agrees to furnish or cause to be furnished to the Premises the utilities and services described in the Standards for Utilities and Services attached hereto as Exhibit "F", subject to the conditions and in
                                -----------
accordance with the standards set forth therein. Landlord may require Tenant from time to time to provide Landlord with a list of Tenant's employees and/or agents which are authorized by Tenant to subscribe on behalf of Tenant for any additional services which may be provided by Landlord. Any such additional services will be provided to Tenant at Tenant's cost. Landlord will not be liable to Tenant for any failure to furnish any of the foregoing utilities and services if such failure is caused by all or any of the following: (i) accident, breakage or repairs; (ii) strikes, lockouts or other labor disturbance or labor dispute of any character; (iii) governmental regulation, moratorium or other governmental action or inaction; (iv) inability despite the exercise of reasonable diligence to obtain electricity, water or fuel; or (v) any other cause beyond Landlord's reasonable control. In addition, in the event of any stoppage or interruption of services or utilities, Tenant shall not be entitled to any abatement or reduction of rent (except as expressly provided in Subparagraphs 20(f) or 21(b), if such failure results from a damage or taking described therein, and except that in the case of interruption caused by the negligence or willful misconduct of Landlord which continues for ten (10) business days after written notice to Landlord of the interruption, rent shall abate to the extent that, and for so long as, Tenant cannot use the Premises for the purposes permitted hereunder), no eviction of Tenant will result from such failure and Tenant will not be relieved from the performance of any covenant or agreement in this Lease because of such failure. In the event of any failure, stoppage or interruption thereof, Landlord agrees to diligently attempt to resume service promptly. If Tenant requires or utilizes more water or electrical power than is considered reasonable or normal by Landlord, Landlord may at its option require Tenant to pay, as additional rent, the cost, as fairly determined by Landlord, incurred by such extraordinary usage and/or Landlord may install separate meter(s) for the Premises, at Tenant's sole expense, and Tenant agrees thereafter to pay all charges of the utility providing service and Landlord will make an appropriate adjustment to Tenant's Operating Expenses calculation to account for the fact Tenant is directly paying such metered charges, provided Tenant will remain obligated to pay its proportionate share of Operating Expenses subject to such adjustment.

18.  ASSUMPTION OF RISK AND INDEMNIFICATION.

(a) Tenant's Assumption of Risk and Waiver. Tenant, as a material part of the consideration to Landlord, hereby agrees that neither Landlord nor any Indemnified Landlord Party (defined in Subparagraph 18(b) below) will be liable to Tenant for, and Tenant expressly assumes the risk of and waives any and all claims it may have against Landlord or any Landlord Indemnified Parties with respect to: (i) any and all damage to property or injury to persons in, upon or about the Premises, the Buildings or the Development resulting from any act or omission of Landlord or of any Indemnified Landlord Party, except for any active negligence or willful misconduct of any Indemnified Landlord Party; (ii) any such damage caused by other tenants or persons in or about the Building or the Development, or caused by quasi-public work; (iii) any damage to personal property that Tenant entrusts to any person or entity, (iv) any loss of or damage to property by theft or otherwise, or (v) any injury or damage to persons or property resulting from any casualty, explosion, falling plaster or other masonry or glass, steam, gas, electricity, water or rain which may leak from any part of the Buildings or any other portion of the Development or from the pipes, appliances or plumbing works therein or from the roof, street or subsurface or from any other place, or resulting from dampness. Notwithstanding anything to the contrary contained in the preceding sentence or elsewhere in this Lease, neither Landlord nor any Landlord Indemnified Parties will be liable for consequential damages arising out of any loss of the use of the Premises or any equipment or facilities therein by Tenant or any Tenant Parties or for interference with light or other incorporeal hereditaments. Tenant agrees to give prompt notice to Landlord in case of fire or accidents in the Premises or the Buildings, or of defects therein or in the fixtures or equipment.

(b) Indemnification. Tenant will be liable for, and agrees to promptly indemnify, protect, defend and hold harmless Landlord and Landlord's partners, officers, directors, employees, agents, successors and assigns (collectively, "Indemnified Landlord Parties"), from and against, any and all claims, damages, judgments, suits, causes of action, losses, liabilities, penalties, fines, expenses and costs, including attorneys' fees and court costs (collectively, "Indemnified Claims"), arising or resulting from (i) any act or omission of Tenant or any of Tenant's agents, employees, contractors, subtenants, assignees, licensees or invitees (collectively, "Tenant Parties") which directly or indirectly relate to or affect Landlord or the Development in any way; (ii) the use of the Premises and Development Common Areas and conduct of Tenant's business by Tenant or any Tenant Parties, or any other activity, work or thing done, knowingly permitted by Tenant or any Tenant Parties, in or about the Premises, the Buildings or elsewhere within the Development; and/or (iii) any default by Tenant of any obligations on Tenant's part to be performed under the terms of this Lease. In case any action or proceeding is brought against Landlord or any Landlord Indemnified Parties by reason of any such Indemnified Claims, Tenant, upon notice from Landlord, agrees to defend the same at Tenant's expense by counsel approved in writing by Landlord, which approval Landlord will not unreasonably withhold. Landlord shall defend and indemnify Tenant from and against any and all claims, losses, liabilities, causes of action, damages, costs and expenses (including, without limitation, reasonable attorneys' fees) arising from the active negligence or willful misconduct by Landlord or Landlord's agents or employees or from any breach of this Lease by Landlord which continues after notice and the expiration of all applicable cure periods.

(c) Survival; No Release of Insurers. The parties' obligations under Subparagraph 18(b) above will survive the expiration or earlier termination of this Lease. The covenants, agreements and indemnification obligations in Subparagraphs 18(a) and 18(b) above are not intended to and will not relieve any insurance carrier of its obligations under policies required to be carried by Landlord or Tenant pursuant to the provisions of this Lease.

19.  INSURANCE.

(a) Tenant's Insurance. On or before the earlier to occur of (i) the Commencement Date, or (ii) the date Tenant commences any work of any type in the Premises pursuant to this Lease (which may be prior to the Commencement Date), and continuing throughout the entire Term hereof and any other period of occupancy, Tenant agrees to keep in full force and effect, at its sole cost and expense, the following insurance:

          (i) "All Risks" property insurance including at least the following perils: fire and extended coverage, smoke damage, vandalism, malicious mischief, sprinkler leakage (including earthquake sprinkler leakage). This insurance policy must be upon all property owned by Tenant, for which Tenant is legally liable, or which is installed at Tenant's expense, and which is located in the Building including, without limitation, any Tenant Improvements which satisfy the foregoing qualification and any Alterations, and all furniture, fittings, installations, fixtures and any other personal property of Tenant, in an amount not less than the full replacement cost thereof. If there is a dispute as to full replacement cost, the decision of Landlord or any mortgagee of Landlord will be presumptive.

          (ii) One (1) year insurance coverage for business interruption and loss of income and extra expense insuring the same perils described in Subparagraph 19(a)(i) above, in such amounts as will reimburse Tenant for any direct or indirect loss of earnings attributable to any such perils including prevention of access to the Premises, the parking areas or the Buildings as a result of any such perils.

          (iii) Commercial General Liability Insurance or Comprehensive General Liability Insurance (on an occurrence form) insuring bodily injury, personal injury and property damage including the following divisions and extensions of coverage: Premises and Operations; Owners and Contractors protective; blanket contractual liability (including coverage for Tenant's indemnity obligations under this Lease); products and completed operations; liquor liability (if Tenant serves alcohol on the Premises); and fire and water damage legal liability in an amount sufficient to cover the replacement value of the Premises, including Tenant Improvements, that are rented under the terms of this Lease. Such insurance must have the following minimum limits of liability: bodily injury, personal injury and property damage - $1,000,000 each occurrence, provided that if liability coverage is provided by a Commercial General Liability policy the general aggregate limit shall apply separately and in total to this location only (per location general aggregate), and provided further, such minimum limits of liability may be adjusted no more frequently than annually to reflect increases in coverages as recommended by Landlord's insurance carrier as being prudent and commercially reasonable for tenants of buildings comparable to the Building and tenants whose use of their leased premises is comparable to Tenant's use of the Premises, rounded to the nearest five hundred thousand dollars.

          (iv) Comprehensive Automobile Liability insuring bodily injury and property damage arising from all owned, non-owned and hired vehicles, if any, with minimum limits of liability of $1,000,000 per accident.

          (v) Worker's Compensation as required by the laws of the State of California with the following minimum limits of liability: Coverage A-statutory benefits; Coverage B - $1,000,000 per accident and disease.

          (vi) Any other form or forms of insurance as Tenant or Landlord or any mortgagees of Landlord may reasonably require from time to time in form, in amounts, and for insurance risks against which, a prudent tenant would protect itself, but only to the extent coverage for such risks and amounts are available in the insurance market at commercially acceptable rates. Landlord makes no representation that the limits of liability required to be carried by Tenant under the terms of this Lease are adequate to protect Tenant's interests and Tenant should obtain such additional insurance or increased liability limits as Tenant deems appropriate.

(b)  Supplemental Tenant Insurance Requirements.

          (i) All policies must be in a form reasonably satisfactory to Landlord and issued by an insurer admitted to do business in the State of California.

          (ii) All policies must be issued by insurers with a policyholder rating of "A" and a financial rating of "X" in the most recent version of Best's Key Rating Guide.

          (iii) All policies must contain a requirement to notify Landlord (and Landlord's property manager and any mortgagees or ground lessors of Landlord who are named as additional insureds, if any) in writing not less than thirty (30) days prior to any material change, reduction in coverage, cancellation or other termination thereof. Tenant agrees to deliver to Landlord, as soon as practicable after placing the required insurance, but in any event within the time frame specified in Subparagraph 19(a) above, certificate(s) of insurance and/or if required by Landlord, certified copies of each policy evidencing the existence of such insurance and Tenant's compliance with the provisions of this Paragraph 19. Tenant agrees to cause replacement policies or certificates to be delivered to Landlord not less than thirty (30) days prior to the expiration of any such policy or policies. If any such initial or replacement policies or certificates are not furnished within the time(s) specified herein, Tenant will be deemed to be in material default under this Lease without the benefit of any additional notice or cure period provided in Subparagraph 22(a)(iii) below, and Landlord will have the right, but not the obligation, to procure such insurance as Landlord deems necessary to protect Landlord's interests at Tenant's expense. If Landlord obtains any insurance that is the responsibility of Tenant under this Paragraph 19, Landlord agrees to deliver to Tenant a written statement setting forth the cost of any such insurance and showing in reasonable detail the manner in which it has been computed and Tenant agrees to promptly reimburse Landlord for such costs as additional rent.

          (iv) General Liability and Automobile Liability policies under Subparagraphs 19(a)(iii) and (iv) must name Landlord and Landlord's property manager (and at Landlord's request, Landlord's mortgagees and ground lessors of which Tenant has been informed in writing) as additional insureds and must also contain a provision that the insurance afforded by such policy is primary insurance and any insurance carried by Landlord and Landlord's property manager or Landlord's mortgagees or ground lessors, if any, will be excess over and non-contributing with Tenant's insurance.

(c) Tenant's Use. Tenant will not keep, use, sell or offer for sale in or upon the Premises any article which may be prohibited by any insurance policy periodically in force covering the Buildings or the Development Common Areas. If Tenant's occupancy or business in, or on, the Premises, whether or not Landlord has consented to the same, results in any increase in premiums for the insurance periodically carried by Landlord with respect to the Buildings or the Development Common Areas or results in the need for Landlord to maintain special or additional insurance, Tenant agrees to pay Landlord the cost of any such increase in premiums or special or additional coverage as additional rent within ten (10) days after being billed therefor by Landlord. In determining whether increased premiums are a result of Tenant's use of the Premises, a schedule issued by the organization computing the insurance rate on the Buildings, the Development Common Areas or the Tenant Improvements showing the various components of such rate, will be conclusive evidence of the several items and charges which make up such rate. Tenant agrees to promptly comply with all reasonable requirements of the insurance authority or any present or future insurer relating to the Premises.

(d) Cancellation of Landlord's Policies. If any of Landlord's insurance policies are cancelled or cancellation is threatened or the coverage materially reduced or threatened to be materially reduced in any way because of the use of the Premises or any part thereof by Tenant or any assignee or subtenant of Tenant or by anyone Tenant permits on the Premises and, if Tenant fails to remedy the condition giving rise to such cancellation, threatened cancellation, material reduction of coverage, threatened material reduction of coverage, within forty-eight (48) hours after notice thereof, Tenant will be deemed in material default of this Lease and Landlord may terminate this Lease and Landlord will have all of the remedies provided for in this Lease in the event of a default by Tenant. Additionally, in event of any cancellation, threatened cancellation, reduction in coverage (whether or not material), threatened reduction in coverage (whether or not material), increase in premium or threatened increase in premiums because of such use, Landlord may enter upon the Premises and attempt to remedy such condition, and Tenant shall promptly pay Landlord the reasonable costs of such remedy as additional rent.

(e) Waiver of Subrogation. The insurance policies required to be maintained by Landlord and Tenant under this Lease shall contain a clause or endorsement whereby the insurer waives all rights of recovery by way of subrogation against the other party required to carry the applicable insurance except that such waiver of subrogation need not apply to rights of recovery based on personal injury claims. Landlord and Tenant shall obtain and furnish evidence to each other evidence of the waiver by their insurance carrier(s) of all rights of recovery by way of subrogation.

20.  DAMAGE OR DESTRUCTION.

(a) Partial Destruction. If the Premises or the Buildings are damaged by fire or other casualty to an extent not exceeding twenty-five percent (25%) of the full replacement cost thereof, and Landlord's contractor reasonably estimates in a writing delivered to Landlord and Tenant that the damage thereto may be repaired, reconstructed or restored to substantially its condition immediately prior to such damage within one hundred eighty (180) days from the date of such casualty, and Landlord will receive insurance
                                          ---
     proceeds sufficient to cover the costs of such repairs, reconstruction and restoration (including proceeds from Tenant and/or Tenant's insurance which Tenant is required to deliver to Landlord pursuant to Subparagraph 20(e) below to cover Tenant's obligation for the costs of repair, reconstruction and restoration of any portion of the Tenant Improvements and any Alterations for which Tenant is responsible under this Lease) or Tenant agrees in writing to promptly pay to Landlord sums sufficient (with insurance proceeds received by Landlord) to pay for all such work and Tenant promptly delivers to Landlord reasonable evidence that Tenant will be able to pay such sums without materially and adversely affecting Tenant's ability to operate its business or perform its obligations under this Lease, then Landlord shall commence and proceed diligently with the work of repair, reconstruction and restoration and this Lease shall continue in full force and effect. Tenant shall have no right to repayment or reimbursement of any sums paid by Tenant to fund the work, nor shall Tenant have any interest in or to the Premises, Building or Development as a result of any such payment by Tenant.

(b) Substantial Destruction. Any damage or destruction to the Premises or the Buildings which Landlord is not obligated to repair pursuant to Subparagraph 20(a) above shall be deemed a substantial destruction. In the event of a substantial destruction, Landlord may elect to either (i) repair, reconstruct and restore the portions of the Buildings or the Premises damaged by such casualty, in which case this Lease shall continue in full force and effect, subject to Tenant's termination right contained in Subparagraph 20(d) below; or (ii) terminate this Lease effective as of the date which is thirty (30) days after Tenant's receipt of Landlord's election to so terminate.

(c) Notice. Under any of the conditions of Subparagraph 20(a) or (b) above, Landlord agrees to give written notice to Tenant of its intention to repair or terminate, as permitted in such paragraphs, within the earlier of sixty
     (60) days after the occurrence of such casualty, or fifteen (15) days after Landlord's receipt of the estimate from Landlord's contractor (the applicable time period to be referred to herein as the "Notice Period").

(d) Tenant's Termination Rights. If Landlord elects to repair, reconstruct and restore pursuant to Subparagraph 20(b)(i) above, and if Landlord's contractor estimates that as a result of such damage, Tenant cannot be given reasonable use of and access to the Premises within three hundred
     (300) days after the date of such damage, then Tenant may terminate this Lease effective upon delivery of written notice to Landlord within ten (10) days after Landlord delivers notice to Tenant of its election to so repair, reconstruct or restore.

(e) Tenant's Costs and Insurance Proceeds. In the event of any damage or destruction of all or any part of the Premises, Tenant agrees to immediately (i) notify Landlord thereof, and (ii) deliver to Landlord all property insurance proceeds actually received by Tenant with respect to any Tenant Improvements and any Alterations (but not proceeds for Tenant's furniture, fixtures, equipment and other personal property) whether or not this Lease is terminated as permitted in this Paragraph 20, and Tenant hereby assigns to Landlord all rights to receive such insurance proceeds. If Tenant fails to obtain insurance for the full replacement cost of any Tenant Improvements and any Alterations covering any and all casualties, then Tenant will be deemed to have self-insured the replacement cost of such items, and upon any damage or destruction thereto, Tenant shall immediately pay to Landlord the full replacement cost of such items, less any insurance proceeds actually received by Landlord from Landlord's or Tenant's insurance with respect to such items.

(f) Abatement of Rent. In the event of any damage, repair, reconstruction and/or restoration described in this Paragraph 20, rent will be abated or reduced, as the case may be, in proportion to the degree to which Tenant's use of the Premises is impaired during such period of repair until such use is restored. Except for abatement of rent as provided hereinabove, Tenant will not be entitled to any compensation or damages for loss of, or interference with, Tenant's business or use or access of all or any part of the Premises, or for lost profits or for any other consequential damages of any kind or nature (except for damages for property damage and personal injury caused by active negligence or willful misconduct), which results from any such damage, repair, reconstruction or restoration.

(g) Inability to Complete. Notwithstanding anything to the contrary contained in this Paragraph 20, if Landlord is obligated or elects to repair, reconstruct and/or restore the damaged portion of the Building or the Premises pursuant to Subparagraph 20(a) or 20(b)(i) above, but is delayed from completing such repair, reconstruction and/or restoration beyond the date which is one hundred twenty (120) days after the date estimated by Landlord's contractor for completion thereof by reason of any causes which are beyond the reasonable control of Landlord as described in Paragraph 33, then either Landlord or Tenant may elect to terminate this Lease upon ten
     (10) days' prior written notice given to the other after the expiration of such one hundred twenty (120) day period; provided, however, that if delays in completion are caused by Tenant or its subtenants, employees, agents or contractors, then Tenant may not terminate this Lease until the date which is one hundred and twenty (120) days after the date estimated by Landlord's contractor for completion as extended by such delay(s).

(h) Damage Near End of Term. Landlord and Tenant shall each have the right to terminate this Lease if any damage to the Premises or the Building occurs during the last twelve (12) months of the Term of this Lease where Landlord's contractor estimates in a writing delivered to Landlord and Tenant that the repair, reconstruction or restoration of such damage cannot be completed within forty-five (45) days after the date of such casualty. If either party desires to terminate this Lease under this Subparagraph
     (h), it shall provide written notice to the other party of such election within ten (10) days after receipt of Landlord's contractor's repair estimates.

(i) Waiver of Termination Right. Landlord and Tenant agree that the foregoing provisions of this Paragraph 20 are to govern their respective rights and obligations in the event of any damage or destruction and supersede and are in lieu of the provisions of any applicable law, statute, ordinance, rule, regulation, order or ruling now or hereafter in force which provide remedies for damage or destruction of leased premises (including, without limitation, the provisions of California Civil Code Section 1932, Subsection 2, and Section 1933, Subsection 4 and any successor statute or laws of a similar nature).

(j) Termination. Upon any termination of this Lease under any of the provisions of this Paragraph 20, the parties will be released without further obligation to the other from the date possession of the Premises is surrendered to Landlord except for items which have accrued and are unpaid as of the date of termination and matters which are to survive any termination of this Lease as provided in this Lease.

21.  EMINENT DOMAIN.

(a) Substantial Taking. If the whole of the Premises, or such part thereof as shall substantially interfere with Tenant's use and occupancy of the Premises, as contemplated by this Lease, is taken for any public or quasi-public purpose by any lawful power or authority by exercise of the right of appropriation, condemnation or eminent domain, or sold to prevent such taking, either party will have the right to terminate this Lease effective as of the date possession is required to be surrendered to such authority.

(b) Partial Taking; Abatement of Rent. In the event of a taking of a portion of the Premises which does not substantially interfere with Tenant's use and occupancy of the Premises, then, neither party will have the right to terminate this Lease and Landlord will thereafter proceed to make a functional unit of the remaining portion of the Premises (but only to the extent Landlord receives proceeds therefor from the condemning authority), and rent will be abated with respect to the part of the Premises which Tenant is deprived of on account of such taking. Notwithstanding the immediately preceding sentence to the contrary, if any portion(s) of the Buildings or the Development is taken (whether or not such taking substantially interferes with Tenant's use of the Premises), Landlord may terminate this Lease upon thirty (30) days' prior written notice to Tenant if Landlord also terminates the leases of at least two other tenants of the Buildings.

(c) Condemnation Award. In connection with any taking of the Premises or the Buildings, Landlord will be entitled to receive the entire amount of any award which may be made or given in such taking or condemnation, without deduction or apportionment for any estate or interest of Tenant, it being expressly understood and agreed by Tenant that no portion of any such award will be allowed or paid to Tenant for any so-called bonus or excess value of this Lease, and such bonus or excess value will be the sole property of Landlord. Tenant agrees not to assert any claim against Landlord or the taking authority for any compensation because of such taking (including any claim for bonus or excess value of this Lease); provided, however, if any portion of the Premises is taken, Tenant will have the right to recover from the condemning authority (but not from Landlord) any compensation as may be separately awarded or recoverable by Tenant for the taking of Tenant's furniture, fixtures, equipment and other personal property within the Premises, for Tenant's relocation expenses, and for any loss of goodwill or other damage to Tenant's business by reason of such taking.

(d) Temporary Taking. In the event of taking of the Premises or any part thereof for temporary use, (i) this Lease will remain unaffected thereby and rent will not abate, and (ii) Tenant will be entitled to receive such portion or portions of any award made for such use with respect to the period of the taking which is within the Term, provided that if such taking remains in force at the expiration or earlier termination of this Lease, Tenant will then pay to Landlord a sum equal to the reasonable cost of performing Tenant's obligations under Paragraph 11 with respect to surrender of the Premises and upon such payment Tenant will be excused from such obligations. For purpose of this Subparagraph 21(d), a temporary taking shall be defined as a taking for a period of ninety (90) days or less.

(e) Waiver. The provisions of California Code of Civil Procedure Section 1265.130, which allows either party to petition the Superior Court to terminate the Lease in the event of a partial taking of the Premises, and any successor or similar law now or hereafter enacted, are hereby waived by Landlord and Tenant.

22.  DEFAULTS AND REMEDIES.

(a) Defaults. The occurrence of any one or more of the following events will be deemed a default by Tenant:

          (i) The vacation of the Premises by Tenant for sixty (60) days or longer (whether or not Tenant is otherwise in default under any provision of this Lease).

          (ii) The failure by Tenant to make any payment of rent or additional rent or any other payment required to be made by Tenant hereunder, as and when due, where such failure continues for a period of three (3) days after written notice thereof from Landlord to Tenant; provided, however, that any such notice will be in lieu of, and not in addition to, any notice required under applicable law (including, without limitation, to the extent the Premises are located in California, the provisions of California Code of Civil Procedure Section 1161 regarding unlawful detainer actions or any successor statute or law of a similar nature).

          (iii) Failure of Tenant to execute and deliver to Landlord any subordination agreement, estoppel certificates, lease amendment or separate lease within the time periods and in the manner required by Paragraph 25, 26, 29 or 30;

          (iv) An assignment or sublease, or attempted assignment or sublease by Tenant contrary to the provision of Paragraph 24;

          (v) The failure by Tenant to observe or perform any of the express or implied covenants or provisions of this Lease to be observed or performed by Tenant, other than as specified in Subparagraph 22(a)(i) or
     (ii) above, where such failure continues for a period of ten (10) days after written notice thereof from Landlord to Tenant. The provisions of any such notice will be in lieu of, and not in addition to, any notice required under applicable law (including, without limitation, to the extent the Premises are located in California, California Code of Civil Procedure
     Section 1161 regarding unlawful detainer actions and any successor statute or similar law). If the nature of Tenant's default is such that more than ten (10) days are reasonably required for its cure, then Tenant will not be deemed to be in default if Tenant commences such cure within such ten (10) day period and thereafter diligently prosecutes such cure to completion and, in any event, completes the cure within one hundred and twenty (120) days after the notice from Landlord.

          (vi) (A) The making by Tenant of any general assignment for the benefit of creditors; (B) the filing by or against Tenant of a petition to have Tenant adjudged a bankrupt or a petition for reorganization or arrangement under any law relating to bankruptcy (unless, in the case of a petition filed against Tenant, the same is dismissed within sixty (60)
     days); (C) the appointment of a trustee or receiver to take possession of substantially all of Tenant's assets located at the Premises or of Tenant's interest in this Lease, where possession is not restored to Tenant within thirty (30) days; or (D) the attachment, execution or other judicial seizure of substantially all of Tenant's assets located at the Premises or of Tenant's interest in this Lease where such seizure is not discharged within thirty (30) days.

(b) Landlord's Remedies; Termination. In the event of any default by Tenant, in addition to any other remedies available to Landlord at law or in equity under applicable law and under this Lease (except for the remedy described in Subparagraph 22(c) below), Landlord will have the immediate right and option to terminate this Lease and all rights of Tenant hereunder. If Landlord elects to terminate this Lease then, to the extent permitted under applicable law, Landlord may recover from Tenant: (i) The worth at the time of award of any unpaid rent which had been earned at the time of such termination; plus (ii) the worth at the time of award of the amount by which the unpaid rent which would have been earned after termination until the time of award exceeds the amount of such rent loss that Tenant proves could have been reasonably avoided; plus (iii) the worth at the time of award of the amount by which the unpaid rent for the balance of the Term after the time of award exceeds the amount of such rent loss that Tenant proves could be reasonably avoided; plus (iv) any other amount necessary to compensate Landlord for all the detriment proximately caused by Tenant's failure to perform its obligations under this Lease or which, in the ordinary course of things, results therefrom including, but not limited to: attorneys' fees and costs; brokers' commissions; the costs of refurbishment, alterations, renovation and repair of the Premises, and removal (including the repair of any damage caused by such removal) and storage (or disposal) of Tenant's personal property, equipment, fixtures, Alterations, the Tenant Improvements and any other items which Tenant is required under this Lease to remove but does not remove, as well as the unamortized value of any free rent, reduced rent, free parking, reduced rate parking and any Tenant Improvement Allowance or other costs or economic concessions provided, paid, granted or incurred by Landlord pursuant to this Lease. The unamortized value of such concessions shall be determined by taking the total value of such concessions and multiplying such value by a fraction, the numerator of which is the number of months of the Lease Term not yet elapsed as of the date on which the Lease is terminated, and the denominator of which is the total number of months of the Lease Term. As used in Subparagraphs 22(b)(i) and (ii) above, the "worth at the time of award" is computed by allowing interest at the Interest Rate. As used in Subparagraph 22(b)(iii) above, the "worth at the time of award" is computed by discounting such amount at the discount rate of the Federal Reserve Bank of San Francisco at the time of award plus one percent (1%).

(c) Landlord's Remedies; Continuation of Lease. In the event of any default by Tenant, then in addition to any other remedies available to Landlord at law or in equity and under this Lease (except for the remedy described in Subparagraph 22(b) above), Landlord shall have the remedy described in California Civil Code Section 1951.4 (Landlord may continue this Lease in effect after Tenant's default and abandonment and recover Rent as it becomes due, provided Tenant has the right to sublet or assign, subject only to reasonable limitations).

(d) Landlord's Remedies; Re-Entry Rights. In the event of any default by Tenant, in addition to any other remedies available to Landlord under this Lease, at law or in equity, Landlord will also have the right, with or without terminating this Lease, to re-enter the Premises and remove all persons and property from the Premises; such property may be removed and stored in a public warehouse or elsewhere and/or disposed of at the cost of and for the account of Tenant in accordance with the provisions of Subparagraph 13(i) of this Lease or any other procedures permitted by applicable law. No re-entry or taking possession of the Premises by Landlord pursuant to this Subparagraph 22(d) will be construed as an election to terminate this Lease unless a written notice of such intention is given to Tenant or unless the termination thereof is decreed by a court of competent jurisdiction.

(e) Landlord's Remedies; Re-Letting. In the event of the vacation or abandonment of the Premises by Tenant or in the event that Landlord elects to re-enter the Premises or takes possession of the Premises pursuant to legal proceeding or pursuant to any notice provided by law, then if Landlord does not elect to terminate this Lease, Landlord may from time to time, without terminating this Lease, either recover all rent as it becomes due or relet the Premises or any part thereof on terms and conditions as Landlord in its sole discretion may deem advisable with the right to make alterations and repairs to the Premises in connection with such reletting. If Landlord elects to relet the Premises, then rents received by Landlord from such reletting will be applied: first, to the payment of any indebtedness other than rent due hereunder from Tenant to Landlord; second, to the payment of any cost of such reletting; third, to the payment of the cost of any alterations and repairs to the Premises incurred in connection with such reletting; fourth, to the payment of rent due and unpaid hereunder and the residue, if any, will be held by Landlord and applied to payment of future rent as the same may become due and payable hereunder. Should that portion of such rents received from such reletting during any month, which is applied to the payment of rent hereunder, be less than the rent payable during that month by Tenant hereunder, then Tenant agrees to pay such deficiency to Landlord immediately upon demand therefor by Landlord. Such deficiency will be calculated and paid monthly.

(f) Landlord's Remedies; Performance for Tenant. All covenants and agreements to be performed by Tenant under any of the terms of this Lease are to be performed by Tenant at Tenant's sole cost and expense and without any offset against, or abatement of, rent. If Tenant fails to pay any sum of money owed to any party other than Landlord, for which it is liable under this Lease, or if Tenant fails to perform any other act on its part to be performed hereunder, and such failure continues for ten (10) days after notice thereof by Landlord, Landlord may, without waiving or releasing Tenant from its obligations, but shall not be obligated to, make any such payment or perform any such other act to be made or performed by Tenant; provided, however, that if Tenant commences to perform such act and diligently continues to perform such act within the ten (10) day period following notice by Landlord, then Landlord shall not have the rights provided by this sentence until such time as Tenant ceases to diligently perform such act. Tenant agrees to reimburse Landlord upon demand for all sums so paid by Landlord and all necessary incidental costs, together with interest thereon at the Interest Rate, from the date of such payment by Landlord until reimbursed by Tenant. This remedy shall be in addition to any other right or remedy of Landlord set forth in this Paragraph 22.

(g)  Late Payment. If Tenant fails to pay any installment of rent within five
     (5) days after it is due, or if Tenant fails to make any other payment for which Tenant is obligated under this Lease within five (5) days of when due, such late amount will accrue interest at the Interest Rate and Tenant agrees to pay Landlord as additional rent such interest on such amount from the date such amount becomes due until such amount is paid. In addition, Tenant agrees to pay to Landlord concurrently with such late payment amount, as additional rent, a late charge equal to five percent (5%) of the amount due to compensate Landlord for the extra costs Landlord will incur as a result of such late payment. The parties agree that (i) it would be impractical and extremely difficult to fix the actual damage Landlord will suffer in the event of Tenant's late payment, (ii) such interest and late charge represents a fair and reasonable estimate of the detriment that Landlord will suffer by reason of late payment by Tenant, and (iii) the payment of interest and late charges are distinct and separate in that the payment of interest is to compensate Landlord for the use of Landlord's money by Tenant, while the payment of late charges is to compensate Landlord for Landlord's processing, administrative and other costs incurred by Landlord as a result of Tenant's delinquent payments. Acceptance of any such interest and late charge will not constitute a waiver of the Tenant's default with respect to the overdue amount, or prevent Landlord from exercising any of the other rights and remedies available to Landlord. If Tenant incurs a late charge more than three (3) times in any period of twelve (12) months during the Lease Term, then, notwithstanding that Tenant cures the late payments for which such late charges are imposed, Landlord will have the right to require Tenant thereafter to pay all installments of Monthly Base Rent quarterly in advance throughout the remainder of the Lease Term.


(h)  Landlord's Security Interest.  [INTENTIONALLY DELETED]

(i) Rights and Remedies Cumulative. All rights, options and remedies of Landlord contained in this Lease will be construed and held to be cumulative, and no one of them will be exclusive of the other, and Landlord shall have the right to pursue any one or all of such remedies or any other remedy or relief which may be provided by law or in equity, whether or not stated in this Lease. Nothing in this Paragraph 22 will be deemed to limit or otherwise affect Tenant's indemnification of Landlord pursuant to any provision of this Lease.

     Nothing in this Paragraph 22 will be deemed to limit or otherwise affect Tenant's indemnification of Landlord pursuant to any provision of this Lease.

(j) No Surrender. No act or conduct of Landlord, whether consisting of the acceptance of the keys to the Premises, or otherwise, shall be deemed to be or constitute an acceptance of the surrender of the Premises by Tenant prior to the expiration of the Term, and such acceptance by Landlord of surrender by Tenant shall only flow from and must be evidenced by a written acknowledgment of acceptance of surrender signed by Landlord. The surrender of this Lease by Tenant, voluntarily or otherwise, shall not work a merger unless Landlord elects in writing that such merger take place, but shall operate as an assignment to Landlord of any and all existing subleases, or Landlord may, at its option, elect in writing to treat such surrender as a merger terminating Tenant's estate under this Lease, and thereupon Landlord may terminate any or all such subleases by notifying the sublessee of its election so to do within five (5) days after such surrender.

23. LANDLORD'S DEFAULT. Landlord will not be in default in the performance of any obligation required to be performed by Landlord under this Lease unless Landlord fails to perform such obligation within thirty (30) days after the receipt of written notice from Tenant specifying in detail Landlord's failure to perform; provided however, that if the nature of Landlord's obligation is such that more than thirty (30) days are required for performance, then Landlord will not be deemed in default if it commences such performance within such thirty
(30) day period and thereafter diligently pursues the same to completion. Upon any default by Landlord, Tenant may exercise any of its rights provided at law or in equity, subject to the limitations on liability set forth in Paragraph 35 of this Lease. In the event that Landlord fails to commence performance of any obligation which Landlord may have under Subparagraph 14(a) above to repair any utility system in the Premises within ten (10) business days after written notice from Tenant describing the necessary repairs in reasonable detail, or Landlord thereafter fails to prosecute such performance in good faith, and if such failure renders this Premises untenantable, then Tenant may upon prior written notice to Landlord and subject to Landlord's reasonable approval of plans therefor, cure the failure, in compliance with all applicable laws, at Tenant's cost, using due care, and Landlord shall reimburse Tenant for all of Tenant's reasonable out-of-pocket costs in connection therewith within fifteen
(15) business days after receipt of copies of the bills therefor and appropriate mechanics lien releases. Landlord shall use reasonable efforts to investigate the need for such repairs within five (5) business days after receipt of Tenant's notice.

24.  ASSIGNMENT AND SUBLETTING.

(a) Restriction on Transfer. Except as expressly provided in this Paragraph 24, Tenant will not, either voluntarily or by operation of law, assign or encumber this Lease or any interest herein or sublet the Premises or any part thereof, or permit the use or occupancy of the Premises by any party other than Tenant (any such assignment, encumbrance, sublease or the like will sometimes be referred to as a "Transfer"), without the prior written consent of Landlord, which consent Landlord shall not unreasonably withhold.

(b) Corporate and Partnership Transfers. For purposes of this Paragraph 24, each of the following shall be deemed a Transfer and will be subject to all of the restrictions and provisions contained in this Paragraph 24: (i) Any transfer, assignment, encumbrance or hypothecation of fifty percent (50%) or more (individually or in the aggregate) of any stock or other ownership interest in such Tenant; and (ii) Any transfer, assignment, hypothecation or encumbrance of any controlling ownership or voting interest in Tenant (whether or not such transfer is less than 50% of the stock or ownership interests of Tenant, but excluding any such transfer, assignment, hypothecation or encumbrance by MCA, Inc. of its ownership interest) which results in the transferee having the right, and actually exercising the right, to change the majority of the board of directors of Tenant. Tenant represents and warrants to Landlord that MCA, Inc. does not have the right to elect or appoint a majority of the board of directors of Tenant. Notwithstanding the foregoing, the immediately preceding sentence will not apply to any transfers of stock of Tenant if Tenant is a publicly-held corporation and such stock is transferred publicly over a recognized security exchange or over-the-counter market.

(c) Permitted Controlled Transfers. Notwithstanding the provisions of this Paragraph 24 to the contrary, Tenant may assign this Lease or sublet the Premises or any portion thereof ("Permitted Transfer"), without Landlord's consent and without extending any sublease termination option to Landlord, to any parent, subsidiary or affiliate corporation which controls, is controlled by or is under common control with Tenant, or to any corporation resulting from a merger or consolidation with Tenant, or to any person or entity which acquires all or substantially all of the assets or capital stock of Tenant, Tenant's business as a going concern, provided that: (i) at least twenty (20) days prior to such assignment or sublease, Tenant delivers to Landlord the financial statements and other financial and background information of the assignee or sublessee described in Subparagraph 24(d) below; (ii) if an assignment, the assignee assumes, in full, the obligations of Tenant under this Lease (or if a sublease, the sublessee of a portion of the Premises or Term assumes, in full, the obligations of Tenant with respect to such portion); (iii) the financial net worth of the assignee or sublessee as of the time of the proposed assignment or sublease equals or exceeds that of Tenant as of the date of execution of this Lease; (iv) Tenant remains fully liable under this Lease; (v) the use of the Premises under Paragraph 8 remains substantially the same; and (vi) the use of the Premises by the assignee or subtenant does not involve any types or quantities of Hazardous Materials in addition to the types and quantities of Hazardous Materials used by Tenant that have been approved by Landlord.

(d) Transfer Notice. If Tenant desires to effect a Transfer, then at least thirty (30) days prior to the date when Tenant desires the Transfer to be effective (the "Transfer Date"), Tenant agrees to give Landlord a notice (the "Transfer Notice"), stating the name, address and business of the proposed assignee, sublessee or other transferee (sometimes referred to hereinafter as "Transferee"), reasonable information (including references) concerning the character, ownership, and financial condition of the proposed Transferee, the Transfer Date, any ownership or commercial relationship between Tenant and the proposed Transferee, and the consideration and all other material terms and conditions of the proposed Transfer, all in such detail as Landlord may reasonably require. If Landlord reasonably requests additional detail, the Transfer Notice will not be deemed to have been received until Landlord receives such additional detail, and Landlord may withhold consent to any Transfer until such information is provided to it.

(e) Landlord's Options. Within fifteen (15) days of Landlord's receipt of any Transfer Notice, and any additional information requested by Landlord concerning the proposed Transferee's financial condition, Landlord will elect to do one of the following (i) consent to the proposed Transfer; or
     (ii) refuse such consent, which refusal shall be on reasonable grounds including, without limitation, those set forth in Subparagraph 24(f) below.

(f) Reasonable Disapproval. Landlord and Tenant hereby acknowledge that Landlord's disapproval of any proposed Transfer pursuant to Subparagraph 24(e) will be deemed reasonably withheld if based upon any reasonable factor, including, without limitation, any or all of the following factors:
     (i) if the Development is less than seventy percent (70%) occupied, if the net effective rent payable by the Transferee (adjusted on a rentable square foot basis) is less than the net effective rent then being quoted by Landlord for new leases in the Development for comparable size space for a comparable period of time; (ii) the proposed Transferee is a governmental entity; (iii) the portion of the Premises to be sublet or assigned is irregular in shape with inadequate means of ingress and egress; (iv) the use of the Premises by the Transferee (A) is not permitted by the use provisions in Paragraph 8 hereof, or (B) violates any exclusive use granted by Landlord to another tenant in the Development; (v) the Transfer would likely result in a significant increase in the use of the parking areas or Development Common Areas by the Transferee's employees or visitors, and/or significantly increase the demand upon utilities and services to be provided by Landlord to the Premises; and (vi) the Transferee does not have the financial capability to fulfill the obligations imposed by the Transfer and this Lease.

(g) Additional Conditions. A condition to Landlord's consent to any Transfer of this Lease will be the delivery to Landlord of a true copy of the fully executed instrument of assignment, sublease, transfer or hypothecation, and, in the case of an assignment, the delivery to Landlord of an agreement executed by the Transferee in form and substance reasonably satisfactory to Landlord, whereby the Transferee assumes and agrees to be bound by all of the terms and provisions of this Lease and to perform all of the obligations of Tenant hereunder. As a condition to Landlord's consent to any sublease, such sublease must provide that it is subject and subordinate to this Lease and to all mortgages; that Landlord may enforce the provisions of the sublease, including collection of rent; that in the event of termination of this Lease for any reason, including without limitation a voluntary surrender by Tenant, or in the event of any reentry or repossession of the Premises by Landlord, Landlord may, at its option, either (i) terminate the sublease, or (ii) take over all of the right, title and interest of Tenant, as sublessor, under such sublease, in which case such sublessee will attorn to Landlord, but that nevertheless Landlord will not (1) be liable for any previous act or omission of Tenant under such sublease, (2) be subject to any defense or offset previously accrued in favor of the sublessee against Tenant, or (3) be bound by any previous modification of any sublease made without Landlord's written consent, or by any previous prepayment by sublessee of more than one month's rent; and that upon written notice from Landlord, the assignee or sublessee remit directly to Landlord on a monthly basis, all monies due to Tenant from the assignee or sublessee.

(h) Excess Rent. If Landlord consents to any assignment of this Lease, Tenant agrees to pay to Landlord, as additional rent, fifty percent (50%) of the amount by which all sums and other consideration payable to and for the benefit of Tenant by the assignee on account of the assignment, as and when such sums and other consideration are due and payable by the assignee to or for the benefit of Tenant (or, if Landlord so requires, and without any release of Tenant's liability for the same, Tenant shall instruct the assignee to pay such sums and other consideration directly to Landlord). If for any proposed sublease Tenant receives rent or other consideration, either initially or over the term of the sublease, in excess of the rent fairly allocable to the portion of the Premises which is subleased based on square footage, Tenant shall pay to Landlord as additional rent the excess of each such payment of rent or other consideration received by Tenant promptly after its receipt. In calculating excess rent or other consideration which is to be split between Landlord and Tenant under this Subparagraph 24(b), Tenant will be entitled to first deduct commercially reasonable third party brokerage commissions, reasonable attorneys' fees and other reasonable out-of-pocket amounts actually expended by Tenant in connection with such assignment or subletting if reasonable written evidence of such expenditures is provided to Landlord.

(i)  Termination Rights.  [INTENTIONALLY DELETED]

(j) No Release. No Transfer will release Tenant of Tenant's obligations under this Lease or alter the primary liability of Tenant to pay the rent and to perform all other obligations to be performed by Tenant hereunder. However, the acceptance of rent by Landlord from any other person will not be deemed to be a waiver by Landlord of any provision hereof. Consent by Landlord to one Transfer will not be deemed consent to any subsequent Transfer. In the event of default by any Transferee of Tenant or any successor of Tenant in the performance of any of the terms hereof, Landlord may proceed directly against Tenant without the necessity of exhausting remedies against such Transferee or successor. Landlord may consent to subsequent assignments of this Lease or sublettings with assignees of Tenant, without notifying Tenant, or any successor of Tenant, and without obtaining its or their consent thereto and any such actions will not relieve Tenant of liability under this Lease.

(k) Administrative and Attorneys' Fees. If Tenant effects a Transfer or requests the consent of Landlord to any Transfer (whether or not such Transfer is consummated), then, upon demand, Tenant agrees to pay Landlord a non-refundable administrative fee of Two Hundred Fifty Dollars ($250.00), plus any reasonable attorneys' and paralegal fees incurred by Landlord in connection with such Transfer or request for consent (whether attributable to Landlord's in-house attorneys or paralegals or otherwise) not to exceed One Hundred Dollars ($100.00) for each one thousand (1,000) rentable square feet of area contained within the Premises or portion thereof to be assigned or sublet. Acceptance of the Two Hundred Fifty Dollar ($250.00) administrative fee and/or reimbursement of Landlord's attorneys' and paralegal fees will in no event obligate Landlord to consent to any proposed Transfer.

25.  SUBORDINATION.   This Lease will be subject and subordinate at all times to
(i) all ground leases or underlying leases which may now exist or hereafter be executed affecting any of the Buildings and (ii) the lien of any mortgage or deed of trust may now exist or hereafter be executed for which any of the Buildings, the Development or any leases thereof, or Landlord's interest and estate in any of said items, is specified as security; provided, however, that such subordination is hereby conditioned upon the execution and delivery to Tenant by any mortgagee or beneficiary with a deed of trust encumbering any of the Buildings and/or the Development, or any lessor of a ground or underlying lease with respect to any of the Buildings, of the mortgagee's, beneficiary's or ground or underlying lessor's (as applicable) standard "subordination, nondisturbance and attornment agreement." Notwithstanding the foregoing, Landlord and Landlord's lender(s) with a security interest in the Development or any of the Buildings and any ground lessor may by written notice to Tenant subordinate any such ground leases or underlying leases or any such liens to this Lease. If any such ground lease or underlying lease terminates for any reason or any such mortgage or deed of trust is foreclosed or a conveyance in lieu of foreclosure is made for any reason, , Tenant shall attorn to and become the tenant of such successor, in which event Tenant's right to possession of the applicable portions of the Premises will not be disturbed so long as Tenant is not in default under this Lease. Tenant hereby waives its rights under any law which gives or purports to give Tenant any right to terminate or otherwise adversely affect this Lease and the obligations of Tenant hereunder in the event of any such foreclosure proceeding or sale. Tenant covenants and agrees to execute and deliver, upon demand by Landlord and in the form reasonably required by Landlord or its secured lender(s) or any ground lessor, any additional documents evidencing the priority or subordination of this Lease and Tenant's attornment agreement with respect to any such ground lease or underlying leases or the lien of any such mortgage or deed of trust. If Tenant fails to sign and return any such documents within ten (10) days of receipt, Tenant will be in default hereunder.

26.  ESTOPPEL CERTIFICATES.

(a) Tenant's Obligations. Within ten (10) days following any written request which Landlord may make from time to time, Tenant agrees to execute and deliver to Landlord a statement, in a form substantially similar to the form of Exhibit "G" attached hereto or as may reasonably be required by
             -----------
     Landlord's lender, certifying: (i) the date of commencement of this Lease;
     (ii) the fact that this Lease is unmodified and in full force and effect (or, if there have been modifications, that this Lease is in full force and effect, and stating the date and nature of such modifications); (iii) the date to which the rent and other sums payable under this Lease have been paid; (iv) that there are no current defaults under this Lease by either Landlord or Tenant except as specified in Tenant's statement; (v) that this Lease represents the entire agreement between the parties with respect to Tenant's right to use and occupy the Premises (or specifying such other agreements, if any); (vi) that all obligations under this Lease to be performed by Landlord as of the date of such certificate have been satisfied (or specifying those as to which Tenant claims that Landlord has yet to perform); (vii) that all required contributions by Landlord to Tenant on account of Tenant's improvements have been received (or stating exceptions thereto); (viii) that on such date there exist no defenses or offsets that Tenant has against the enforcement of this Lease by Landlord (or stating exceptions thereto); and (ix) that no Rent or other sum payable by Tenant hereunder has been paid more than one (1) month in advance (or stating exceptions thereto); (x) that security has been deposited with Landlord, stating the amount thereof; (xi) any other matters evidencing the status of this Lease that may be required either by a lender making a loan to be secured by a deed of trust covering the Premises or by a purchaser of the Premises; and (xii) such other matters reasonably requested by Landlord. Landlord and Tenant intend that any statement delivered pursuant to this Paragraph 26 may be relied upon by any mortgagee, beneficiary, purchaser or prospective purchaser of any of the Buildings or any interest therein.

(b) Tenant's Failure to Deliver. Tenant's failure to deliver such statement within such time will be conclusive upon Tenant (i) that this Lease is in full force and effect, without modification except as may be represented by Landlord, (ii) that there are no uncured defaults in Landlord's performance, (iii) that not more than one (1) month's rent has been paid in advance; (iv) that this Lease represents the entire agreement between the parties with respect to Tenant's right to use and occupy the Premises; (v) that all obligations under this Lease to be performed by Landlord as of the date of such certificate have been satisfied; (vi) that all required contributions by Landlord to Tenant on account of Tenant's improvements have been received; (vii) that on such date there exist no defenses or offsets that Tenant has against the enforcement of this Lease by Landlord (or stating exceptions thereto); and (viii) that no Rent or other sum payable by Tenant hereunder has been paid more than one (1) month in advance. Without limiting the foregoing, if Tenant fails to deliver any such statement within such ten (10) day period, Landlord may deliver to Tenant an additional request for such statement and Tenant's failure to deliver such statement to Landlord within ten (10) days after delivery of such additional request will constitute a default under this Lease. Tenant agrees to indemnify and protect Landlord from and against any and all claims, damages, losses, liabilities and expenses (including attorneys' fees and costs) attributable to any failure by Tenant to timely deliver any such estoppel certificate to Landlord as required by this Paragraph 26.

27.  BUILDING PLANNING.  [INTENTIONALLY DELETED]

28. RULES AND REGULATIONS. Tenant agrees to faithfully observe and comply with the "Rules and Regulations," a copy of which is attached hereto and marked Exhibit "H", and all reasonable and nondiscriminatory modifications thereof and
-----------
additions thereto from time to time put into effect by Landlord. Landlord will not be responsible to Tenant for the violation or non-performance by any other tenant or occupant of the Buildings of any of the Rules and Regulations.

29.  MODIFICATION AND CURE RIGHTS OF LANDLORD'S MORTGAGEES AND LESSORS(R).

(a) Modifications. If, in connection with Landlord's obtaining or entering into any financing or ground lease for any portion of any of the Buildings or the Development, the lender or ground lessor requests modifications to this Lease, Tenant, within ten (10) days after request therefor, agrees to execute an amendment to this Lease incorporating such modifications, provided such modifications are reasonable and do not increase the obligations of Tenant under this Lease or adversely affect the leasehold estate created by this Lease.

(b) Cure Rights. In the event of any default on the part of Landlord, Tenant will give notice by registered or certified mail to any beneficiary of a deed of trust or mortgage covering the Premises or ground lessor of Landlord whose address has been furnished to Tenant, and Tenant agrees to offer such beneficiary, mortgagee or ground lessor a reasonable opportunity to cure the default (including with respect to any such beneficiary or mortgagee, time to obtain possession of the Premises, subject to this Lease and Tenant's rights hereunder, by power of sale or a judicial foreclosure, if such should prove necessary to effect a cure).

30. DEFINITION OF LANDLORD. The term "Landlord," as used in this Lease, so far as covenants or obligations on the part of Landlord are concerned, means and includes only the owner or owners, at the time in question, of the fee title of the Premises or the lessees under any ground lease, if any. In the event of any transfer, assignment or other conveyance of any such title (other than a transfer for security purposes only), Landlord herein named (and in case of any subsequent transfers or conveyances, the then grantor) will be automatically relieved from and after the date of such transfer, assignment or conveyance of all liability as respects the performance of any covenants or obligations on the part of Landlord contained in this Lease thereafter to be performed. Landlord and Landlord's transferees and assignees have the absolute right to transfer all or any portion of their respective title and interest in the Development, the Building, the Premises and/or this Lease without the consent of Tenant, and such transfer or subsequent transfer will not be deemed a violation on Landlord's part of any of the terms and conditions of this Lease. If Landlord transfers, assigns, sells, encumbers, or otherwise conveys one Building separately from any other Building then Tenant shall, within ten (10) days after delivery from Landlord, execute and return separate leases substantially in the form of this Lease for the Premises in each such Building provided that such separate leases do not, collectively, reduce the rights or increase the obligations of Tenant under this Lease.

31. WAIVER. The waiver by either party of any breach of any term, covenant or condition herein contained will not be deemed to be a waiver of any subsequent breach of the same or any other term, covenant or condition herein contained, nor will any custom or practice which may develop between the parties in the administration of the terms hereof be deemed a waiver of or in any way affect the right of either party to insist upon performance in strict accordance with said terms. The subsequent acceptance of rent or any other payment hereunder by Landlord will not be deemed to be a waiver of any preceding breach by Tenant of any term, covenant or condition of this Lease, other than the failure of Tenant to pay the particular rent so accepted, regardless of Landlord's knowledge of such preceding breach at the time of acceptance of such rent. No acceptance by Landlord of a lesser sum than the basic rent and additional rent or other sum then due will be deemed to be other than on account of the earliest installment of such rent or other amount due, nor will any endorsement or statement on any check or any letter accompanying any check be deemed an accord and satisfaction, and Landlord may accept such check or payment without prejudice to Landlord's right to recover the balance of such installment or other amount or pursue any other remedy provided in this Lease. The consent or approval of Landlord to or of any act by Tenant requiring Landlord's consent or approval will not be deemed to waive or render unnecessary Landlord's consent or approval to or of any subsequent similar acts by Tenant.

32.  PARKING.

(a) Grant of Parking Rights. So long as this Lease is in effect and provided Tenant is not in default hereunder, Landlord grants to Tenant and Tenant's Authorized Users (as defined below) a license to use, at no charge, the number of parking spaces described in Subparagraph 1(s) which are located in the surface parking areas of the Development, subject to the terms and conditions of this Paragraph 32 and the Rules and Regulations regarding parking contained in Exhibit "H" attached hereto. If Tenant requires more
                          -----------
     parking spaces, Tenant shall so notify Landlord and, provided additional parking (the "Additional Parking") is then available, Landlord shall permit Tenant and Tenant's Authorized Users to use Additional Parking at no charge, at locations designated in writing by Landlord during such periods as such Additional Parking is not needed for prospective or new tenants of the Development and is not required to be provided to any then existing tenants pursuant to the terms of their leases; however, Landlord shall give Tenant prior written notice of any termination by Landlord of the use of any Additional Parking by Tenant and Tenant's Authorized Users. All such parking shall be on a non-exclusive, in a common basis with all visitors, guests and tenants of the Development. Tenant agrees to submit to Landlord or, at Landlord's election, directly to Landlord's parking operator with a copy to Landlord, written notice in a form reasonably specified by Landlord containing the names, home and office addresses and telephone numbers of those persons who are authorized by Tenant to use Tenant's parking spaces on a monthly basis ("Tenant's Authorized Users") and shall use its best efforts to identify each vehicle of Tenant's Authorized Users by make, model and license number. Tenant agrees to deliver such notice prior to the beginning of the Term of this Lease and to periodically update such notice as well as upon specific request by Landlord or Landlord's parking operator to reflect changes to Tenant's Authorized Users or their vehicles.

(b) Visitor Parking. So long as this Lease is in effect, Tenant's visitors and guests will be entitled to use the unreserved surface parking area(s) in the Development which serve the Buildings. Landlord may restrict visitor parking to certain parking areas. All non-reserved visitor parking will be on a non-exclusive, in-common basis with all other visitors, guests and tenants of the Development.

(c) Use of Parking Spaces. Tenant will not use or allow any of Tenant's Authorized Users to use any parking spaces which have been specifically assigned by Landlord to other tenants or occupants or for other exclusive uses such as visitor parking or which have been designated by any governmental entity as being restricted to certain uses. If specific parking spaces are later reserved for Tenant, then Tenant will not be entitled to increase or reduce such spaces except as follows. If at any time Tenant desires to increase or reduce the number of such reserved parking spaces, Tenant must notify Landlord in writing of such desire and Landlord will have the right, in its sole and absolute discretion, to either (a) approve such requested increase in the number of reserved parking spaces allocated to Tenant, (b) approve such requested decrease in the number of reserved parking spaces allocated to Tenant, or (c) disapprove such requested increase or decrease in the number of reserved parking spaces allocated to Tenant. Promptly following receipt of Tenant's written request, Landlord will provide Tenant with written notice of its decision.

(d) General Provisions. Landlord may assign any unreserved and unassigned parking spaces and/or make all or any portion of such spaces reserved, if Landlord reasonably determines that it is necessary for orderly and efficient parking or for any other reasonable reason. The failure by Tenant or any of Tenant's Authorized Users to comply with any terms and conditions of this Lease applicable to parking may be treated by Landlord as a default under this Lease and, in addition to all other remedies available to Landlord under the Lease, at law or in equity, Landlord may elect to recapture such parking spaces for the balance of the Term of this Lease if Tenant does not cure such failure within the applicable cure period set forth in Paragraph 22 of this Lease. In such event, Tenant and Tenant's Authorized Users will be deemed visitors for purposes of parking space use and will be entitled to use only those parking areas specifically designated for visitor parking subject to all provisions of this Lease applicable to such visitor parking use. Tenant's parking rights and privileges described herein are personal to Tenant and may not be assigned or transferred, or otherwise conveyed, without Landlord's prior written consent, which consent Landlord may withhold in its sole and absolute discretion. In any event, under no circumstances may Tenant's parking rights and privileges be transferred, assigned or otherwise conveyed separate and apart from Tenant's interest in this Lease.

(e) Cooperation with Traffic Mitigation Measures. Tenant agrees to use its reasonable, good faith efforts to cooperate in traffic mitigation programs which may be undertaken by Landlord independently, or in cooperation with local municipalities or governmental agencies or other property owners in the vicinity of the Buildings. Such programs may include, but will not be limited to, carpools, vanpools and other ridesharing programs, public and private transit, flexible work hours, preferential assigned parking programs and programs to coordinate tenants within the Development with existing or proposed traffic mitigation programs.

(f) Parking Rules and Regulations. Tenant and Tenant's Authorized Users shall comply with all rules and regulations regarding parking set forth in Exhibit "H" attached hereto and Tenant agrees to cause its employees,
     -----------
     subtenants, assignees, contractors, suppliers, customers and invitees to comply with such rules and regulations. Landlord reserves the right from time to time to modify and/or adopt such other reasonable and non-discriminatory rules and regulations for the parking facilities as it deems reasonably necessary for the operation of the parking facilities.

33. FORCE MAJEURE. If either Landlord or Tenant is delayed, hindered in or prevented from the performance of any act required under this Lease by reason of strikes, lock-outs, labor troubles, inability to procure standard materials, failure of power, restrictive governmental laws, regulations or orders or governmental action or inaction (including, without limitation, failure, refusal or delay in issuing permits, approvals and/or authorizations which is not the result of the action or inaction of the party claiming such delay), riots, unforeseen conditions of the Premises or any of the Buildings, insurrection, war, fire, earthquake, flood or other natural disaster, unusual and unforeseeable delay which results from an interruption of any public utilities (e.g., electricity, gas, water, telephone) or other unusual and unforeseeable delay not within the reasonable control of the party delayed in performing work or doing acts required under the provisions of this Lease, then performance of such act will be excused for the period of the delay and the period for the performance of any such act will be extended for a period equivalent to the period of such delay. The provisions of this Paragraph 33 will not operate to excuse Tenant from prompt payment of rent or any other payments required under the provisions of this Lease.

34. SIGNS. Landlord will designate the location on the Premises, if any, for one or more Tenant identification sign(s). Tenant agrees to have Landlord install and maintain Tenant's identification sign(s) in such designated location in accordance with this Paragraph 34 at Tenant's sole cost and expense. Tenant has no right to install Tenant identification signs in any other location in, on or about the Premises or the Development and will not display or erect any other signs, displays or other advertising materials that are visible from the exterior of any of the Buildings or from within any of the Buildings in any interior or exterior common areas. The size, design, color and other physical aspects of any and all permitted sign(s) will be subject to (i) Landlord's written approval prior to installation, which approval may be withheld in Landlord's discretion, (ii) any covenants, conditions or restrictions governing the Premises, and (iii) any applicable municipal or governmental permits and approvals. Tenant will be responsible for all costs for installation, maintenance, repair and removal of any Tenant identification sign(s). If Tenant fails to remove Tenant's sign(s) upon termination of this Lease and repair any damage caused by such removal, Landlord may do so at Tenant's expense. Tenant agrees to reimburse Landlord for all costs incurred by Landlord to effect any installation, maintenance or removal on Tenant's account, which amount will be deemed additional rent, and may include, without limitation, all sums disbursed, incurred or deposited by Landlord including Landlord's costs, expenses and actual attorneys' fees with interest thereon at the Interest Rate from the date of Landlord's demand until paid by Tenant. Any sign rights granted to Tenant under this Lease are personal to Tenant and may not be assigned, transferred or otherwise conveyed to any assignee or subtenant of Tenant without Landlord's prior written consent, which consent Landlord may withhold in its sole and absolute discretion.

35. LIMITATION ON LIABILITY. In consideration of the benefits accruing hereunder, Tenant on behalf of itself and all successors and assigns of Tenant covenants and agrees that, in the event of any actual or alleged failure, breach or default hereunder by Landlord: (a) while Landlord is Aetna Life Insurance Company of Illinois, Tenant's recourse against Landlord for monetary damages will be limited to an amount equal to the current fair market value of the Development, and if the Development is transferred, sold or conveyed to any other entity or person, then upon such a transfer, sale or conveyance, Tenant's recourse against the successor Landlord (and any other future Landlords) for monetary damages shall be limited to the Landlord's interest in the Development, including (subject to the prior rights of any holder of a lien on the Development), the Landlord's interest in the rents of the Development and any insurance proceeds paid to the Landlord for damage or destruction of the Development;; (b) except as may be necessary to secure jurisdiction of the partnership, no partner of Landlord shall be sued or named as a party in any suit or action and no service of process shall be made against any partner of Landlord; (c) no partner of Landlord shall be required to answer or otherwise plead to any service of process; (d) no judgment will be taken against any partner of Landlord and any judgment taken against any partner of Landlord may be vacated and set aside at any time after the fact; (e) no writ of execution will be levied against the assets of any partner of Landlord; (f) the obligations under this Lease do not constitute personal obligations of the individual partners, directors, officers or shareholders of Landlord, and Tenant shall not seek recourse against the individual partners, directors, officers or shareholders of Landlord or any of their personal assets for satisfaction of any liability in respect to this Lease; and (g) these covenants and agreements are enforceable both by Landlord and also by any partner of Landlord.

36. FINANCIAL STATEMENTS. Prior to the execution of this Lease by Landlord and at any time during the Term of this Lease upon ten (10) days prior written notice from Landlord, Tenant agrees to provide Landlord with then-current financial statements for Tenant and financial statements for the two (2) years prior to the current financial statement year for Tenant. Such financial statements are to be prepared in accordance with generally accepted accounting principles and, if such is the normal practice of Tenant, such financial statements are to be prepared and audited by an independent certified public accountant.

37. QUIET ENJOYMENT. Landlord covenants and agrees with Tenant that upon Tenant paying the rent required under this Lease and paying all other charges and performing all of the covenants and provisions on Tenant's part to be observed and performed under this Lease, Tenant may peaceably and quietly have, hold and enjoy the Premises in accordance with this Lease.

38.  MISCELLANEOUS.

(a) Conflict of Laws. This Lease shall be governed by and construed pursuant to the laws of the State of California.

(b) Successors and Assigns. Except as otherwise provided in this Lease, all of the covenants, conditions and provisions of this Lease shall be binding upon and shall inure to the benefit of the parties hereto and their respective heirs, personal representatives, successors and assigns.

(c) Professional Fees and Costs. If either Landlord or Tenant should bring suit against the other with respect to this Lease, then all costs and expenses, including without limitation, actual professional fees and costs such as appraisers', accountants' and attorneys' fees and costs, incurred by the prevailing party therein shall be paid by the other party, which obligation on the part of the other party shall be deemed to have accrued on the date of the commencement of such action and shall be enforceable whether or not the action is prosecuted to judgment. As used herein, attorneys' fees and costs shall include, without limitation, attorneys' fees, costs and expenses incurred in connection with any (i) post-judgment motions; (ii) contempt proceedings; (iii) garnishment, levy, and debtor and third party examination; (iv) discovery; and (v) bankruptcy litigation. Any such attorneys' fees and other expenses incurred by either party in enforcing a judgment in its favor under this Lease shall be recoverable separately from and in addition to any other amount included in such judgment, and such attorneys' fees obligation is intended to be severable from the other provisions of this Lease and to survive and not be merged into any such judgment.

(d) Terms and Headings. The words "Landlord" and "Tenant" as used herein shall include the plural as well as the singular. Words used in any gender include other genders. The paragraph headings of this Lease are not a part of this Lease and shall have no effect upon the construction or interpretation of any part hereof.

(e) Time. Time is of the essence with respect to the performance of every provision of this Lease in which time of performance is a factor.

(f) Prior Agreement; Amendments. This Lease constitutes and is intended by the parties to be a final, complete and exclusive statement of their entire agreement with respect to the subject matter of this Lease. This Lease supersedes any and all prior and contemporaneous agreements and understandings of any kind relating to the subject matter of this Lease. There are no other agreements, understandings, representations, warranties, or statements, either oral or in written form, concerning the subject matter of this Lease. No alteration, modification, amendment or interpretation of this Lease shall be binding on the parties unless contained in a writing which is signed by both parties.

(g) Separability. If any provision of this Lease is invalid, void or illegal, the same shall not affect, impair or invalidate any other provision hereof, and all other provisions shall remain in full force and effect.

(h) Recording. Tenant shall not record this Lease nor any memorandum thereof without the consent of Landlord, which Landlord may withhold in its sole and absolute discretion.

(i) Counterparts. This Lease may be executed in one or more counterparts, each of which shall constitute an original and all of which shall be one and the same agreement.

(j) Nondisclosure of Lease Terms. Tenant acknowledges and agrees that the terms of this Lease are confidential and constitute proprietary information of Landlord. Disclosure of the terms could adversely affect the ability of Landlord to negotiate other leases and impair Landlord's relationship with other tenants. Accordingly, Tenant agrees that it, and its partners, officers, directors, employees and attorneys, shall not intentionally and voluntarily disclose the terms and conditions of this Lease to any newspaper or other publication or any other tenant or apparent prospective tenant of the Building or other portion of the Development, or real estate agent, either directly or indirectly, without the prior written consent of Landlord, provided, however, that Tenant may disclose the terms to prospective subtenants or assignees under this Lease.

(k) No Light, Air, View Easement. Tenant shall have no easement for light, air or view.

(l) Waiver of Jury Trial. LANDLORD AND TENANT WAIVE ANY RIGHT TO A TRIAL BY JURY OF ALL CLAIMS WHICH MAY BE BROUGHT IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS LEASE. THIS WAIVER IS KNOWINGLY, INTENTIONALLY, AND VOLUNTARILY MADE BY TENANT, AND TENANT ACKNOWLEDGES THAT NEITHER LANDLORD NOR ANY PERSON ACTING ON BEHALF OF LANDLORD HAS MADE ANY REPRESENTATION OF FACT TO INDUCE THIS WAIVER OF TRIAL BY JURY OR IN ANY WAY TO MODIFY OR NULLIFY ITS EFFECT. TENANT FURTHER ACKNOWLEDGES THAT IT HAS BEEN REPRESENTED (OR HAS HAD THE OPPORTUNITY TO BE REPRESENTED) BY INDEPENDENT COUNSEL IN THE SIGNING OF THIS LEASE AND IN THE MAKING OF THIS WAIVER. TENANT FURTHER ACKNOWLEDGES THAT IT HAS READ AND UNDERSTANDS THE MEANING AND RAMIFICATIONS OF THIS WAIVER PROVISION.


          [SIGNATURE ILLEGIBLE]                    [SIGNATURE ILLEGIBLE]
          ---------------------------              --------------------------
          Landlord's Initials                      Tenant's Initials

(m) Non-Discrimination. Tenant acknowledges and agrees that there shall be no discrimination against, or segregation of, any person, group of persons, or entity on the basis of race, color, creed, religion, age, sex, marital status, national origin, or ancestry in the leasing, subleasing, transferring, assignment, occupancy, tenure, use, or enjoyment of the Premises, or any portion thereof.

39.  EXECUTION OF LEASE.

(a) Joint and Several Obligations. If more than one person executes this Lease as Tenant, their execution of this Lease will constitute their covenant and agreement that (i) each of them is jointly and severally liable for the keeping, observing and performing of all of the terms, covenants, conditions, provisions and agreements of this Lease to be kept, observed and performed by Tenant, and (ii) the term "Tenant" as used in this Lease means and includes each of them jointly and severally. The act of or notice from, or notice or refund to, or the signature of any one or more of them, with respect to the tenancy of this Lease, including, but not limited to, any renewal, extension, expiration, termination or modification of this Lease, will be binding upon each and all of the persons executing this Lease as Tenant with the same force and effect as if each and all of them had so acted or so given or received such notice or refund or so signed.

(b) Tenant as Corporation or Partnership. If Tenant executes this Lease as a corporation or partnership, then Tenant and the persons executing this Lease on behalf of Tenant represent and warrant that such entity is duly qualified and in good standing to do business in California and that the individuals executing this Lease on Tenant's behalf are duly authorized to execute and deliver this Lease on its behalf, and in the case of a corporation, in accordance with a duly adopted resolution of the board of directors of Tenant, a copy of which is to be delivered to Landlord on execution hereof, if requested by Landlord, and in accordance with the by-laws of Tenant, and, in the case of a partnership, in accordance with the partnership agreement and the most current amendments thereto, if any, copies of which are to be delivered to Landlord on execution hereof, if requested by Landlord, and that this Lease is binding upon Tenant in accordance with its terms.

(c) Examination of Lease. Submission of this instrument by Landlord to Tenant for examination or signature by Tenant does not constitute a reservation of or option for lease, and it is not effective as a lease or otherwise until execution by and delivery to both Landlord and Tenant.

IN WITNESS WHEREOF, the parties have caused this Lease to be duly executed by their duly authorized representatives as of the date first above written.

TENANT:                                LANDLORD:

INTERPLAY PRODUCTIONS,                 AETNA LIFE INSURANCE COMPANY OF ILLINOIS,
a California corporation               an Illinois corporation


By: /s/ Chris KilPatrick               By: /s/ Stephen J. Pilch
   ---------------------------            --------------------------------------
Name: Chris KilPatrick                    Stephen J. Pilch
     -------------------------
Title: President                          Assistant Treasurer

                                 EXHIBIT "A-I"
                                 -------------

                                   SITE PLAN
                                   ---------


       The Site Plan comprising this Exhibit "A-I" is attached hereto and
                                     -------------
incorporated herein by reference.





                                 EXHIBIT "A-I"
                                 -------------

                                EXHIBIT A-I
                                -----------

                   [SITE PLAN OF ALTON PARKWAY APPEARS HERE]

                                EXHIBIT "A-II"
                                --------------

                               OUTLINE OF FLOOR
                               PLAN OF PREMISES
                               ----------------

       The outline of the floor plan of the Premises which comprises this Exhibit "A-II" is attached hereto and incorporated herein by reference.
--------------





                                EXHIBIT "A-II"
                                --------------

                                 EXHIBIT A-II
                                 ------------

              [FLOOR OF VON KARMAN CORPORATE CENTER APPEARS HERE]

                                 EXHIBIT A-II
                                 ------------

              [FLOOR OF VON KARMAN CORPORATE CENTER APPEARS HERE]

                                 EXHIBIT A-II
                                 ------------

              [FLOOR OF VON KARMAN CORPORATE CENTER APPEARS HERE]

                                  EXHIBIT "B"
                                  -----------

                  RENTABLE SQUARE FEET AND USABLE SQUARE FEET
                  -------------------------------------------


1. The term "Rentable Square Feet" as used in the Lease will be deemed to include: (a) with respect to the Premises, the usable area of the Premises determined in accordance with the Method for Measuring Floor Area in Office Buildings, ANSI Z65.1-1980 (the "BOMA Standard"), plus a pro rata portion of all ground floor lobbies, all elevator machine rooms, electrical and telephone equipment rooms and mail delivery facilities and other areas used by all tenants of the Building, if any, plus (i) for single tenancy floors, all the area covered by elevator lobbies, corridors, special stairways, restrooms, mechanical rooms, electrical rooms and telephone closets on such floors, or (ii) for multiple tenancy floors, a pro-rata portion of all of the area covered by the elevator lobbies, corridors, special stairways, restrooms, mechanical rooms, electrical rooms and telephone closets on such floor; and (b) with respect to the Building, the total rentable area for all floors in the Building computed in accordance with the provisions of Subparagraph 1(a) above. In calculating the "Rentable Square Feet" of the Premises or any Building, the area contained within the exterior walls of the Building stairs, fire towers, vertical ducts, elevator shafts, flues, vents, stacks and major pipe shafts will be excluded.

2.   The term "Usable Square Feet" as used in Exhibit "C" with respect to the
                                              -----------
Premises will be deemed to include the usable area of the Premises as determined in accordance with the BOMA Standard.

3. For purposes of establishing the initial Tenant's Percentage and Monthly Base Rent as shown in Paragraph 1 of the Lease, the number of Rentable Square Feet of the Premises is deemed to be as set forth in Subparagraph 1(g) of the Lease, and the number of Rentable Square Feet of the Development is deemed to be 454,400. For purposes of establishing the amount of the Tenant Improvement Allowance in Exhibit "C", the number of Usable Square Feet of the Premises is
             -----------
deemed to be as set forth in Subparagraph 1(g). From time to time at Landlord's option, Landlord's architect may redetermine the actual number of Rentable Square Feet of the Premises and the Development and the actual number of Usable Square Feet of the Premises based upon the criteria set forth in Paragraph 1 and Paragraph 2 above, which determination will be conclusive, and thereupon Tenant's Percentage, Monthly Base Rent, and the Tenant Improvement Allowance, as applicable, will be adjusted accordingly.

                                  EXHIBIT "B"
                                  -----------

                                  EXHIBIT "C"
                                  -----------

                             WORK LETTER AGREEMENT
                             ---------------------
                                  (ALLOWANCE)
                                  -----------

This WORK LETTER AGREEMENT ("Work Letter Agreement") is entered into as of the 8th day of September, 1995 by and between AETNA LIFE INSURANCE COMPANY OF ILLINOIS, an Illinois Corporation ("Landlord"), and INTERPLAY PRODUCTIONS, a California corporation ("Tenant").

                                   RECITALS:
                                   --------

A. Concurrently with the execution of this Work Letter Agreement, Landlord and Tenant have entered into a lease (the "Lease") covering certain premises (the "Premises") more particularly described in Exhibit "A" attached to the Lease.
                                           -----------
All terms not defined herein have the same meaning as set forth in the Lease.
To the extent applicable, the provisions of the Lease are incorporated herein by this reference.

B. In order to induce Tenant to enter into the Lease and in consideration of the mutual covenants hereinafter contained, Landlord and Tenant agree as follows:

1.   TENANT IMPROVEMENTS.  As used in the Lease and this Work Letter Agreement,
     -------------------
the term "Tenant Improvements" or "Tenant Improvement Work" means those items of general tenant improvement construction shown on the Final Plans (described in Paragraph 4 below) and the work described in Paragraph 6 below.

2.   CONSTRUCTION REPRESENTATIVES.
     ----------------------------

(a)  Landlord.  Landlord hereby appoints the following person(s) as Landlord's
     --------
representative ("Landlord's Representative") to act for Landlord in all matters covered by this Work Letter Agreement; Stein Kingsley Stein; 235 Montgomery St., Suite 1810, San Francisco, CA 94104; Attn.: Mr. Daniel R. Kingsley; Telephone
(415) 393-9666, Fax (415) 393-8066.

(b)  Tenant.  Tenant hereby appoints the following person(s) as Tenant's
     ------
representative ("Tenant's Representative") to act for Tenant in all matters covered by this Work Letter Agreement: Troy Worrell, Interplay Productions, 17922 Fitch Street, Irvine, California 92714; Telephone: (714) 553-6655; Fax:
(714) 252-2820.

(c)  Communications.  All communications with respect to matters covered by this
     --------------
Work Letter Agreement are to be made to Landlord's Representative or Tenant's Representative, as the case may be, in writing in compliance with the notice provisions of the Lease. Either party may change its representative under this Work Letter Agreement at any time by written notice to the other party in compliance with the notice provisions of the lease.


3.   WORK SCHEDULE.
     -------------

(a)  Work Schedule.  Landlord and Tenant hereby agree to cooperate with one
     -------------
another in good faith to complete the Tenant Improvements on or before the Estimated Commencement Date described in Subparagraph 1(j) of the Lease. Within ten (10) days after the date on which the Lease is executed (the "Execution Date") Landlord will deliver to Tenant, for Tenant's review and approval, a schedule ("Work Schedule") which will set forth the timetable for the planning, design and construction of the Tenant Improvements and the Estimated Commencement Date of the Lease; provided, however, that Tenant shall have no right to disapprove any time periods in the Work Schedule which are set forth in this Work Letter Agreement. The Work Schedule will incorporate the activities and durations described in this Work Letter Agreement (including the various items of work to be done or approvals to be given by Landlord and Tenant in connection with the completion of the Tenant Improvements) and may not be changed without written consent of both Landlord and Tenant.

(b)  Tenant Approval.  The Work Schedule will be submitted to Tenant for its
     ---------------
approval, which approval Tenant shall not unreasonably withhold or delay, and once approved by both Landlord and Tenant, the Work Schedule will become the basis for completing the Tenant Improvements. All plans and drawings required by this Work Letter Agreement and all work performed pursuant thereto are to be prepared and performed in accordance with the Work Schedule. If Tenant fails to approve the Work Schedule, as it may be modified after discussions between Landlord and Tenant within five (5)


                                  EXHIBIT "C"
                                  -----------
                               Page 1 of 8 Pages
business days after the date the Work Schedule is first received by Tenant, the Work Schedule shall be deemed to be approved by Tenant as submitted or Landlord may, at its option, terminate the Lease upon written notice to Tenant.

4.   TENANT IMPROVEMENT PLANS.
     ------------------------

(a)  Space Plan.  Within three (3) business days after delivery from Landlord,
     ----------
Tenant shall approve or disapprove in writing the Space Plan to be prepared by LPA (Landlord's space planner), and the failure by Tenant to notify Landlord of its approval or disapproval of said Space Plan within said three (3) business day period shall constitute Tenant's approval of said Space Plan. If Tenant objects to said Space Plan, Tenant shall provide specific, detailed, written directions for the revisions of the Space Plan to Landlord within said three (3) business day period. Landlord then shall, to the extent consistent with the design, utility, character, construction and best interests of the Buildings, revise the Space Plan based on Tenant's objections thereto and resubmit them to Tenant within five (5) business days, and Tenant shall have three (3) business days thereafter to approve such resubmitted Space Plan or provide further specific objections. If Tenant disapproves the resubmitted Space Plan, Landlord and Tenant, together with the Architect, shall meet to resolve Tenant's objections and if Landlord and Tenant cannot promptly resolve their differences between themselves, the determination of the Architect with respect thereto shall be binding on the parties. If Tenant disapproves the revised Space Plan, the time required for resolution of Tenant's objections will be a "Tenant Delay" under Paragraph 8 of this Work Letter Agreement. Following resolution and approval of the Space Plan by Tenant in accordance with the procedures outlined above, no further changes may be made without prior written approval of Landlord.

(b)  Preparation of Final Plans.  Promptly following the approval of the Space
     --------------------------
Plan, based on the Space Plan and in accordance with the Work Schedule, an architect and engineers selected by Landlord ("Landlord's Architect') and ("Landlord's Engineers," respectively) will prepare complete architectural plans, drawings and specifications and Landlord's Engineers will prepare complete engineered mechanical, structural and electrical working drawing for all of the Tenant Improvements for the Premises (collectively, the "Final Plans"). Concurrently with Tenant's approval of the Space Plan, Tenant shall deliver all necessary programming information and technical requirements for the Premises to Landlord's Architect. Within ten (10) days after Tenant's approval of the Space Plan, Tenant shall deliver all additional programming information requested by Landlord's Architect. Failure to deliver all requested information in sufficient detail within the time periods described above to allow completion of the Final Plans as determined by Landlord's Architect shall constitute a Tenant Delay as defined in Paragraph 8 of this Work Letter Agreement. The Final Plans will:

          (i) show the division (including partitions and walls), layout, lighting, finish and decoration work (including carpeting and other floor coverings) for the Premises;

          (ii)    include locations and complete dimensions;

          (iii) be compatible with the shells of the Buildings and with the design, construction and equipment of the Buildings;

          (iv) be comprised of the building standards set forth in the written description thereof that will be delivered to Tenant (the "Building Standards"), or be compatible with and of at least equal quality as the Building Standards;

          (v) comply with all applicable laws, ordinances, rules and regulations of all governmental authorities having jurisdiction, and all applicable insurance regulations;

          (vi) not require Building service beyond the level normally provided to other tenants in the Buildings and will not overload and floors of any of the Building;

          (vii) be of a nature and quality consistent with the overall objectives of Landlord for the Buildings, as determined by Landlord in its reasonable discretion; and

          (viii)  include all other specifications for the Tenant Improvements.


                                  EXHIBIT "C"
                                  -----------
                               Page 2 of 8 Pages

(c)  Tenant Approval.  Landlord shall deliver the Final Plans to Tenant within
     ---------------
six (6) weeks after the Execution Date for approval by Tenant. Tenant shall have three (3) business days from the date the Final Plans are presented to Tenant to approve the Final Plans. The failure of Tenant to give written approval or disapproval of the Final Plans within said three (3) business day period shall constitute approval by Tenant of the Final Plans.

(d)  Tenant Revisions, Final Approval.  If Tenant objects to the Final Plans,
     --------------------------------
Tenant shall provide specific, detailed, written directions for the revisions of the Final Plans to Landlord within the three (3) business day period described in Subparagraph 4(c) above. Landlord then shall, to the extent consistent with the design, utility, character, construction and best interests of the Buildings, revise the Final Plans based on Tenant's objections thereto and resubmit them to Tenant within five (5) business days, and Tenant shall have three (3) business days thereafter to approve such resubmitted Final Plans or provide further specific objections. If Tenant disapproves the resubmitted Final Plans, Landlord and Tenant, together with the Landlord's Architect, shall meet to resolve Tenant's objections and if Landlord and Tenant cannot promptly resolve their differences between themselves, the determination of the Landlord's Architect with respect thereto shall be binding on the parties. If Tenant disapproves the revised Final Plans, the time required for resolution of Tenant's objections will be a "Tenant Delay" as defined in Paragraph 8 of this Work Letter Agreement.

(e)  Additional Changes.  Following resolution and approval of Final Plans by
     ------------------
Landlord and Tenant in accordance with the procedures outlined above, no further changes may be made without prior written approval of both Landlord and Tenant with the exception of changes required by government agencies for issuance of the building permits. Tenant acknowledges that all changes made to the Final Plans at Tenant's request following Tenant's approval of the Final Plans shall be considered Tenant Changes in conformance with Paragraph 7 of this Work Letter Agreement.

(f)  Delays.  If Tenant does not approve the resubmitted Final Plans within
     ------
the three (3) business day period allowed for such approval, then each day following the three (3) business day period shall constitute a "Tenant Delay" as defined in Paragraph 8 of this Work Letter Agreement.

5.   CONSTRUCTION BUDGET
     -------------------

(a)  Preparation of Construction Budget.  Upon approval of the Final Plans by
     ----------------------------------
Tenant, Landlord shall submit the Final Plans to Landlord's Contractor (defined in Subparagraph 6(b) below) for pricing of the construction of the Tenant Improvements. Landlord shall cause the budget for the Tenant improvements (the "Construction Budget") to be delivered to Tenant within three (3) weeks after the date of approval of the Final Plans by Tenant.

(b)  Tenant Approval.  Within three (3) business days after deliver to Tenant
     ---------------
of the Construction Budget, Tenant shall give written approval of the Construction Budget or shall provide Landlord with specific written objections thereto. The failure of Tenant to either approve or disapprove the Construction Budget within said three (3) business day period shall constitute the approval thereof by Tenant.


(c)  Resolution.  If Tenant objects to the Construction Budget, Landlord,
     ----------
Tenant and Landlord's Contractor shall meet within three (3) business days after receipt by Landlord of Tenant's written objections tot he Construction Budget to attempt to resolve such objections. The determination of Landlord as to the reasonableness of any item in the Construction Budget shall be final and binding.

(d)  Permits.  After approval of the Final Plans by Tenant and concurrently
     -------
with Landlord's submission of the Final Plans to the Landlord's Contractor for pricing, Landlord's Architect will submit the Final Plans to the appropriate governmental agencies for plan checking and the issuance of a building permit. Landlord's Architect, with Tenant's cooperation, will make any changes to the Final Plans which are requested by the Applicable governmental authorities to obtain the building permit.

(e)  Delays.  If Tenant does not approve the Construction Budget within the
     ------
three (3) business day period allowed for resolution of Tenant's objections to the Construction Budget, then each day following the three (3) day period shall constitute a "Tenant Delay" as defined in Paragraph 8 of this Work Letter Agreement.

                                  EXHIBIT "C"
                                  -----------
                               Page 3 of 8 Pages

6.   CONSTRUCTION OF TENANT IMPROVEMENTS
     -----------------------------------

(a)  Construction Commencement.  Landlord will be under no obligation to cause
     -------------------------
the construction of any of the Tenant have been executed, Tenant has approved the Space Plan, the Final Plans and Construction Budget, Landlord has received all the required building permits and Tenant has paid to the Landlord the total amount (the "Excess Costs") by which the Construction Budget exceeds the Allowance (defined in Subparagraph 10(a) below), if any. Following satisfaction of all of these requirements, Landlord shall instruct Landlord's Contractor to commence and diligently proceed with the construction of the Tenant Improvements, subject to Tenant Delays (as described in Paragraph 8 below).

(b)  Contractor.  Tenant hereby approves Design Build Development Structures,
     ----------
Inc. (dba "DBD Structures") as the licensed general contractor to be engaged by Landlord for the construction of the Tenant Improvements (the "Landlord's Contractor"). All subcontractors shall be chosen by the Landlord's Contractor and Landlord in their sole and absolute discretion.

(c)  Quality.  The Tenant Improvements shall be construed in a good and
     -------
workmanlike manner in accordance with the Final Plans.

(d)  Tenant Work.  Landlord and Tenant acknowledge and agree that certain work
     -----------
required for Tenant's occupancy of the Premises, including the procurement and installation of furniture, telephone systems and wiring, fixtures, art work and signage ("Tenant's Work"), may be beyond the scope of the Tenant Improvements, and may be performed by Tenant or its contractors at Tenant's sole cost and expense subject to the approval of Landlord and Tenant's compliance with this Subparagraph 6(d). Tenant shall adopt a construction schedule for Tenant's Work in conformance with the Work Schedule, and shall perform Tenant's Work in such a way as not to hinder or delay Landlord's or Landlord's Contractor's operations in the Buildings. Tenant's use of elevators in connection with any Tenant's Work shall be arranged with Landlord and shall be subject to Landlord's approval. Any costs incurred by Landlord as a result of any interference with Landlord's or Landlord's Contractor's operations by Tenant or its contractors shall be paid by Tenant to Landlord within five (5) business days after written demand from Landlord. (Any delays which arise by reasons fully outside the control of Tenant or its contractors, and not arising as a result of Tenant's prosecution of Tenant's Work, shall not give rise to a demand by Landlord for such costs.) Tenant's contractors shall be subject to the administrative supervision of Landlord's Contractor. Tenant's work shall comply with all of the following requirements:

          (i) Tenant's Work shall not proceed until Landlord has approved the following in writing: Tenant's contractors, proof that Tenant's contractors currently have licenses in good standing with the State of California Contractors State License Board, proof of the amount of coverage of public liability and property damage insurance carried by Tenant and Tenant's contractors in the form of insurance certificates with a valid endorsements naming Landlord and Landlord's Contractor as additionally insured and each in an amount not less than one million dollars ($1,000,000.00), complete and detailed plans and specifications for Tenant's Work and Tenant's detailed scheduled for Tenant's Work.

          (ii) Tenant's Work shall be performed in conformity with a valid permit when required, a copy of which shall be furnished to Landlord before such work is commenced. In any event, all Tenant's Work shall comply with all applicable laws, codes and ordinances of any governmental entity having jurisdiction over the Buildings. Landlord shall have no responsibility for Tenant's failure to comply with such applicable laws. Delays in obtaining final approvals allowing occupancy of the space which are wholly or partially due to Tenant's activities are the responsibility of Tenant.

          (iii) Tenant shall promptly pay Landlord upon demand for any extra expense incurred by Landlord by reason of faulty work done by Tenant or its contractors.

          (iv) Tenant's Work shall be completed in a lien-free and first-class and workmanlike manner shall be subject to (and Tenant shall comply with) Subparagraphs 13(e) and (f) of the Lease with respect to the Tenant's Work.

                                  EXHIBIT "C"
                                  -----------
                               Page 4 of 8 Pages

7.   TENANT CHANGES
     --------------

(a)  Request Procedure.  Any request by Tenant for a change in the Tenant
     -----------------
Improvements after approval of the Final Plans (a "Tenant all information necessary to clearly identify and explain the proposed Tenant Change. As soon as practicable after receipt of a written Tenant Change request, Landlord shall notify Tenant of the estimated costs (including design costs) of such Tenant Change as well as the estimated increase in construction time caused by the Tenant Change, if any. Tenant shall approve such estimates within two (2) days after receipt of Landlord's notice. Upon such approval by Tenant, Landlord shall be authorized to cause the Landlord's Architect, Landlord's Engineers and Landlord's Contractor to proceed with the implementation of the requested Tenant Change. If Tenant disapproves such estimates, or fails to approve the cost and time estimates within two (2) day period, Landlord shall not be required to proceed with such Tenant Change, and all costs incurred or time lost, by Landlord or Landlord's Contractor in preparing such estimates shall be treated as a cost of the Tenant Improvements.

(b)  Increased Cost.  The increased cost, as determined by Landlord, of all
     --------------
Tenant Changes, including the cost of architectural and engineering services required to revise the Final Drawings to reflect such Tenant Changes, including mark-ups for Landlord's Contractor's overhead and fee, not to exceed fifteen percent (15%) of the cost of the Tenant Changes, shall be included in the actual cost of the Tenant Improvements (the "Actual Cost") and shall be borne and paid in accordance with Paragraph 10 of this Work Letter Agreement. In the event Landlord is instructed by Tenant to proceed with a Tenant Change without a prior determination of the increased cost or the increased construction time resulting from such Tenant Change and without approval of such increase by Tenant, the amount thereof shall be determined by Landlord upon completion of the Tenant Improvements, subject only to Landlord's furnishing to Tenant appropriate back-up information from the Landlord's Contractor concerning the increased costs and increased construction time caused by such Tenant Change.

(c)  Landlord Approval.  Any Tenant Changes to the Final Plans require written
     -----------------
approval of Landlord and Tenant in the manner set forth in Paragraph 4 above. Landlord reserves the right to decline requests for Tenant Changes to the Final Plans if such changes are inconsistent with the provisions of Paragraph 4 above, or if the change would unreasonably delay construction of the Tenant Improvements or the Commencement Date.

(d)  Additional Time.  Any increase in construction time caused by the request
     ---------------
for a Tenant Change, whether or not approved, and/or the design permitting and construction of an approved Tenant Change, will constitute a Tenant Delay as defined in Paragraph 8 of this Work Letter Agreement.

8.   TENANT DELAYS
     -------------

(a)  Defined.  Landlord shall use commercially reasonable efforts to cause the
     -------
Tenant Improvements to be substantially completed by caused by Tenant ("Tenant Delays") and "Force Majeure Delays," as defined in Paragraph 9 of the Work Letter Agreement. Tenant Delays may include, but shall not be limited to the following:

            (i)    Any material revisions to the Space Plan;

            (ii) Tenant's failure to timely provide programming information for the preparation of the Final Plans;

            (iii) Any Tenant Changes, including, without limitation, any revisions or request for revisions to the Space Plan or the Final Plans or the scope of the Tenant Improvements requested by Tenant from and after Tenant's approval of the Final Plan (not caused by an error on the part of Landlord in the preparation thereof) which increase the costs incurred by Landlord or cause a delay in constructing the Tenant Improvements;

            (iv) Any interruption or interference in the installation and construction of the Tenant Improvements caused by Tenant, its agents, employees, contractors or representatives;

            (v) Any demolition or structural changes (including electrical and mechanical changes) to the Premises not called for by the Final Plans in order to install or construct the Tenant Improvements;

                                  EXHIBIT "C"
                                  -----------
                              Pages 5 of 8 Pages

            (vi) Any other delay requested or caused by Tenant or any of Tenant's vendors, including a delay caused by Tenant's failure to pay invoices for Excess Costs (as defined in subparagraph 10(d) below) in the construction and installation of the Tenant Improvements;

            (vii) Tenant's failure to timely perform any of its obligations pursuant to this work Letter Agreement, including any failure to complete, on or before the due date therefore, any action item which is Tenant's responsibility pursuant to this work Letter Agreement;

            (viii) Tenant's request for materials, finishes, or installations which are not readily available or which are incompatible with the Building Standards; or

            (ix) Any other act or failure to act by Tenant, Tenant's employees, agents, architects, independent contractors, consultants and/or any other person performing or required to perform services on behalf of Tenant (including, without limitation, replacement of the existing security system servicing the Premises).

(b)  Effect of Tenant Delays.  If Landlord is delayed in substantially
     -----------------------
completing the Tenant Improvements, or in obtaining approvals from the appropriate government authorities for occupancy of the Premises, as a result of Tenant Delays(s), then the date upon which the payment of Base Monthly Rent under the Lease shall commence shall be advanced by the number of days of such Tenant Delays.

9.   FORCE MAJEURE DELAYS.  For purposes of this Work Letter, "Force Majeure
     --------------------
Delays" means any actual delay in the construction permits) which is beyond the reasonable control of Landlord or Tenant, as the case may be, as described in Paragraph 33 of the Lease.

10.  PAYMENT FOR THE TENANT IMPROVEMENTS
     -----------------------------------

(a)  Allowance.  Landlord hereby grants to Tenant a tenant improvement
     ---------
allowance of up to $18.75 per usable square foot of used only for:

            (i) Payment of the costs of preparing the Space Plan and the Final Plans, excluding one preliminary Space Plan and one revision thereof (already provided at Landlord's cost), but including mechanical, electrical, plumbing and structural drawings and of all other items necessary to complete the Final Plans. The Allowance will not be used for the payment of extraordinary design work not consistent with the scope of the Building Standards (i.e., above-standard design work), or for payments
                             ----
     to any consultants, designers or architects other than the Landlord's Architect and Landlord's Engineers.

            (ii) The payment of plan check, permit and license fees relating to construction of the Tenant Improvements.

            (iii) Construction of the Tenant Improvements, including without limitation, the following:

                  (aa) Installation within the Premises of partitioning, doors, floor coverings, ceilings, wall coverings and painting, millwork and similar items;

                  (bb) Electrical wiring, lighting fixtures, outlets and switches, lighting control systems, and other electrical work necessary for the Premises;

                  (cc) The finishing and installation of duct work, terminal boxes, diffusers and accessories necessary for the heating, ventilation and air conditioning systems within the Premises, including the cost of meters and key controls for after-hours air conditioning;

                  (dd) Fire and life safety controls systems such as fire walls, sprinklers, fire alarms, including piping, wiring and accessories, necessary for the Premises;

                  (ee) Plumbing, fixtures, pipes and accessories necessary for the Premises;

                  (ff) The HVAC over-ride switches, timers and meters described in Exhibit "F".
             -----------

                                  EXHIBIT "C"
                                  -----------
                               Page 6 of 8 Pages

            (iv) All other costs expended by Landlord in the construction of the Tenant Improvements (including, without limitation, any costs, incurred by Landlord for construction of elements of the Tenant Improvements in the Premises prior to the Execution Date which construction is for the benefit of tenants and is customarily performed by Landlord prior to the execution of leases for space in the Building for reasons of economics (examples of such construction would include, but not be limited to, the extension of mechanical [including heating, ventilating and air conditioning systems] and electrical distribution systems outside of the core of the Buildings, wall construction, column enclosures and paining outside of the cores of the Buildings, ceiling hanger wires and window treatment).

(b)   Changes to Shell of Building.  If the Final Plans or any amendment
      ----------------------------
thereof or supplement thereto shall require changes in the shells of the Buildings, the increased cost of the shell work will be paid for by Tenant or charged against the Allowance in conformance with Paragraph 10(a) above.

(c)   Government Cost Increases.  If as the result of the Tenant Improvements,
      -------------------------
Landlord is required by any governmental authorities to make changes in the Premises or the Building of any kind whatsoever other than the Tenant Improvements, then Tenant shall pay Landlord the amount of the costs of making such additional changes within five (5) days after Landlord's written notice; provided, however, that Landlord will first apply any remaining balance of the Allowance to such costs.

(d)   Excess Costs.  The cost of each item referenced in Subparagraphs 10(a),
      ------------
10(b) and 10(c) above shall be charged against the Allowance. If the Actual Cost exceeds the Allowance (the amount of such excess being the Excess Cost), Tenant agrees to pay the Excess Cost to Landlord prior to the commencement of construction and within five (5) business days after invoice therefore (less any sums previously paid by Tenant for such Excess Cost pursuant to the Construction Budget). If the sum of the Allowance plus any Excess Cost paid by Tenant exceeds the Actual Cost, Tenant will be entitled to a credit against the Base Monthly Rent next due equal to the amount of the unused Allowance and Excess Cost payments, as determined by Landlord. In no event will the Allowance or any Excess Cost paid by Tenant be used to pay for (i) Tenant's furniture (including systems furniture), equipment, telephone systems, telephone and/or data cabling or any other item of personal property which is not affixed to the Premises;
(ii) defects in the Tenant Improvements caused by Landlord's Contractor. Tenant further agrees to pay Landlord all costs not covered by the Allowance (other than defects in the Tenant Improvements caused by Landlord's Contractor) under the same terms as the Excess Cost.

(e)   Unused Allowance Amounts.  Any unused portion of the Allowance upon
      ------------------------
completion of the Tenant Improvements will not be refunded to Tenant. Any unused portion of the Allowance shall not be available to Tenant as a credit against any obligations of Tenant under the Lease unless Tenant has paid for Excess Costs as described herein.

11.   COMMENCEMENT DATE, SUBSTANTIAL COMPLETION AND MOVE-IN
      -----------------------------------------------------

(a)   Commencement.  The Term of the Lease will commence on the date (the
      ------------
"Commencement Date") which is the earliest of: (i) the of its business in all or any portion of the Premises; (ii) the date Landlord's Contractor receives signed approvals from the required governmental agencies on the permit job cards allowing occupancy of the Premises; or (iii) the date the Tenant Improvements have been "substantially completed" (as defined below); provided, however, that if the Commencement Date is delayed as a result of any Tenant Delays described in Paragraph 8 above, then the Commencement Date as would otherwise have been established pursuant to this Subparagraph 11(a) will be accelerated by the number of says of such Tenant Delays as defined in Paragraph 8 of this Work Letter Agreement and provided, further, that if the Commencement Date is based on item (ii) or item (iii) above, then Base Monthly Rent for the Premises shall not commence until the date of the Monday after the date on which the Tenant Improvements are substantially completed, as such Monday date is accelerated by Tenant Delays (or if the date of substantial completion is a Saturday or Sunday, then the date of the second Monday after such date, as such second Monday date is accelerated by Tenant Delays).

(b)   Substantial Completion.  For purposes of Subparagraph 11(a) above, the
      ----------------------
Tenant Improvements shall be deemed to be "substantially completed" when Landlord's Contractor certifies in writing to Landlord and Tenant that Landlord:
(a) is able to provide Tenant with reasonable access to the Premises; and (b) has substantially performed all of the Tenant Improvement Work required to be performed by Landlord under this Work Letter Agreement, other than decoration and minor "punch-list" type items (as defined in Paragraph 11(c) below) which do not materially interfere with Tenant's access to or use of the Premises.

                                  EXHIBIT "C"
                                  -----------
                               Page 7 of 8 Pages

(c)   Punch-List.  Within two (2) business days after the Commencement Date,
      ----------
Tenant will conduct a walk-through inspection of the Premises with Landlord, Landlord's Contractor and Landlord's Architect and provide to Landlord a written punch-list specifying those punch-list items conforming to the Final Plans which require completion, and Landlord will thereafter complete such items with reasonable diligence.

(d)   Delivery of Possession.  Landlord shall deliver possession of the
      ----------------------
Premises to Tenant in accordance with Subparagraph 11(a) above. The parties estimate that Landlord will deliver possession of the Premises to Tenant, and the Term of this Lease will commence, on or before the Estimated Commencement date set forth in Subparagraph 1(i) of the Lease. Tenant agrees that if Landlord is unable to deliver possession of the Premises to Tenant on or prior to the Estimated Commencement Date specified in Subparagraph 1(j) of the Lease, the Lease will not be void or voidable, nor will Landlord be liable to Tenant for any loss or damage resulting therefrom.

(e)   Use of Freight/Construction Elevators.  [INTENTIONALLY DELETED]
      -------------------------------------

(f)   Early Entry.  If Tenant is granted enter to the Premises by Landlord
      -----------
prior to completion of the Tenant Improvements, Landlord and Landlord's Contractor shall not be liable to Tenant or its employees or agents for any loss or damage to property, or injury to person, arising from or related to such early entry or the construction of the Tenant Improvements. Tenant shall take all reasonable precautions to protect against such loss, damage or injury during such early entry and construction of the Tenant Improvements, and shall not interfere with the conduct of the Tenant Improvements work. Tenant shall cooperate with all directives of Landlord and Landlord's Contractor in order to minimize any disruption or delay in completion of the Tenant Improvement work. Tenant shall be responsible for all costs or delays caused by Tenant or Tenant's contractors or agents as a result of early entry to the Premises if such early entry is granted.

IN WITNESS WHEREOF, Landlord and Tenant have caused this Work Letter Agreement to be duly executed by their duly authorized representatives as of the date of the Lease.


TENANT:                            LANDLORD:

INTERPLAY PRODUCTIONS,             AETNA LIFE INSURANCE COMPANY OF
a California corporation           ILLINOIS,
                                   an Illinois corporation


By: /s/ Chris Kilpatrick           By: /s/ Stephen J. Pilch
    --------------------               --------------------
Name: Chris Kilpatrick             Name:  Stephen J. Pilch
      ------------------                  -----------------
Title:  President                  Title: Assistant Treasurer

                                  EXHIBIT "C"
                                  -----------
                               Page 8 of 8 Pages

                                  EXHIBIT "D"
                                  -----------

                          NOTICE OF LEASE TERM DATES
                            AND TENANT'S PERCENTAGE
                            -----------------------

TO: __________________________
______________________________
______________________________

Date:  __________, 199__

Re: Lease dated September 8, 1995 (the "Lease"), between AETNA LIFE INSURANCE COMPANY OF ILLINOIS, as Landlord, and INTERPLAY PRODUCTIONS, as Tenant, concerning premises consisting of all of the building located at 16815 Von Karman Avenue, the second floor of the building located at 16795 Von Karman Avenue at the Von Karman Corporate Center in Irvine, California (the "Premises") and 2121 Alton Avenue at the Von Karman Corporate Center in Irvine, California (the "Temporary Space").

To Whom It May Concern:

In accordance with the subject Lease, we wish to advise and/or confirm as follows:

1. That the Premises and the Temporary Space have been accepted by the Tenant as being substantially complete in accordance with the subject lease and that there is no deficiency in construction (except as may be indicated for the Premises on the "Punch-List" prepared by Landlord and Tenant, a copy of which is attached hereto).

2. That (i) the Tenant has possession of the subject Premises and acknowledges that under the provisions of the Lease, the Commencement Date is ________________, and the Term of the Lease will expire on ______________; and
(ii) that the Tenant occupied the Temporary Space on ___________, 1995 and vacated the same on ______________, 1995.

3.  That in accordance with the Lease, Base Monthly Rent commenced to accrue on
________________.

4. Rent is due and payable on the first day of each and every month during the Term of the Lease. Your rent checks should be made payable to _________________.

5. The number of Rentable Square Feet within the Premises is ________________ square feet as determined by Landlord's architect in accordance with the terms of the Lease.

6. The number of Rentable Square Feet within the Development shall be deemed to be 454,400 square feet, subject to re-calculation as set forth in Exhibit "B" to
                                                                  -----------
the Lease.

7. Tenant's Percentage is ___________% and Tenant's Temporary Space Percentage is ________%.

                             LANDLORD:


                             AETNA LIFE INSURANCE COMPANY OF ILLINOIS, an Illinois corporation

                             By: _______________________________________
                             Name: _____________________________________
                             Title: ____________________________________

                                  EXHIBIT "D"
                                  -----------

                                  EXHIBIT "E"
                                  -----------

                        DEFINITION OF OPERATING EXPENSES
                        --------------------------------

1.  Items included in Operating Expenses.  The term "Operating Expenses" as used
    ------------------------------------
in the Lease to which this Exhibit "E" is attached means:  all costs and
                           -----------
expenses of operation and maintenance of the Development and the Common Areas (as such terms are defined in the Lease), as determined by standard accounting practices, calculated assuming the Development is 95% occupied, including the following costs by way of illustration but not limitation, but excluding those items specifically set forth in Paragraph 3 below.

(a) Real Property Taxes and Assessments (as defined in Paragraph 2 below) and any taxes or assessments imposed in lieu thereof;

(b) and all assessments imposed pursuant to any covenants, conditions and restrictions affecting the Development, the Development Common Areas or the Buildings;

(c) water and sewer charges and the costs of electricity, gas, heating, ventilating, air conditioning and other utilities;

(d) utilities surcharges and any other costs, levies or assessments resulting from statutes or regulations promulgated by any government or quasi-government authority in connection with the use, occupancy or alteration of the Development or the parking facilities serving the Development;

(e)  costs of insurance obtained by Landlord for the Development;

(f) waste disposal and janitorial services (including, without limitation, window cleaning);

(g)  labor;

(h) costs incurred in the management of the Development, including, without limitation: (i) supplies, (ii) wages and salaries (and payroll taxes and similar governmental charges related thereto) of employees used in the management, operation and maintenance of the Development, (iii) Development management office rental, supplies, equipment and related operating expenses, and (iv) a management/administrative fee determined as a percentage of the annual gross revenues of the development exclusive of the proceeds of financing or a sale of the Development and administrative fee for the management of the Development Common Area determined as a percentage of Development Common Area Operating Expenses;

(i) supplies, materials, equipment and tools including rental of personal property used for maintenance;

(j) repair and maintenance of the elevators and the structural portions of the buildings in the Development, including the plumbing, heating, ventilating, air-conditioning and electrical systems installed or furnished by Landlord;

(k)  maintenance; costs and upkeep of all parking and Development Common Areas;

(l) depreciation on a straight line basis and rental of personal property used in maintenance;

(m) amortization on a straight line basis over the useful life [together with interest at the Interest Rate on the unamortized balance] of all capital expenditures which are: (i) intended to produce a reduction in operating charges or energy consumption; or (ii) required under any governmental law or regulation that was not applicable to the Development at the time it was originally constructed; or (iii) for replacement of any Development equipment needed to operate the Development at the same quality levels as prior to the replacement; or (iv) required by the Americans With Disabilities Act to be made to the Development;

(n)  costs and expenses of gardening and landscaping;

(o)  maintenance of signs (other than signs of tenants of the Development);

                                  EXHIBIT "E"
                                  -----------
                               Page 1 of 3 Pages

(p) personal property taxes levied on or attributable to personal property used in connection with the Development or the Common Areas;

(q) reasonable accounting, audit, verification, legal and other consulting fees; and

(r) costs and expenses of repairs, resurfacing, repairing, maintenance, painting, lighting, cleaning; refuse removal, pest control, security and similar items, including appropriate reserves;

When calculating Operating Expenses for the base year, Operating Expenses shall not include Real Property Taxes and Assessments attributable to special assessments, charges, costs, or fees or due to modifications or changes in governmental laws or regulations including, but not limited to, the institution of a split tax roll, and shall exclude market-wide labor-rate increases due to extraordinary circumstances including, but not limited to, boycotts and strikes and utility increases due to extraordinary circumstances including, but not limited to, conservation surcharges, boycotts, embargoes or other shortages.

2.   Real Property Taxes and Assessments.  The term "Real Property Taxes and
     -----------------------------------
Assessments," as used in this Exhibit "E", means:  any form of assessment,
                              -----------
license fee, license tax, business license fee, commercial rental tax, levy, charge, improvement bond, tax or similar imposition imposed by any authority having the direct power to tax, including any city, county, state or federal government, or any school, agricultural, lighting, drainage or other improvement or special assessment district thereof, as against any legal or equitable interest of Landlord in the Premises, Buildings, Common Areas or the Development (as such terms are defined in the Lease), adjusted to reflect an assumption that the buildings in the Development are assessed for real property tax purposes as completed buildings ready for occupancy, including the following by way of illustration but not limitation.

(a) Any tax on Landlord's "right" to rent or "right" to other income from the Development or as against Landlord's business of leasing the Development;

(b) any assessment, tax, fee, levy or charge in substitution, partially or totally, of any assessment, tax, fee, levy or charge previously included within the definition of real property tax, it being acknowledged by Tenant and Landlord that Proposition 13 was adopted by the voters of the State of California in the June, 1978 election and that assessments, taxes, fees, levies and charges may be imposed by governmental agencies for such services as fire protection, street, sidewalk and road maintenance, refuse removal and for other governmental services formerly provided without charge to property owners or occupants. It is the intention of Tenant and Landlord that all such new and increased assessments, taxes, fees, levies and charges be included within the definition of "real property taxes" for the purposes of this Lease;

(c) any assessment, tax, fee, levy or charge allocable to or measured by the area of the Development or any part thereof or the rent payable by Tenant hereunder or other tenants of the Development, including, without limitation, any gross receipts tax or excise tax levied by state, city or federal government, or any political subdivision thereof, with respect to the receipt of such rent, or upon or with respect to the possession, leasing, operation, management, maintenance, alteration, repair, use or occupancy by Tenant of the Development, or any portion thereof but not on Landlord's other operations;

(d) any assessment, tax, fee, levy or charge upon this transaction or any document to which any tenant is a party, creating or transferring an interest or an estate in the Development; and/or

(e) any assessment, tax, fee, levy or charge by any governmental agency related to any transportation plan, fund or system (including assessment districts) instituted within the geographic area of which the Development is a part;

Notwithstanding the foregoing, if during any year after the Base Year, the amount of Real Property Taxes and Assessments for such year is less than the amount of Real Property Taxes and Assessments for the Base Year, then Operating Expenses for the Base Year shall be reduced by such decrease in Real Property Taxes and Assessments.

3.  Items Excluded From Operating Expenses.  Notwithstanding the provisions of
    --------------------------------------
Paragraphs 1 and 2 above to the contrary, "Operating Expenses" will not include:

(a)  Landlord's federal or state income, franchise, inheritance or estate taxes;

                                  EXHIBIT "E"
                                  -----------
                               Page 2 of 3 Pages

(b)  any ground lease rental;

(c) costs incurred by Landlord for the repair of damage to buildings in the Development to the extent that Landlord is reimbursed by insurance or condemnation proceeds or by tenants, warrantors or other third persons;

(d) depreciation, amortization and interest payments, except as specifically provided herein, and except on materials, tools, supplies and vendor-type equipment purchased by Landlord to enable Landlord to supply services Landlord might otherwise contract for with a third party, where such depreciation, amortization and interest payments would otherwise have been included in the charge for such third party's services, all as determined in accordance with standard accounting practices;

(e) brokerage commissions, finders' fees, attorneys' fees, space planning costs and other costs incurred by Landlord in leasing or attempting to lease space in the Development;

(f) costs of a capital nature, including, without limitation, capital improvements, capital replacements, capital repairs, capital equipment and capital tools, all as determined in accordance with standard accounting practices; provided, however, the capital expenditures set forth in Subparagraph 1(m) above will in any event be included in the definition of Operating Expenses;

(g) interest, principal, points and fees on debt or amortization on any mortgage, deed of trust or other debt encumbering any of the Buildings or the Development;

(h) costs, including permit, license and inspection costs, incurred with respect to the installation of tenant improvements for tenants in the Development (including the original Tenant Improvements for the Premises), or incurred in renovating or otherwise improving, decorating, painting or redecorating space for tenants or other occupants of the Development, including space planning and interior design costs and fees;

(i) attorneys' fees and other costs and expenses incurred in connection with negotiations or disputes with present or prospective tenants or other occupants of the Development; provided, however, that Operating Expenses will include those attorneys' fees and other costs and expenses incurred in connection with negotiations, disputes or claims relating to items of Operating Expenses, enforcement of rules and regulations of the Development, and such other matters relating to the maintenance of standards required of Landlord under the Lease;

(j) except for the administrative/management fees described in Subparagraph 1(i) above, costs of Landlord's general corporate overhead;

(k) all items and services for which Tenant or any other tenant in the Development reimburses Landlord (other than through operating expense pass-through provisions);

(l) electric power costs and other utilities for which Tenant contracts directly with the suppliers thereof; and

(m)  costs arising from Landlord's charitable or political contributions; and

(n) costs of remediation of Hazardous Materials released in the Development (other than normal cleaning costs that would ordinarily be included in Operating Expenses).

                                  EXHIBIT "E"
                                  -----------
                               Page 3 of 3 Pages

                                  EXHIBIT "F"
                                  -----------

                     STANDARDS FOR UTILITIES AND SERVICES
                     ------------------------------------

     The following standards for utilities and services are in effect. Landlord reserves the right to adopt reasonable nondiscriminatory modifications and additions hereto (except that Landlord may not adopt any modifications and additions thereto which would reduce the utilities, including HVAC, to be provided to Tenant under this Exhibit "F").
                              -----------

     Subject to the terms and conditions of the Lease and provided Tenant remains in occupancy of the Premises, Landlord will provide or make available the following utilities and services:

     1. Provide non-attended automatic elevator facilities Monday through Friday, except holidays, from 7:30 a.m. to 6:30 p.m., and have the applicable Building elevator available for Tenant's use at all other times, subject to events beyond Landlord's control.

     2. Provide Building standard ventilating, air conditioning and heating to the Premises for up to seventy-two and one half (72.5) hours a week (the "Free HVAC Hours") and for additional periods of time at the cost to Landlord of providing such additional HVAC, as determined by Landlord. Additional HVAC services will be available b the use of over-ride switches/timers that will be installed inside the Premises (with their location to be mutually agreed upon in good faith by Tenant and Landlord) and may be turned on or off by Tenant. Landlord shall install meters ("run clocks") to measure the HVAC usage by Tenant and Landlord shall monitor on a monthly basis the number of hours and minutes each unit operates during the applicable time period. (Run clocks will also be installed on any new or additional HVAC units that Tenant may install in the Premises in accordance with this Exhibit "F" and HVAC service from those units
                                 -----------
shall be monitored by Landlord in the same manner). The costs of installing over-ride switches/timers and run clocks for HVAC units shall be deducted from the allowance described in Paragraph 10 of Exhibit "C". Tenant hereby
                                           -----------
acknowledges that: (i) there are two (2) HVAC units per floor; (ii) Building standard HVAC is designed to achieve and maintain temperatures of 70 degrees to 74 degrees Fahrenheit in typical office space; (iii) computer rooms, high volume copy rooms, vaults, electrical and telephone rooms, and mechanical/power equipment rooms are not typical office space; and (iv) the air conditioning system achieves maximum cooling when the window coverings are extended to the full length of the window opening and adjusted to a 45 degrees angle upwards. Tenant agrees to cooperate fully at all times with Landlord, and to abide by all reasonable regulations and requirements which Landlord may prescribe for the proper function and protection of said air conditioning system. Tenant agrees not to connect any apparatus, device, conduit or pipe to the chilled and hot water air conditioning supply lines of the Building. If Tenant requires HVAC service or equipment in excess of the existing Building standard HVAC services or equipment, then subject to Tenant's compliance with Section 13 (alterations) of the Lease and Landlord's installation, at Tenant's sole cost and expense, of separate meters and "run clocks" for the additional HVAC equipment, Tenant may at Tenant's sole cost and expense, install and maintain additional HVAC equipment in the Premises and shall from time to time upon demand by Landlord, pay Landlord for the additional HVAC used by Tenant at the applicable Additional HVAC Monthly Rate, as hereinafter defined (and such sums shall constitute additional rent). As used herein, the term "Additional HVAC Monthly Rate" shall mean, for any calendar month for a particular Building and particular meter: (i) the number of kilowatt hours from the applicable meter for the applicable month, multiplied by (ii) the average cost per kilowatt hour for the applicable Building for the previous month (calculated by dividing the previous month's utility bill for the applicable Building by the total kilowatt hours used in the Building during such previous month). If Tenant installs new HVAC units in accordance with this Exhibit "F", Landlord will provide basic prevention
                     -----------
maintenance services to each unit as required by their manufacturer. Should parts or repair services be required, Landlord will obtain Tenant's reasonable permission prior to purchasing such goods or providing such services, and Tenant's permission shall not be withheld if repairs or services are necessary to prevent damage to or interference with any Building electrical system or other Building system. Once Tenant's permission has been granted, Landlord will monitor the work to insure its proper completion. Tenant shall reimburse Landlord, within ten (10) days after demand, for the costs of all such maintenance, parts, repairs, monitoring and all other costs incurred by Landlord in performing its obligations hereunder with respect to any new HVAC units installed by Tenant, and such costs shall constitute additional rent under this Lease. Tenant further agrees that neither Tenant nor its servants, employees, agents, visitors, licensees or contractors shall at any time enter the mechanical installations or facilities of the Building or the Development to adjust, tamper with, touch or otherwise in any manner affect said installations or facilities. The cost of maintenance and service calls to adjust and regulate the air conditioning system will be charged to Tenant if the need for maintenance work results from either

                                  EXHIBIT "F"
                                  -----------
                               Page 1 of 2 Pages

Tenant's adjustment of room thermostats or Tenant's failure to comply with its obligations under this Exhibit, including using good faith efforts to keep window coverings in rooms extended to the full length of the window opening and adjusted to a 45 degrees angle upwards when the rooms are not in use. Such work will be charged at hourly rates equal to then-current journeyman's wages for air conditioning mechanics.

     3. Landlord will make available to the Premises, 24 hours per day, seven days a week, electric current as required by the Buildings' standard office lighting and fractional horsepower office business machines including copiers, normal personal computers for typical office use (including Building Standard HVAC and word processing equipment) in an amount not to exceed six (6) watts per square foot per normal business day. Tenant agrees, should its electrical installation or electrical consumption for Premises in a particular Building be in excess of the aforesaid quantity, to reimburse Landlord monthly for the measured consumption at the average cost per kilowatt hour charged to the applicable Building during the period. If a separate meter is not installed at Tenant's cost, such excess cost will be established by an estimate agreed upon by Landlord and Tenant, and if the parties fail to agree, such cost will be established by an independent licensed engineer selected in Landlord's reasonable discretion, whose fee shall be shared equally by Landlord and Tenant. Tenant agrees not to use any apparatus or device in, upon or about the Premises (other than standard office business machines, personal computers and word processing equipment) which may in any way increase the amount of such services usually furnished or supplied to said Premises, and Tenant further agrees not to connect any apparatus or device with wires, conduits or pipes, or other means by which such services are supplied, for the purpose of using additional or unusual amounts of such services without the written consent of Landlord. Should Tenant use the same to excess, the refusal on the part of Tenant to pay upon demand of Landlord the amount established by Landlord for such excess charge will constitute a breach of the obligation to pay rent under this Lease and will entitle Landlord to the rights therein granted for such breach. Tenant's use of electric current will never exceed the capacity of the feeders to the Buildings or the risers or wiring installation and tenants will not install or use or permit the installation or use of any computer or electronic data processing equipment in the premises (except standard office business machines, personal computers and word processing equipment) without the prior written consent of Landlord.

     4. Water will be available in public areas for drinking and lavatory purposes only, but if Tenant requires, uses or consumes water for any purpose in addition to ordinary drinking and lavatory purposes, of which fact Tenant constitutes Landlord to be the sole judge, Landlord may install a water meter and thereby measure Tenant's water consumption for all purposes. Tenant agrees to pay Landlord for the cost of the meter and the cost of the installation thereof and throughout the duration of Tenant's occupancy Tenant will keep said meter and installation equipment in good working order and repair at Tenant's own cost and expense, in default of which Landlord may cause such meter and equipment to be replaced or repaired and collect the cost thereof from Tenant. Tenant agrees to pay for water consumed, as shown on such meter, as and when bills are rendered, and on default in making such payment. Landlord may pay such charges and collect the same from Tenant. Any such costs or expenses incurred, or payments made by Landlord for any of the reasons or purposes hereinabove stated will be deemed to be additional rent payable by Tenant and collectible by Landlord as such.

     5. Landlord will provide janitor service to the Premises, provided the same are used exclusively as offices, and are kept reasonably in order by Tenant, and unless otherwise agreed to by Landlord and Tenant no one other than persons approved by Landlord shall be permitted to enter the Premises for such purposes. If the Premises are not used exclusively as offices, they will be kept clean and in order by Tenant, at Tenant's expense, and to the satisfaction of Landlord, and by persons approved by Landlord. Tenant agrees to pay to Landlord the cost of removal of any of Tenant's refuse and rubbish to the extent that the same exceeds the refuse and rubbish usually attendant upon the use of the Premises as offices.

     6. Landlord reserves the right to stop service of the elevator, plumbing, ventilation, air conditioning and electrical systems, when necessary, by reason of accident or emergency or for repairs, alterations or improvements, when in the judgment of Landlord such actions are desirable or necessary to be made, until said repairs, alterations or improvements shall have been completed, and Landlord will have no responsibility or liability for failure to supply elevator facilities, plumbing, ventilating, air conditioning or electric service, when prevented from so doing by strike or accident or by any cause beyond Landlord's reasonable control, or by laws, rules, orders, ordinances, directions, regulations or by reason of the regulations or by reason of the requirements of any federal, state, county or municipal authority or failure of gas, oil or other suitable fuel supply or inability by exercise of reasonable diligence to obtain gas, oil or other suitable fuel supply. It is expressly understood and agreed that any covenants on

                                  EXHIBIT "F"
                                  -----------
                               Page 2 of 2 Pages

Landlord's part to furnish any services pursuant to any of the terms, covenants, conditions, provisions or agreements of this Lease, or to perform any act or thing for the benefit of Tenant, will not be deemed breached if Landlord is unable to furnish or perform the same by virtue of a strike or labor trouble or any other cause whatsoever beyond Landlord's control.

                                  EXHIBIT "F"
                                  -----------
                               Page 3 of 2 Pages

                                  EXHIBIT "G"
                                  -----------

                             ESTOPPEL CERTIFICATE
                             --------------------

The undersigned, INTERPLAY PRODUCTIONS, a ___________________________________
("Tenant"), whose mailing address is
______________________________________________________, hereby certifies to
___________________________________________________, as follows:

     1. Attached hereto is a true, correct and complete copy of that certain lease dated __________, 19__ between Landlord and Tenant (the "Lease"), regarding the premises located at
________________________________________________________________ (the
"Premises"). The Lease is now in full force and effect and has not been amended, modified or supplemented, except as set forth in Paragraph 4 below.

     2.   The term of the Lease commenced on ____________, 19__.

     3.   The Term of the Lease shall expire on ___________, 19__.

     4.   The lease has:  (Initial one)

     (______) not been amended, modified, supplemented, extended, renewed or assigned.
     (______) been amended, modified, supplemented, extended, renewed or assigned by the following described terms or agreements, copies of which are attached hereto:
                    ___________________________________________________________
                    ___________________________________________________________
                    ___________________________________________________________

     5.   Tenant has accepted and is now in possession of the Premises.

     6. Tenant and Landlord acknowledge that Landlord's interest in the Lease will be assigned to __________________ and that no modification, adjustment, revision or cancellation of the Lease or amendments thereto shall be effective unless written consent of ________________________ _____________ is obtained, and that until further notice, payments under the Lease may continue as heretofore.

     7.   The amount of Monthly Base Rent is $____________.

     8. The amount of security deposits (if any) is $ None. No other security deposits have been made except as follows:___________________________________________________________
_________________________________________.

     9. Tenant is paying the full lease rental which has been paid in full as of the date hereof. No rent or other charges under the Lease have been paid for more than thirty (30) days in advance of its due date except as follows:
________________________________________________________________________________
____.

     10. All work required to be performed by Landlord under the Lease has been completed except as follows:

______________________________________________________________________________
_______________________________________.

     11. There are no defaults on the part of the Landlord or Tenant under the Lease except as follows:

______________________________________________________________________________
_______________________________________.

     12. Neither Landlord nor Tenant has any defense as to its obligations under the Lease and claims no set-off or counterclaim against the other party except as follows: __________________
_____________________________________________________.

                                  EXHIBIT "G"
                                  -----------
                               Page 1 of 2 Pages

     13.  Tenant has no right to any concession (rental or otherwise) or similar compensation in connection with renting the space it occupies other than as provided in the Lease except as follows:
___________________________________________________.

     All provisions of the Lease and the amendments thereto (if any) referred to above are hereby ratified.

     The foregoing certification is made with the knowledge that _________________________ is about to fund a loan to Landlord or is about to purchase the Project (or part thereof) from Landlord and that ___________________________ is relying upon the representations herein made in funding such loan or in purchasing the Project (or part thereof).

     IN WITNESS WHEREOF, this certificate has been duly executed and delivered by the authorized officers of the undersigned as of _______________, 19__.

                 TENANT:      INTERPLAY PRODUCTIONS,
                              a California corporation


                              By: _____________________________
                              Name: ___________________________
                              Title: __________________________

                                  EXHIBIT "G"
                                  -----------
                               Page 2 of 2 Pages

                                  EXHIBIT "H"
                                  -----------

                             RULES AND REGULATIONS
                             ---------------------

A.   General Rules and Regulations. The following rules and regulations govern
     -----------------------------
the use of the Buildings and the Development Common Areas. Tenant will be bound by such rules and regulations and agrees to cause Tenant's Authorized Users, its employees, subtenants, assignees, contractors, suppliers, customers and invitees to observe the same.

     1. Except as specifically provided in the Lease to which these Rules and Regulations are attached, no sign, placard, picture, advertisement, name or notice may be installed or displayed on any part of the outside or inside of the Buildings or the Development without the prior written consent of Landlord. Landlord will have the right to remove, at Tenant's expense and without notice, any sign installed or displayed in violation of this rule. All approved signs or lettering on doors and walls are to be printed, painted, affixed or inscribed at the expense of Tenant and under the direction of Landlord by a person or company designated or approved by Landlord.

     2. If Landlord objects in writing to any curtains, blinds, shades, screens or hanging plants or other similar objects attached to or used in connection with any window or door of the Premises, or placed on any windowsill, which is visible from the exterior of the Premises, Tenant will immediately discontinue such use. Tenant agrees not to place anything against or near glass partitions or doors or windows which may appear unsightly from outside the Premises including from within any interior common areas.

     3. Tenant will not obstruct any sidewalks, halls, passages, exits, entrances, elevators, escalators, or stairways of the Development. The halls, passages, exits, entrances, elevators and stairways are not open to the general public, but are open, subject to reasonable regulations, to Tenant's business invitees. Landlord will in all cases retain the right to control and prevent access thereto of all persons whose presence in the reasonable judgment of Landlord would be prejudicial to the safety, character, reputation and interest of the Development and its tenants, provided that nothing herein contained will be construed to prevent such access to persons with whom any tenant normally deals in the ordinary course of its business, unless such persons are engaged in illegal or unlawful activities. No tenant and no employee or invitee of any tenant will go upon the roofs of the Buildings.

     4. Tenant will not obtain for use on the Premises ice, drinking water, food, food vendors, beverage, towel or other similar services or accept barbering or bootblacking service upon the Premises, except at such reasonable hours and under such reasonable regulations as may be fixed by Landlord. Landlord will not unreasonably withhold its consent to Tenant's installation and use of a small office kitchen provided Tenant complies with all other provisions of this Lease applicable thereto. Landlord expressly reserves the right to absolutely prohibit solicitation, canvassing, sales and displays of products, goods and wares in all portions of the Development. Landlord reserves the right to restrict and regulate the use of the common areas of the Development and Buildings by invitees of tenants providing services to tenants on a periodic or daily basis including food and beverage vendors. Such restrictions may include limitations on time, place, manner and duration of access to a tenant's premises for such purposes. Without limiting the foregoing, Landlord may require that such parties use service elevators, halls, passageways and stairways for such purposes to preserve access within the Buildings for tenants and the general public.

     5. Landlord reserves the right to require tenants to periodically provide Landlord with a written list of any and all business invitees which periodically or regularly provide goods and services to such tenants at the premises. Landlord reserves the right to preclude all vendors from entering or conducting business within the Buildings and the Development if such vendors are not listed on a tenant's list of requested vendors, but Landlord shall not be obligated to do so.

     6. Landlord reserves the right to exclude from the Building between the hours of 6 p.m. and 8 a.m. the following business day, or such other hours as may be established from time to time by Landlord, and on Sundays and legal holidays, any person unless that person is known to the person or employee in charge of the applicable Building or has a pass or is properly identified. Tenant will be responsible for all persons for whom it requests passes and will be liable to Landlord for all acts of such persons. Landlord will not be liable for damages for any error with regard to the admission to or exclusion from any Building of any person. Landlord reserves the right to prevent access to any Building in case of invasion, mob, riot, public excitement or other commotion by closing the doors or by other appropriate action.

                                  EXHIBIT "H"
                                  -----------
                               Page 1 of 5 Pages

          7. The directories of the Buildings and the Development will be provided exclusively for the display of the name and location of tenants only and Landlord reserves the right to exclude any other names therefrom.

          8.   Except as provided in Section 4 of Exhibit "F", all cleaning and
                                                 ------------
janitorial services for the Development and the Premises will be provided exclusively through Landlord, and except with the written consent of Landlord, no person or persons other than those reasonably approved by Landlord will be employed by Tenant or permitted to enter the Development for the purposes of cleaning the same. Tenant will not cause any unnecessary labor by carelessness or indifference to the good order and cleanliness of the Premises.

          9. Landlord will furnish Tenant, free of charge, with two keys to each door lock in the Premises. Landlord may make a reasonable charge for any additional keys. Tenant shall not make or have made additional keys, and Tenant shall not alter any lock or install any new additional lock or bolt on any door of the Premises without Landlord's consent, which shall not be unreasonably withheld provided that Landlord receives, at Tenant's cost, three (3) sets of keys for each such new lock and Tenant complies with all applicable laws, ordinances and regulations with respect thereto. Tenant, upon the termination of its tenancy, will deliver to Landlord the keys to all doors which have been furnished to Tenant, and in the event of loss of any keys so furnished will pay Landlord therefor.

          10. If Tenant requires telegraphic, telephonic, burglar alarm, satellite dishes, antennae or similar devices, it will first obtain Landlord's approval, and comply with Landlord's reasonable rules and requirements applicable to such services, which may include separate licensing by, and fees paid to, Landlord.

          11. Freight elevator(s), if any, will be available for use by all tenants in the applicable Building, subject to such reasonable scheduling as Landlord, in its discretion, deems appropriate. No equipment, materials, furniture, packages, supplies, merchandise or other property will be received in the Buildings or carried in the elevators except between such hours and in such elevators as may be designated by Landlord. Tenant's initial move into Building 5 and subsequent deliveries of bulky items, such as furniture, safes and similar items to Tenant's Premises in Building 5 will, unless otherwise agreed in writing by Landlord, be made during the hours of 6:00 p.m. to 6:00 a.m. or on Saturday or Sunday. Deliveries during normal office hours shall be limited to normal office supplies and other small items. No deliveries will be made which impede or interfere with other tenants or the operation of the Buildings.

          12. Tenant will not place a load upon any floor of the Premises which exceeds the load per square foot which such floor was designed to carry and which is allowed by law. Landlord will have the right to prescribe the weight, size and position of all equipment, materials, furniture or other property brought into the Buildings. Heavy objects will, if considered necessary by Landlord, stand on such platforms as determined by Landlord to be necessary to property distribute the weight, which platforms will be provided at Tenant's expense. Business machines and mechanical equipment belonging to Tenant, which cause noise or vibration that may be transmitted to the structure of the building or to any space therein to such a degree as to be objectionable to any tenants in the Building or Landlord, are to be placed and maintained by Tenant, at Tenant's expense, on vibration eliminators or other devices sufficient to eliminate noise or vibration. Tenant will be responsible for the costs of all structural engineering required to determine structural load. The persons employed to move such equipment in or out of the Buildings must be reasonably acceptable to Landlord. Landlord will not be responsible for loss of, or damage to, any such equipment or other property from any cause, and all damage done to the Buildings by maintaining or moving such equipment or other property will be repaired at the expense of Tenant.

          13. Tenant will not use or keep in the Premises any kerosene, gasoline or inflammable or combustible fluid or material other than those limited quantities necessary for the operation or maintenance of office equipment. Tenant will not use or permit to be used in the Premises any foul or noxious gas or substance, or permit or allow the Premises to be occupied or used in a manner offensive or objectionable to Landlord or other occupants of the Buildings by reason of noise, odors or vibrations, nor will Tenant bring into or keep in or about the Premises any birds or animals.

          14. Tenant will not use any method of heating or air conditioning other than that supplied by Landlord without Landlord's prior written consent.

                                  EXHIBIT "H"
                                  -----------
                               Page 2 of 5 Pages

          15. Tenant will not waste electricity, water or air conditioning and agrees to cooperate fully with Landlord to assure the most effective operation of the Buildings' heating and air conditioning and to comply with any governmental energy-saving rules, laws or regulations of which Tenant has actual notice, and will refrain from attempting to adjust controls. Tenant will use good faith efforts to keep corridor doors closed and window coverings in rooms pulled down when the rooms are not is use.

          16. Landlord reserves the right, exercisable without notice and without liability to Tenant, to change the names and street addresses of the Buildings. Without the written consent of Landlord, Tenant will not use the names of the Buildings or the Development in connection with or in promoting or advertising the business of Tenant except as Tenant's address.

          17. Tenant will close and lock the doors of its Premises and entirely shut off all water faucets or other water apparatus, and lighting or gas before Tenant and its employees leave the Premises. Tenant will be responsible for any damage or injuries sustained by other tenants or occupants of the Buildings or by Landlord for noncompliance with this rule.

          18. The toilet rooms, toilets, urinals, wash bowls and other apparatus will not be used for any purpose other than that for which they were constructed and no foreign substance of any kind whatsoever shall be thrown therein. The expense of any breakage, stoppage or damage resulting from any violation of this rule will be borne by the tenant who, or whose employees or invitees, break this rule. Cleaning of equipment of any type is prohibited. Shaving is prohibited.

          19. Tenants will not sell, or permit the sale of newspapers, magazines, periodicals, theater tickets or any other goods or merchandise to the general public in or on the Premises. Tenant will not make any room-to-room solicitation of business from other tenants in the Development. Tenant will not use the Premises for any business or activity other than that specifically provided for in this Lease. Canvassing, soliciting and distribution of handbills or any other written material, and peddling in the Development are prohibited, and Tenant will cooperate with Landlord to prevent such activities. Tenant will not conduct, or permit to be conducted, either voluntarily or involuntarily, any auction upon the Premises without first having obtained Landlord's prior written consent, which consent Landlord may withhold in its sole and absolute discretion.

          20. Tenant will not install any radio or television antenna, loudspeaker, satellite dishes or other devices on the roof(s) of exterior walls of the Buildings or the Development. Tenant will not interfere with radio or television broadcasting or reception from or in the Development or elsewhere.

          21. Except for the ordinary hanging of pictures and wall decorations, Tenant will not mark, drive nails, screw or drill into the partitions, woodwork or plaster or in any way deface the Premises or any part thereof, except in accordance with the provisions of the Lease pertaining to alterations. Landlord reserves the right to direct electricians as to where and how telephone and telegraph wires are to be introduced to the premises. Tenant will not cut or bore holes for wires. Tenant will not affix any floor covering to the floor of the Premises in any manner except as approved by Landlord. Tenants shall repair any damage resulting from noncompliance with this rule.

          22. Tenant may install, maintain and operate at Tenant's sole cost, expense and risk, up to four (4) vending machines in the Premises in Building 4 and up to four (4) vending machines in the Premises in Building 5. Tenant may not install, maintain or operate upon the Premises any other vending machines without the written consent of Landlord.

          23. Landlord reserves the right to exclude or expel from the Development any person who, in Landlord's judgment, is intoxicated or under the influence of liquor or drugs or who is in violation of any of the Rules and Regulations of the Buildings.

          24. Tenant will store all its trash and garbage within is Premises or in other facilities provided by Landlord. Tenant will not place in any trash box or receptacle any material which cannot be disposed of in the ordinary and customary manner of trash and garbage disposal. All garbage and refuse disposal is to be made in accordance with directions issued from time to time by Landlord.

          25. The Premises will not be used for lodging or for the storage of merchandise held for sale to the general public, or for lodging or for manufacturing of any kind, nor shall the Premises be used for any improper, immoral or objectionable purpose. No cooking will be done or permitted on the Premises without Landlord's consent, except by the use by Tenant of Underwriters' Laboratory approved equipment for brewing coffee, tea, hot chocolate and similar beverages shall be permitted, and the use of a microwave oven for employees' use will be permitted, provided that such equipment and use is in accordance with all applicable federal, state, county and city laws, codes, ordinances, rules and regulations.

          26. Neither Tenant nor any of its employees, agents, customers and invitees may use in any space or in the public halls of the Buildings or the Development any hand truck except those equipped with rubber tires and side guards or such other material-handling equipment as Landlord may approve. Tenant will not bring any other vehicles of any kind into the Buildings.

          27. Tenant agrees to comply with all safety, fire protection and evacuation procedures and regulations established by Landlord or any governmental agency.

          28. Tenant assumes any and all responsibility for protecting its Premises from theft, robbery and pilferage, which includes keeping doors locked and other means of entry to the Premises closed.

          29. To the extent Landlord reasonably deems it necessary to exercise exclusive control over any portions of the Common Areas for the mutual benefit of the tenants in the Buildings or the Development, Landlord may do so subject to reasonable, non-discriminatory additional rules and regulations.

          30. Landlord may prohibit smoking in the Buildings and may require Tenant and any of its employees, agents, clients, customers, invitees and guests who desire to smoke, to smoke within designated smoking areas within the Development.

          31. Tenant's requirements will be attended to only upon appropriate application to Landlord's asset management office for the Development by an authorized individual of Tenant. Employees of Landlord will not perform any work or do anything outside of their regular duties unless under special instructions from Landlord, and no employee of Landlord will admit any person (Tenant or otherwise) to any office without specific instructions from Landlord.

          32. These Rules and Regulations are in addition to, and will not be construed to in any way modify or amend, in whole or in part, the terms, covenants, agreements and conditions of the Lease. Landlord may waive any one or more of these Rules and Regulations for the benefit of Tenant or any other tenant, but no such waiver by Landlord will be construed as a waiver of such Rules and Regulations in favor of Tenant or any other tenant, nor prevent Landlord from thereafter enforcing any such Rules and Regulations against any or all of the tenants of the Development.

          33. Landlord reserves the right to make such other and reasonable and non-discriminatory Rules and Regulations as, in its judgment, may from time to time be needed for safety and security, for care and cleanliness of the Development and for the preservation of good order therein. Tenant agrees to abide by all such Rules and Regulations herein above stated and any additional reasonable and non-discriminatory rules and regulations which are adopted. Tenant is responsible for the observance of all of the foregoing rules by Tenant's employees, agents, clients, customers, invitees and guests.

B.        Parking Rules and Regulations. The following rules and regulations
          -----------------------------
govern the use of the parking facilities which serve the Buildings. Tenant will be bound by such rules and regulations and agrees to cause its employees, subtenants, assignees, contractors, suppliers, customers and invitees to observe the same:

          1. Tenant will not permit or allow any vehicles that belong to or are controlled by Tenant or Tenant's employees, subtenants, customers or invitees to be loaded, unloaded or parked in areas other than those designated by Landlord for such activities. No vehicles are to be left in the parking areas overnight and no vehicles are to be parked in the parking areas other than normally sized passenger automobiles, motorcycles and pick-up trucks. No extended term storage of vehicles is permitted.

          2. Vehicles must be parked entirely within painted stall lines of a single parking stall.

          3.   All directional signs and arrows must be observed.

          4. The speed limit within all parking areas shall be five (5) miles per hour.

                                  EXHIBIT "H"
                                  -----------
                               Page 4 of 5 PAGES

          5.   Parking is prohibited:  (a) in all areas not striped for parking;
(b) in aisles or on ramps; (c) where "no parking" signs are posted; (d) in cross-hatched areas; and (e) in such other areas as may be designated from time to time by Landlord or Landlord's parking operator.

          6. Landlord reserves the right, without cost or liability to Landlord, to tow any vehicle if such vehicle's audio theft alarm system remains engaged for an unreasonable period of time.

          7. Washing, waxing, cleaning or servicing of any vehicle in any area not specifically reserved for such purpose is prohibited.

          8. Landlord may refuse to permit any person to park in the parking facilities who violates these rules with unreasonable frequency, and any violation of these rules shall subject the violator's car to removal at such car owner's expense. Tenant agrees to use its best efforts to acquaint its employees, subtenants, assignees, contractors, suppliers, customers and invitees with these parking provisions, rules and regulations.

          9. Parking stickers, access cards, or any other device or form of identification supplied by Landlord as a condition of use of the parking facilities shall remain the property of Landlord. Parking identification devices, if utilized by Landlord, must be displayed as requested and may not be mutilated in any manner. The serial number of the parking identification device may not be obliterated. Parking identification devices, if any, are not transferable and any device in the possession of an unauthorized holder will be void. Landlord reserves the right to refuse the sale of monthly stickers or other parking identification devices to Tenant or any of its agents, employees or representatives who willfully refuse to comply with these rules and regulations and all unposted city, state or federal ordinances, laws or agreements.

          10. Loss or theft of parking identification devices or access cards must be reported to the management office in the Development immediately, and a lost or stolen report must be filed by the Tenant or user of such parking identification device or access card at the time. Landlord has the right to exclude any vehicle from the parking facilities that does not have a parking identification device or value access card. Any parking identification device or access card which is reported lost or stolen and which is subsequently found in the possession of an unauthorized person will be confiscated and the illegal holder will be subject to prosecution.

          11. All damage or loss claimed to be the responsibility of Landlord must be reported, itemized in writing and delivered to the management office located within the Development within ten (10) business days after any claimed damage or loss occurs. Any claim not so made is waived. Landlord is not responsible for damage by water or fire, or for the acts or omissions of others, or for articles left in vehicles. In any event, the total liability of Landlord, if any, is limited to Two Hundred Fifty Dollars ($250.00) for all damages or loss to any car. Landlord is not responsible for loss of use.

          12. The parking operators, managers or attendants are not authorized to make or allow any exceptions to these rules and regulations, without the express written consent of Landlord. Any exceptions to these rules and regulations made by the parking operators, managers or attendants without the express written consent of Landlord will not be deemed to have been approved by Landlord.

          13. Landlord reserves the right, without cost or liability to Landlord, to tow any vehicles which are used or parked in violation of these rules and regulations.

          14. Landlord reserves the right from time to time to modify and/or adopt such other reasonable and non-discriminatory rules and regulations for the parking facilities as it deems reasonably necessary for the operation of the parking facilities.

                                  EXHIIT "H"
                                  ----------
                               Page 5 of 5 Page

                                  EXHIBIT "I"
                                  -----------

                                TEMPORARY SPACE
                                ---------------








                                  EXHIBIT "I"

                                  EXHIBIT "I"
                                  -----------

                   [Floor Plan of Second Floor Appears Here]

                                  EXHIBIT "J"
                                  -----------

                              LOCATION OF INITIAL
                              -------------------
                              ADDITIONAL PARKING
                              ------------------






                                  EXHIBIT "J"

                                  EXHIBIT "J"

                           [Site Plan Appears Here]


                                  EXHIBIT "J"

                                                                            KOLL
                                                                 THE REAL ESTATE
                                                                SERVICES COMPANY
PROPERTY DIVISION

April 2, 1996
                                  **REVISED**

Mr. Troy Worrell
INTERPLAY PRODUCTIONS
2121 Alton Avenue, 2nd Floor
Irvine, CA  92714

RE:  LEASE COMMENCEMENT AND OPERATING EXPENSES

Dear Troy

The purpose of this letter is to establish the lease commencement date and establish a charge for the estimated operating expenses for the premises listed below:

PREMISES:                all of Building 4 at 16815 Von Karman Avenue, Irvine,
                         CA all of the second floor of Building 5 at 16795 Von
                         Karman Avenue, Irvine, CA

RSF:                     The Premises contain approximately 77,869 Rentable
                         Square Feet.

TENANT'S PERCENTAGE:     The tenant's percentage for the above Premises is
                         17.136%. This is calculated by dividing the Premises
                         RSF by the total RSF of the project (454,400 RSF).

LEASE COMMENCEMENT:      The Lease Commencement Date for the above premises is
                         April 15, 1996.
                         --------------

Rent will not be charged during the first two months of the lease term. However, estimated operating expenses, as calculated below, will be charged.

Commencement Date:                 April 15, 1996.
Total Project Sq. Ft.:             454,400 sf
1996 Operating Expense Estimate:   $5.61 per Sq. Ft.

1996 Expenses:      $5.61 x 454.400 sf x 17.136% = $436,846.01
Monthly Charge:     (1/12) x $436,846.01 = $36,403.83

April's prorated (16 days) amount of $19,415.38 is due by April 15, 1996.  Both
                                     -----------------------------------
April's prorated charge and May's charge will appear on the May rent statement.

If you have any questions, please contact me at (714) 553-9253.

Sincerely,

KOLL

/s/ Ted Dickerson
-----------------
Ted Dickerson
Assistant Manager
                                                         18500 Von Karman Avenue
                                                                       Suite 120
                                                               Irvine, CA  92715
                                                                  (714) 553-9470
                                                              FAX (714) 756-1946

                              FIRST AMENDMENT TO
                              ------------------
               VON KARMAN CORPORATE CENTER OFFICE BUILDING LEASE
               -------------------------------------------------

          This FIRST AMENDMENT TO VON KARMAN CORPORATE CENTER OFFICE BUILDING LEASE (the "First Amendment") is dated as of December 1 1995, and is entered into by and between AETNA LIFE INSURANCE COMPANY OF ILLINOIS, an Illinois corporation ("Landlord") and INTERPLAY PRODUCTIONS, a California corporation ("Tenant").

                                R E C I T A L S
                                ---------------

          A. Landlord and Tenant entered into that certain Von Karman Corporate Center Office Building Lease dated September 8, 1995 (the "Lease") covering premises located at 16815 and 16795 Von Karman Avenue in Irvine, California (the "Buildings") in the project known as the Von Karman Corporate Center. All capitalized terms used in this First Amendment but not defined herein shall have the same meanings as in the Lease.

          B. Landlord and Tenant have agreed to amend the Lease as hereinafter set forth.

          NOW, THEREFORE, in consideration of the foregoing recitals and the terms and conditions set forth below, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant hereby agree as follows:

          1.   Additional Temporary Space.  In addition to the Temporary Space
               --------------------------
described in Subparagraph 2(f) of the Lease, Tenant hereby leases from Landlord and Landlord hereby leases to Tenant, for the Additional Temporary Space Term (defined below) and on the terms and conditions hereinafter set forth, the premises on the second floor of the building located at 2121 Alton Avenue which are outlined on Exhibit "A" attached hereto (the "Additional Temporary Space").
                -----------
Landlord and Tenant hereby stipulate and agree that the rentable area of the Additional Temporary Space is 9,205 square feet.

          2.   Additional Temporary Premises Term.  The term of Tenant's leasing
               ----------------------------------
of the Additional Temporary Space (the "Additional Temporary Space Term") shall commence on December 1, 1995 (the "Additional Temporary Space Commencement Date") and shall end on the Commencement Date (as defined in the Lease). Tenant shall accept the Additional Temporary Space in its current "AS-IS" condition, without representation or warranty, express or implied, and Landlord shall not be obligated to make any improvements to the Additional Temporary Space or provide any improvement allowance or other allowance for or in connection with the Additional Temporary Space. Upon notice from Landlord that the Tenant Improvements for the Premises are substantially complete, Tenant shall promptly move out of the Additional Temporary Space and into the Premises and shall promptly remove all of Tenant's property from the Additional Temporary Space.

          3.   Additional Temporary Space Rent.  Commencing on the Additional
               -------------------------------
Temporary Space Commencement Date, and continuing throughout the Additional

Temporary Premises Term, Tenant shall pay to Landlord as monthly rent for the Additional Temporary Space, the sum of $9,205.00 ("Monthly Additional Temporary Space Rent") on the first day of each calendar month without offset or deduction of any kind. Monthly Additional Temporary Space Rent for any partial month during the Additional Temporary Space Term shall be prorated. Tenant shall not be obligated to pay any Operating Expenses or Real Property Taxes and Assessments, nor shall Tenant's Temporary Space Percentage be increased as a result of Tenant's leasing the Additional Temporary Space.

          4.  Other Terms.  Subject to the foregoing provisions of this First
              -----------
Amendment (which shall govern and prevail in the event of a conflict between them and the terms of the Lease), all of the terms of the Lease shall apply to the Additional Temporary Premises (including, without limitation, terms relating to use, insurance, indemnification and after-hours utility usage) except that Tenant may not in any event assign, sublet or make improvements to the Additional Temporary Space and no allowance or extension options, expansion options or similar options shall apply with respect to the Additional Temporary Space.

          5.   Brokers.  Tenant represents that it has not had any dealings with
               -------
any real estate broker, finder or similar person or entity with respect to this First Amendment. Tenant shall defend, indemnify and hold Landlord harmless from and against any and all damages, costs, expenses, losses, liabilities and claims resulting directly or indirectly from any dealings Tenant has had with broker, finder, or similar person or entity in connection with this First Amendment.

          6.   Miscellaneous.
               -------------

               a.   Entire Agreement.  This First Amendment embodies the entire
                    ----------------
agreement and understanding between the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and understandings relating thereto.

               b.   Notices.  All notices, requests, consents and demands
                    -------
hereunder shall be given in accordance with the Lease.

               c.   Amendment and Waiver. Neither this First Amendment nor any
                    --------------------
provisions hereof may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought. No failure to exercise, and no delay in exercising any right hereunder or under delivered pursuant hereto shall impair any right, power or remedy which Landlord may have, nor shall any such delay be construed to be a waiver of any of such rights or remedies, or an acquiescence in any breach or default under this First Amendment or the Lease, nor shall any waiver of any breach or default of Tenant be deemed a waiver of any default or breach subsequently occurring.

               d.   Severability of Provisions.  If one or more of the
                    --------------------------
provisions contained in this First Amendment should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

               e.   Successors and Assigns.  Subject to the provisions of the
                    ----------------------
Lease regarding assignment and subletting, this First Amendment shall be binding upon and inure to the benefit of Landlord, Tenant and their respective successors and assigns.

               f.   Counterparts.  This First Amendment may be executed in any
                    ------------
number of counterparts all of which taken together shall constitute one agreement, and any party hereto may execute this First Amendment by signing any such counterpart.

               g.   Choice of Law.  This First Amendment shall be governed by
                    -------------
and construed in accordance with the laws of the State of California.

               h.   Time of Essence.  Time is of the essence of each of
                    ---------------
Landlord's and Tenant's obligations under this First Amendment.

               j.   Attorneys' Fees.  If either party commences any legal action
                    ---------------
or other proceeding to enforce any of the terms of this First Amendment, or because of any breach by the other party or any dispute hereunder, the successful or prevailing party shall be entitled to recover from the nonprevailing party all reasonable attorneys' fees and disbursements incurred in connection therewith, whether or not such controversy, claim or dispute is prosecuted to a final judgment. Any such attorneys' fees and disbursements incurred by either party in enforcing a judgment in its favor under this First Amendment shall be recoverable separately from such judgment, and the obligation for such attorneys' fees and disbursements is intended to be severable from the other provisions of this First Amendment and any such judgment shall not be merged into any such judgment.

          IN WITNESS WHEREOF, Landlord and Tenant have executed this First Amendment as of the day and year first written above.

TENANT:                                     LANDLORD:

INTERPLAY PRODUCTIONS,                      AETNA LIFE INSURANCE COMPANY
a California corporation                    OF ILLINOIS, an Illinois corporation

By: /s/ Troy Worrell                        By: /s/ Steven J. Pilch
   -------------------------------             ---------------------------------
Name: Troy Worrell                                  Steven J. Pilch
     -----------------------------
Title: Vice President Operations                    Assistant Treasurer
      ----------------------------

                                  EXHIBIT "A"
                                  -----------

             (Outline of Floor Plan of Additional Temporary Space)

                                  EXHIBIT "A"

            [VON KARMAN CORPORATION CENTER FLOOR PLAN APPEARS HERE]

                              SECOND AMENDMENT TO
                              -------------------
               VON KARMAN CORPORATE CENTER OFFICE BUILDING LEASE
               -------------------------------------------------

          This SECOND AMENDMENT TO VON KARMAN CORPORATE CENTER OFFICE BUILDING LEASE (the "Second Amendment") is dated as of January 5, 1996, and is entered into by and between AETNA LIFE INSURANCE COMPANY OF ILLINOIS, an Illinois corporation ("Landlord") and INTERPLAY PRODUCTIONS, a California corporation ("Tenant").

                                R E C I T A L S
                                ---------------

          A. Landlord and Tenant entered into that certain Von Karman Corporate Center Office Building Lease dated September 8, 1995 (as amended by a First Amendment to Von Karman Corporate Center Office Building Lease, said lease is hereinafter referred to as the "Lease") covering premises (the "Existing Premises") located at 16815 and 16795 Von Karman Avenue in Irvine, California in the project commonly known as the Von Karman Corporate Center. All capitalized terms used in this First Amendment but not defined herein shall have the same meanings as in the Lease.

          B. Landlord and Tenant have agreed to further amend the Lease as hereinafter set forth.

          NOW, THEREFORE, in consideration of the foregoing recitals and the terms and conditions set forth below, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant hereby agree as follows:

          1.   Expansion Space.  Tenant hereby leases from Landlord and Landlord
               ---------------
hereby leases to Tenant, for the Expansion Space Term (defined below) and on the terms and conditions hereinafter set forth, the entire second floor of the building located at 16845 Von Karman Avenue, which is outlined on Exhibit "A"
                                                                  ----------
attached hereto (the "Expansion Space"). Landlord and Tenant hereby stipulate and agree that the rentable area of the Expansion Space is 23,456 rentable square feet and that the useable area of the Expansion Space is 20,633 useable
                                                                       -------
square feet.

          2.   Expansion Space Term.  The term of Tenant's leasing of the
               --------------------
Expansion Space (the "Expansion Space Term") shall commence as described in
Section 11 of the Work Letter Agreement attached hereto as Exhibit "B" (the
                                                           ----------
"Expansion Space Commencement Date") and shall end on the expiration or earlier termination of the Lease. Tenant shall accept the Expansion Space in its current "AS-IS" condition, without representation or warranty, express or implied, except that Landlord will construct improvements to the Expansion Space pursuant to the Work Letter Agreement attached hereto as Exhibit "B."
                                                -----------

          Prior to the Expansion Space Commencement Date, Landlord and Tenant (and/or their respective representatives, who shall be designated in writing and shall be paid by the party for whom the applicable representative is acting) will jointly conduct a walk-through inspection of the Expansion Space and will jointly prepare a punch-list ("Punch-List") of items required to be installed by Landlord under the Work Letter Agreement which require finishing or correction. The Punch-List will not include any items of damage to the Expansion Space caused by Tenant's move-in or early entry, if permitted, which damage will be corrected or repaired by Landlord, at Tenant's expense or, at Landlord's election, by Tenant, at Tenant's expense. Other than the items specified in the Punch-List, by taking possession of the Expansion Space, Tenant will be deemed to have accepted the Expansion Space in its condition on the date of delivery of possession and to have acknowledged that the Tenant Improvements have been installed as required by the Work Letter Agreement and that there are no additional items needing work or repair. Landlord will cause all items in the Punch-List to be repaired or corrected within thirty (30) days following the preparation of the Punch-List or as soon as practicable after the preparation of the Punch-List. Tenant acknowledges that neither Landlord nor any agent of Landlord has made any representation or warranty, express or implied, with respect to the Expansion Space, the Buildings, the Development or any portions thereof or with respect to the suitability of same for the conduct of Tenant's business and Tenant further acknowledges that Landlord will have no obligation to construct or complete any additional buildings or improvements within the Development.

          3.   Expansion Space Rent.  Commencing on the Expansion Space
               --------------------
Commencement Date, and continuing throughout the Expansion Space Term, Tenant shall pay to Landlord as monthly rent for the Expansion Space ("Monthly Expansion Space Rent"), on the first day of each calendar month without offset or deduction, in accordance with the following schedule:

                                                MONTHLY
MONTHS                   MONTHLY BASE RENT      RATE PER RSF
------                   -----------------      ------------
1-30                     $23,456.00             $1.00
31-end of the term       $30,492.80             $1.30


Notwithstanding the foregoing, Monthly Base Rent for the Expansion Space shall be abated for the portion, if any, of the Expansion Space Term which is in effect during the first two (2) months of the Term of the Lease (i.e., the
                                                                 ---
months in which Monthly Base Rent under the Lease for the Existing Premises is
0). Monthly Expansion Space Rent for any partial month during the Expansion Space Term shall be prorated. In the event of a failure by Tenant to timely pay Monthly Expansion Space Rent, Landlord shall have the same rights and remedies under the Lease as in the case of a failure to pay Monthly Base Rent for the Existing Premises.

          4.   Tenant's Percentage.  Upon the Expansion Space Commencement Date,
               -------------------
"Tenant's Percentage," as such term is used in the Lease, shall mean 22.44%, but shall be subject to further adjustment as provided in Exhibit "B" and Exhibit
                                                      -----------     -------
"D" to the Lease and in Subparagraphs 2(e), 2(f) and 3(b) of the Lease
---

          5.   Other Terms.  Subject to the foregoing provisions of this Second
               -----------
Amendment (which shall govern and prevail in the event of a conflict between them and the terms of the Lease), upon the Expansion Space Commencement Date all of the terms of the Lease shall apply to the Expansion Space (including, without limitation, terms relating to use, insurance, indemnification and after-hours utility usage) and the word "Premises" as used in the Lease shall mean both the Existing Premises and the Expansion Space.

          6.   Brokers.  Tenant represents that it has not had any dealings with
               -------
any real estate broker, finder, or similar person or entity with respect to this Second Amendment except for Lee & Associates and Cushman & Wakefield of California, Inc. Tenant shall defend, indemnify and hold Landlord harmless from losses, claims, damages, costs, expenses, liabilities, causes of action that may be asserted against or incurred by Landlord as a direct or indirect result of Tenant's dealings with any other broker, finder, or similar person or entity in connection with this Second Amendment or the leasing of the Expansion Space to Tenant. Landlord shall pay all commissions due Cushman & Wakefield of California, Inc. in connection with this Second Amendment pursuant to a separate written agreement with Cushman & Wakefield of California, Inc.

          7.   Miscellaneous.
               -------------

               a.   Entire Agreement.  This Second Amendment embodies the entire
                    ----------------
agreement and understanding between the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and understandings relating thereto.

               b.   Notices.  All notices, requests, consents and demands
                    -------
hereunder shall be given in accordance with the Lease.

               c.   Amendment and Waiver.  Neither this Second Amendment nor any
                    --------------------
provisions hereof may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought. No failure to exercise, and no delay in exercising any right hereunder or under delivered pursuant hereto shall impair any right, power or remedy which Landlord may have, nor shall any such delay be construed to be a waiver of any of such rights or remedies, or an acquiescence in any breach or default under this Second Amendment or the Lease, nor shall any waiver of any breach or default of Tenant be deemed a waiver of any default or breach subsequently occurring.

               d.   Severability of Provisions.  If one or more of the
                    --------------------------
provisions contained in this Second Amendment should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

               e.   Successors and Assigns.  Subject to the provisions of the
                    ----------------------
Lease regarding assignment and subletting, this Second Amendment shall be binding upon and inure to the benefit of Landlord, Tenant and their respective successors and assigns.

               f.   Counterparts.  This Second Amendment may be executed in any
                    ------------
number of counterparts all of which taken together shall constitute one agreement, and any party hereto may execute this Second Amendment by signing any such counterpart.

               g.   Choice of Law.  This Second Amendment shall be governed by
                    -------------
and construed in accordance with the laws of the State of California.

               h.   Time of Essence.  Time is of the essence of each of
                    ---------------
Landlord's and Tenant's obligations under this Second Amendment.

               i.   Attorneys' Fees.  If either party commences any legal action
                    ---------------
or other proceeding to enforce any of the terms of this Second Amendment, or because of any breach by the other party or any dispute hereunder, the successful or prevailing party shall be entitled to recover from the nonprevailing party all reasonable attorneys' fees and disbursements incurred in connection therewith, whether or not such controversy, claim or dispute is prosecuted to a final judgment. Any such attorneys' fees and disbursements incurred by either party in enforcing a judgment in its favor under this Second Amendment shall be recoverable separately from such judgment, and the obligation for such attorneys' fees and disbursements is intended to be severable from the other provisions of this Second Amendment and any such judgment shall not be merged into any such judgment.

          IN WITNESS WHEREOF, Landlord and Tenant have executed this Second Amendment as of the day and year first written above.

TENANT:                                     LANDLORD:

INTERPLAY PRODUCTIONS,                      AETNA LIFE INSURANCE COMPANY
a California corporation                    OF ILLINOIS, an Illinois corporation

By: /s/ Troy Worrell                        By: /s/ Steven J. Pilch
   -------------------------------             ------------------------------
Name: Troy Worrell                               Steven J. Pilch
     -----------------------------
Title: Vice President Operations                 Assistant Treasurer
      ----------------------------

                                  EXHIBIT "A"
                                  -----------

                        (Floor Plan of Expansion Space)


                                  EXHIBIT "A"
                                  -----------

           [FLOOR PLAN OF VON KARMAN CORPORATE CENTER APPEARS HERE]

                                  EXHIBIT "B"
                                  -----------

                             WORK LETTER AGREEMENT
                             ---------------------
                                  (ALLOWANCE)
                                  -----------

          This WORK LETTER AGREEMENT ("Work Letter Agreement") is entered into as of the 5th day of January, 1996 by and between AETNA LIFE INSURANCE COMPANY OF ILLINOIS, an Illinois Corporation ("Landlord"), and INTERPLAY PRODUCTIONS, a California corporation ("Tenant").

                                   RECITALS:
                                   --------

     A. Concurrently with the execution of this Work Letter Agreement, Landlord and Tenant have entered into a Second Amendment to Von Karman Corporate Center Office Building Lease (the "Second Amendment") covering certain premises (the "Expansion Space") more particularly described in Exhibit "A" attached to
                                                       -----------
the Second Amendment. All terms not defined herein have the same meaning as set forth in the Second Amendment.

     B. In order to induce Tenant to enter into the Second Amendment, and in consideration of the mutual covenants hereinafter contained, Landlord and Tenant agree as follows:

          1.   TENANT IMPROVEMENTS.  As used in the Second Amendment and this
               -------------------
Work Letter Agreement, the term "Expansion Space Tenant Improvements" or "Expansion Space Tenant Improvement Work" means those items of general tenant improvement construction shown on the Final Plans (described in Paragraph 4 below) for the Expansion Space.

          2.   CONSTRUCTION REPRESENTATIVES.
               ----------------------------

               (a)  Landlord.  Landlord hereby appoints the following person as
                    --------
Landlord's representative ("Landlord's Representative") to act for Landlord in all matters covered by this Work Letter Agreement: Stein Kingsley Stein; 235 Montgomery St., Suite 1810, San Francisco, CA 94104; Attn.: Mr. Daniel R. Kingsley; Telephone (415) 393-9666, Fax (415) 393-8066.

               (b)  Tenant.  Tenant hereby appoints the following person as
                    ------
Tenant's representative ("Tenant's Representative") to act for Tenant in all matters covered by this Work Letter Agreement: Troy Worrell, Interplay Productions, 17922 Fitch Street, Irvine, California 92714; Telephone: (714) 553-6655; Fax: (714) 252-2820.

               (c)  Communications.  All communications with respect to matters
                    --------------
covered by this Work Letter Agreement are to be made to Landlord's Representative or Tenant's Representative, as the case may be, in writing in compliance with the notice provisions of the Lease. Either party may change its representative under this Work Letter Agreement at any time by written notice to the other party in compliance with the notice provisions of the Lease.

          3.   WORK SCHEDULE.
               -------------

               (a)  Work Schedule.  Landlord and Tenant hereby agree to
                    -------------
cooperate with one another in good faith to complete the Expansion Space Tenant Improvements by the date that is six (6) months after the date of this Work Letter Agreement (the "Estimated Expansion Space Commencement Date"). Within ten
(10) days after the date on which the Second Amendment is executed (the "Execution Date") Landlord will deliver to Tenant, for Tenant's review and approval, a schedule ("Work Schedule") which will set forth the timetable for the planning, design and construction of the Expansion Space Tenant Improvements and the Estimated Expansion Space Commencement Date; provided, however, that Tenant shall have no right to disapprove any time periods in the Work Schedule which are set forth in this Work Letter Agreement. The Work Schedule will incorporate the activities and durations described in this Work Letter Agreement (including the various items of work to be done or approvals to be given by Landlord and Tenant in connection with the completion of the Expansion Space Tenant Improvements) and may not be changed without written consent of both Landlord and Tenant.

               (b)  Tenant Approval.  The Work Schedule will be submitted to
                    ---------------
Tenant for its approval, which approval Tenant shall not unreasonably withhold or delay, and once approved by both Landlord and Tenant, the Work Schedule will become the basis for completing the Expansion Space Tenant Improvements. All plans and drawings required by this Work Letter Agreement and all work performed pursuant thereto are to be prepared and performed in accordance with the Work Schedule. If Tenant fails to approve the Work Schedule, as it may be

                                  EXHIBIT "B"
                                  -----------
                               Page 1 of 7 Pages
modified after discussions between Landlord and Tenant within five (5) business days after the date the Work Schedule is first received by Tenant, the Work Schedule shall be deemed to be approved by Tenant as submitted or Landlord may, at its option, terminate the Lease upon written notice to Tenant.

          4.  TENANT IMPROVEMENT PLANS.
              ------------------------

               (a)  Space Plan.  Within three (3) business days after delivery
                    ----------
from Landlord, Tenant shall approve or disapprove in writing the Space Plan to be prepared by LPA (Landlord's space planner), and the failure by Tenant to notify Landlord of its approval or disapproval of said Space Plan within said three (3) business day period shall constitute Tenant's approval of said Space Plan. If Tenant objects to said Space Plan, Tenant shall provide specific, detailed, written directions for the revisions of the Space Plan to Landlord within said three (3) business day period. Landlord then shall, to the extent consistent with the design, utility, character, construction and best interests of the Expansion Space and the building containing the Expansion Space (the "Building"), revise the Space Plan based on Tenant's objections thereto and resubmit them to Tenant within five (5) business days, and Tenant shall have three (3) business days thereafter to approve such resubmitted Space Plan or provide further specific objections. If Tenant disapproves the resubmitted Space Plan, Landlord and Tenant, together with the Landlord's Architect (hereinafter defined), shall meet to resolve Tenant's objections and if Landlord and Tenant cannot promptly resolve their differences between themselves, the determination of the Architect with respect thereto shall be binding on the parties. If Tenant disapproves the revised Space Plan, the time required for resolution of Tenant's objections will be a "Tenant Delay" under Paragraph 8 of this Work Letter Agreement. Following resolution and approval of the Space Plan by Tenant in accordance with the procedures outlined above, no further changes may be made without prior written approval of Landlord.

               (b)  Preparation of Final Plans.  Promptly following the approval
                    --------------------------
of the Space Plan, based on the Space Plan and in accordance with the Work Schedule, an architect and engineers selected by Landlord ("Landlord's Architect" and "Landlord's Engineers," respectively) will prepare complete architectural plans, drawings and specifications and complete engineered mechanical, structural and electrical working drawing for all of the Tenant Improvements for the Premises (collectively, the "Final Plans"). Concurrently with Tenant's approval of the Space Plan, Tenant shall deliver all necessary programming information and technical requirements for the Expansion Space to Landlord's Architect. Within ten (10) days after Tenant's approval of the Space Plan, Tenant shall deliver all additional programming information requested by Landlord's Architect. Failure to deliver all requested information in sufficient detail within the time periods described above to allow completion of the Final Plans as determined by Landlord's Architect shall constitute a Tenant Delay as defined in Paragraph 8 of this Work Letter Agreement. The Final Plans will:

                    (i) show the division (including partitions and walls), layout, lighting, finish and decoration work (including carpeting and other floor coverings) for the Expansion Space;

                    (ii)   include locations and complete dimensions;

                    (iii) be compatible with the shells of the Building and with the design, construction and equipment of the Building;

                    (iv) be comprised of the building standards set forth in the written description thereof that will be delivered to Tenant (the "Building Standards"), or be compatible with and of at least equal quality as the Building Standards;

                    (v) comply with all applicable laws, ordinances, rules and regulations of all governmental authorities having jurisdiction, and all applicable insurance regulations;

                    (vi) not require Building service beyond the level normally provided to other tenants in the Buildings and will not overload and floors of any of the Building;

                    (vii) be of a nature and quality consistent with the overall objectives of Landlord for the Building, as determined by Landlord in its reasonable discretion; and

                    (viii) include all other specifications for the Expansion Space Tenant Improvements.

               (c)  Tenant Approval.  Landlord shall deliver the Final Plans to
                    ---------------
Tenant within six (6) weeks after the Execution Date for approval by Tenant. Tenant shall have three (3) business days from the date the Final Plans are presented to Tenant to approve the Final Plans.

                                  EXHIBIT "B"
                                  ----------
                               Page 2 of 7 Pages

The failure of Tenant to give written approval or disapproval of the Final Plans within said three (3) business day period shall constitute approval by Tenant of the Final Plans.

               (d)  Tenant Revisions, Final Approval.  If Tenant objects to the
                    --------------------------------
Final Plans, Tenant shall provide specific, detailed, written directions for the revisions of the Final Plans to Landlord within the three (3) business day period described in Subparagraph 4(c) above. Landlord then shall, to the extent consistent with the design, utility, character, construction and best interests of the Building, revise the Final Plans based on Tenant's objections thereto and resubmit them to Tenant within five (5) business days, and Tenant shall have three (3) business days thereafter to approve such resubmitted Final Plans or provide further specific objections. If Tenant disapproves the resubmitted Final Plans, Landlord and Tenant, together with the Landlord's Architect, shall meet to resolve Tenant's objections and if Landlord and Tenant cannot promptly resolve their differences between themselves, the determination of the Landlord's Architect with respect thereto shall be binding on the parties. If Tenant disapproves the revised Final Plans, the time required for resolution of Tenant's objections will be a "Tenant Delay" as defined in Paragraph 8 of this Work Letter Agreement.

               (e)  Additional Changes.  Following resolution and approval of
                    ------------------
Final Plans by Landlord and Tenant in accordance with the procedures outlined above, no further changes may be made without prior written approval of both Landlord and Tenant with the exception of changes required by government agencies for issuance of the building permits. Tenant acknowledges that all changes made to the Final Plans at Tenant's request following Tenant's approval of the Final Plans shall be considered Tenant Changes in conformance with Paragraph 7 of this Work Letter Agreement.

               (f)  Delays.  If Tenant does not approve the resubmitted Final
                    ------
Plans within the three (3) business day period allowed for such approval, then each day following the three (3) business day period shall constitute a "Tenant Delay" as defined in Paragraph 8 of this Work Letter Agreement.

          5.   CONSTRUCTION BUDGET
               -------------------

               (a)  Preparation of Construction Budget.  Upon approval of the
                    ----------------------------------
Final Plans by Tenant, Landlord shall submit the Final Plans to Landlord's Contractor (defined in Subparagraph 6(b) below) for pricing of the construction of the Expansion Space Tenant Improvements. Landlord shall cause the budget for the Expansion Space Tenant improvements (the "Construction Budget") to be delivered to Tenant within three (3) weeks after the date of approval of the Final Plans by Tenant.

               (b)  Tenant Approval.  Within three (3) business days after
                    ---------------
delivery to Tenant of the Construction Budget, Tenant shall give written approval of the Construction Budget or shall provide Landlord with specific written objections thereto. The failure of Tenant to either approve or disapprove the Construction Budget within said three (3) business day period shall constitute the approval thereof by Tenant.

               (c)  Resolution.  If Tenant objects to the Construction Budget,
                    ----------
Landlord, Tenant and Landlord's Contractor shall meet within three (3) business days after receipt by Landlord of Tenant's written objections to the Construction Budget to attempt to resolve such objections. The determination of Landlord as to the reasonableness of any item in the Construction Budget shall be final and binding.

               (d)  Permits.  After approval of the Final Plans by Tenant and
                    -------
concurrently with Landlord's submission of the Final Plans to the Landlord's Contractor for pricing, Landlord's Architect will submit the Final Plans to the appropriate governmental agencies for plan checking and the issuance of a building permit. Landlord's Architect, with Tenant's cooperation, will make any changes to the Final Plans which are requested by the Applicable governmental authorities to obtain the building permits.

               (e)  Delays.  If Tenant does not approve the Construction Budget
                    ------
within the three (3) business day period allowed for resolution of Tenant's objections to the Construction Budget, then each day following the three (3) day period shall constitute a "Tenant Delay" as defined in Paragraph 8 of this Work Letter Agreement.

          6.   CONSTRUCTION OF EXPANSION SPACE TENANT IMPROVEMENTS
               ---------------------------------------------------

               (a)  Construction Commencement.  Landlord will be under no
                    -------------------------
obligation to cause the construction of any of the Expansion Space Tenant Improvements until the Second Amendment and this Work Letter Agreement have been executed, Tenant has approved the Space Plan, the Final Plans and Construction Budget, Landlord has received all the required building permits and Tenant has paid to the Landlord the total amount (the "Excess Costs") by which the Construction Budget exceeds the Allowance (defined in Subparagraph

                                  EXHIBIT "B"
                                  -----------
                               Page 3 of 7 Pages

10(a) below), if any. Following satisfaction of all of these requirements, Landlord shall instruct Landlord's Contractor to commence and diligently proceed with the construction of the Expansion Space Tenant Improvements, subject to Tenant Delays (as described in Paragraph 8 below).

               (b)  Contractor.  Tenant hereby approves Design Build Development
                    ----------
Structures, Inc. (dba "DBD Structures") as the licensed general contractor to be engaged by Landlord for the construction of the Expansion Space Tenant Improvements (the "Landlord's Contractor"). All subcontractors shall be chosen by the Landlord's Contractor and Landlord in their sole and absolute discretion.

               (c)  Quality.  The Expansion Space Tenant Improvements shall be
                    -------
construed in a good and workmanlike manner in accordance with the Final Plans.

          7.   TENANT CHANGES
               --------------

               (a)  Request Procedure. Any request by Tenant for a change in the
                    -----------------
Expansion Space Tenant Improvements after approval of the Final Plans (a "Tenant Change") shall be in writing and shall be accompanied by all information necessary to clearly identify and explain the proposed Tenant Change. As soon as practicable after receipt of a written Tenant Change request, Landlord shall notify Tenant of the estimated costs (including design costs) of such Tenant Change as well as the estimated increase in construction time caused by the Tenant Change, if any. Tenant shall approve such estimates within two (2) days after receipt of Landlord's notice. Upon such approval by Tenant, Landlord shall be authorized to cause the Landlord's Architect, Landlord's Engineers and Landlord's Contractor to proceed with the implementation of the requested Tenant Change. If Tenant disapproves such estimates, or fails to approve the cost and time estimates within two (2) day period, Landlord shall not be required to proceed with such Tenant Change, and all costs incurred or time lost, by Landlord or Landlord's Contractor in preparing such estimates shall be treated as a cost of the Expansion Space Tenant Improvements.

               (b)  Increased Cost.  The increased cost, as determined by
                    --------------
Landlord, of all Tenant Changes, including the cost of architectural and engineering services required to revise the Final Drawings to reflect such Tenant Changes, including mark-ups for Landlord's Contractor's overhead and fee, not to exceed fifteen percent (15%) of the cost of the Tenant Changes, shall be included in the actual cost of the Expansion Space Tenant Improvements (the "Actual Cost") and shall be borne and paid in accordance with Paragraph 10 of this Work Letter Agreement. In the event Landlord is instructed by Tenant to proceed with a Tenant Change without a prior determination of the increased cost or the increased construction time resulting from such Tenant Change and without approval of such increase by Tenant, the amount thereof shall be determined by Landlord upon completion of the Expansion Space Tenant Improvements, subject only to Landlord's furnishing to Tenant appropriate back-up information from the Landlord's Contractor concerning the increased costs and increased construction time caused by such Tenant Change.

               (c)  Landlord Approval.  Any Tenant Changes to the Final Plans
                    -----------------
require written approval of Landlord and Tenant in the manner set forth in Paragraph 4 above. Landlord reserves the right to decline requests for Tenant Changes to the Final Plans if such changes are inconsistent with the provisions of Paragraph 4 above, or if the change would unreasonably delay construction of the Expansion Space Tenant Improvements or the Commencement Date.

               (d)  Additional Time.  Any increase in construction time caused
                    ---------------
by the request for a Tenant Change, whether or not approved, and/or the design permitting and construction of an approved Tenant Change, will constitute a Tenant Delay as defined in Paragraph 8 of this Work Letter Agreement.

          8.   TENANT DELAYS
               -------------

               (a)  Defined.  Landlord shall use commercially reasonable efforts
                    -------
to cause the Expansion Space Tenant Improvements to be substantially completed by the Estimated Commencement Date, as extended by delays caused by Tenant ("Tenant Delays") and "Force Majeure Delays," as defined in Paragraph 9 of this Work Letter Agreement. Tenant Delays may include, but shall not be limited to the following:

                    (i)    Any material revisions to the Space Plan;

                    (ii) Tenant's failure to timely provide programming information for the preparation of the Final Plans;

                    (iii) Any Tenant Changes, including, without limitation, any revisions or request for revisions to the Space Plan or the Final Plans or the scope of the

                                  EXHIBIT "B"
                                  -----------
                               Page 4 of 7 Pages

Expansion Space Tenant Improvements requested by Tenant from and after Tenant's approval of the Final Plan (not caused by an error on the part of Landlord in the preparation thereof) which increase the costs incurred by Landlord or cause a delay in constructing the Expansion Space Tenant Improvements;

                    (iv) Any interruption or interference in the installation and construction of the Expansion Space Tenant Improvements caused by Tenant, its agents, employees, contractors or representatives;

                    (v) Any demolition or structural changes (including electrical and mechanical changes) to the Expansion Space not called for by the Final Plans in order to install or construct the Expansion Space Tenant Improvements;

                    (vi) Any other delay requested or caused by Tenant or any of Tenant's vendors, including a delay caused by Tenant's failure to pay invoices for Excess Costs (as defined in subparagraph 10(d) below) in the construction and installation of the Expansion Space Tenant Improvements;

                    (vii) Tenant's failure to timely perform any of its obligations pursuant to this Work Letter Agreement, including any failure to complete, on or before the due date therefore, any action item which is Tenant's responsibility pursuant to this Work Letter Agreement;

                    (viii) Tenant's request for materials, finishes, or installations which are not readily available or which are incompatible with the Building Standards; or

                    (ix) Any other act or failure to act by Tenant, Tenant's employees, agents, architects, independent contractors, consultants and/or any other person performing or required to perform services on behalf of Tenant (including, without limitation, replacement of the existing security system servicing the Expansion Space).

               (b)  Effect of Tenant Delays.  If Landlord is delayed in
                    -----------------------
substantially completing the Expansion Space Tenant Improvements, or in obtaining approvals from the appropriate government authorities for occupancy of the Expansion Space, as a result of Tenant Delays(s), then the date upon which the payment of Base Monthly Rent under the Second Amendment shall commence shall be advanced by the number of days of such Tenant Delays.

          9.   FORCE MAJEURE DELAYS.  For purposes of this Work Letter, "Force
               --------------------
Majeure Delays" means any actual delay in the construction of the Expansion Space Tenant Improvements (including required Building permits) which is beyond the reasonable control of Landlord or Tenant, as the case may be, as described in Paragraph 33 of the Lease.

          10.  PAYMENT FOR THE TENANT IMPROVEMENTS
               -----------------------------------

               (a)  Allowance.  Landlord hereby grants to Tenant a tenant
                    ---------
improvement allowance of $18.75 per useable square foot of the Expansion Space (i.e., $386,868.75) (the "Allowance"). The Allowance shall be used only for:
 ---

                    (i) Payment of the costs of preparing the Space Plan and the Final Plans, excluding one preliminary Space Plan and one revision thereof (already provided at Landlord's cost), but including mechanical, electrical, plumbing and structural drawings and of all other items necessary to complete the Final Plans. The Allowance will not be used for the payment of extraordinary design work not consistent with the scope of the Building Standards (i.e.,
                                                                     ---
above-standard design work), or for payments to any consultants, designers or architects other than the Landlord's Architect and Landlord's Engineers.

                    (ii) The payment of plan check, permit and license fees relating to construction of the Expansion Space Tenant Improvements.

                    (iii) Construction of the Expansion Space Tenant Improvements, including without limitation, the following:

                           (aa)  Installation within the Expansion Space of
partitioning, doors, floor coverings, ceilings, wall coverings and painting, millwork and similar items;

                           (bb)  Electrical wiring, lighting fixtures, outlets
and switches, lighting control systems, and other electrical work necessary for the Expansion Space;

                           (cc)  The finishing and installation of duct work,
terminal boxes, diffusers and accessories necessary for the heating, ventilation and air conditioning

                                  EXHIBIT "B"
                                  -----------
                               Page 5 of 7 Pages
systems within the Premises, including the cost of meters and key controls for after-hours air conditioning;

                           (dd)  Fire and life safety controls systems such as
fire walls, sprinklers, fire alarms, including piping, wiring and accessories, necessary for the Expansion Space;

                           (ee)  Plumbing, fixtures, pipes and accessories
necessary for the Expansion Space;

                           (ff)  The HVAC over-ride switches, timers and meters
described in Exhibit "F" to the Lease.
             -----------

                    (iv) All other costs expended by Landlord in the construction of the Expansion Space Tenant Improvements (including, without limitation, any costs, incurred by Landlord for construction of elements of the Expansion Space Tenant Improvements in the Expansion Space prior to the Execution Date which construction is for the benefit of tenants and is customarily performed by Landlord prior to the execution of leases for space in the Building for reasons of economics (examples of such construction would include, but not be limited to, the extension of mechanical [including heating, ventilating and air conditioning systems] and electrical distribution systems outside of the core of the Building, wall construction, column enclosures and paining outside of the cores of the Building, ceiling hanger wires and window treatment).

               (b)  Changes to Shell of Building.  If the Final Plans or any
                    ----------------------------
amendment thereof or supplement thereto shall require changes in the shells of the Building, the increased cost of the shell work will be paid for by Tenant or charged against the Allowance in conformance with Paragraph 10(a) above.

               (c)  Government Cost Increases.  If as the result of the
                    -------------------------
Expansion Space Tenant Improvements, Landlord is required by any governmental authorities to make changes in the Expansion Space or the Building of any kind whatsoever other than the Expansion Space Tenant Improvements, then Tenant shall pay Landlord the amount of the costs of making such additional changes within five (5) days after Landlord's written notice; provided, however, that Landlord will first apply any remaining balance of the Allowance to such costs.

               (d)  Excess Costs.  The cost of each item referenced in
                    ------------
Subparagraphs 10(a), 10(b) and 10(c) above shall be charged against the Allowance. If the Actual Cost exceeds the Allowance (the amount of such excess being the Excess Cost), Tenant agrees to pay the Excess Cost to Landlord prior to the commencement of construction and within five (5) business days after invoice therefore (less any sums previously paid by Tenant for such Excess Cost pursuant to the Construction Budget). If the sum of the Allowance plus any Excess Cost paid by Tenant exceeds the Actual Cost, Tenant will be entitled to a credit against the Base Monthly Rent next due equal to the amount of the unused Allowance and Excess Cost payments, as determined by Landlord. In no event will the Allowance or any Excess Cost paid by Tenant be used to pay for (i) Tenant's furniture (including systems furniture), equipment, telephone systems, telephone and/or data cabling or any other item of personal property which is not affixed to the Premises; (ii) defects in the Expansion Space Tenant Improvements caused by Landlord's Contractor. Tenant further agrees to pay Landlord all costs not covered by the Allowance (other than defects in the Expansion Space Tenant Improvements caused by Landlord's Contractor) under the same terms as the Excess Cost.

               (e)  Unused Allowance Amounts.  Any unused portion of the
                    ------------------------
Allowance upon completion of the Expansion Space Tenant Improvements will not be refunded to Tenant. Any unused portion of the Allowance shall not be available to Tenant as a credit against any obligations of Tenant under the Lease.

          11.  COMMENCEMENT DATE, SUBSTANTIAL COMPLETION AND MOVE-IN
               -----------------------------------------------------

               (a)  Commencement.  The term of the Lease as to the Expansion
                    ------------
Space (the "Expansion Space Commencement Date") shall be the earliest of: (i) the date Tenant moves into the Expansion Space to commence operation of its business in all or any portion of the Expansion Space; (ii) the date Landlord's Contractor receives signed approvals from the required governmental agencies on the permit job cards allowing occupancy of the Expansion Space; or (iii) the date the Expansion Space Tenant Improvements have been "substantially completed" (as defined below); provided, however, that if the Expansion Space Commencement Date is delayed as a result of any Tenant Delays described in Paragraph 8 above, then the Expansion Space Commencement Date as would otherwise have been established pursuant to this Subparagraph 11(a) will be accelerated by the number of says of such Tenant Delays as defined in Paragraph 8 of this Work Letter Agreement and provided, further, that if the Expansion Space Commencement Date is based on item (ii) or item (iii) above, then Base Monthly Rent for the

                                  EXHIBIT "B"
                                  -----------
                               Page 6 of 7 Pages

Expansion Space shall not commence until the date of the Monday after the date on which the Expansion Space Tenant Improvements are substantially completed, as such Monday date is accelerated by Tenant Delays (or if the date of substantial completion is a Saturday or Sunday, then the date of the second Monday after such date, as such second Monday date is accelerated by Tenant Delays).

               (b)  Substantial Completion.  For purposes of Subparagraph 11(a)
                    ----------------------
above, the Expansion Space Tenant Improvements shall be deemed to be "substantially completed" when Landlord's Contractor certifies in writing to Landlord and Tenant that Landlord: (a) is able to provide Tenant with reasonable access to the Expansion Space; and (b) has substantially performed all of the Expansion Space Tenant Improvement Work required to be performed by Landlord under this Work Letter Agreement, other than decoration and minor "punch-list" type items (as defined in Paragraph 11(c) below) which do not materially interfere with Tenant's access to or use of the Premises.

               (c)  Punch-List.  Within two (2) business days after the
                    ----------
Commencement Date, Tenant will conduct a walk-through inspection of the Expansion Space with Landlord, Landlord's Contractor and Landlord's Architect and provide to Landlord a written punch-list specifying those punch-list items conforming to the Final Plans which require completion, and Landlord will thereafter complete such items with reasonable diligence.

               (d)  Delivery of Possession.  Landlord shall deliver possession
                    ----------------------
of the Expansion Space to Tenant in accordance with Subparagraph 11(a) above. The parties estimate that Landlord will deliver possession of the Expansion Space to Tenant, and the Term of the Lease as to the Expansion Space will commence, on or before the Estimated Expansion Space Commencement date. Tenant agrees that if Landlord is unable to deliver possession of the Expansion Space to Tenant on or prior to the Estimated Expansion Space Commencement Date, neither the Second Amendment nor the Lease will not be void or voidable, nor will Landlord be liable to Tenant for any loss or damage resulting therefrom.

               (e)  Use of Freight/Construction Elevators.  [INTENTIONALLY
                    -------------------------------------
DELETED]

               (f)  Early Entry.  If Tenant is granted enter to the Expansion
                    -----------
Space by Landlord prior to completion of the Expansion Space Tenant Improvements, Landlord and Landlord's Contractor shall not be liable to Tenant or its employees or agents for any loss or damage to property, or injury to person, arising from or related to such early entry or the construction of the Expansion Space Tenant Improvements. Tenant shall take all reasonable precautions to protect against such loss, damage or injury during such early entry and construction of the Expansion Space Tenant Improvements, and shall not interfere with the conduct of the Expansion Space Tenant Improvement work. Tenant shall cooperate with all directives of Landlord and Landlord's Contractor in order to minimize any disruption or delay in completion of the Expansion Space Tenant Improvement work. Tenant shall be responsible for all costs or delays caused by Tenant or Tenant's contractors or agents as a result of early entry to the Expansion Space if such early entry is granted.

          IN WITNESS WHEREOF, Landlord and Tenant have caused this Work Letter Agreement to be duly executed by their duly authorized representatives as of the date of the Second Amendment.

TENANT:                                     LANDLORD:

INTERPLAY PRODUCTIONS,                      AETNA LIFE INSURANCE COMPANY
a California corporation                    OF ILLINOIS,
                                            an Illinois corporation



By: /s/ Troy Worrell                        By: /s/ Stephen J. Pilch
   ------------------------------              -----------------------------
Name: Troy Worrell                          Name:  Stephen J. Pilch
     ----------------------------
Title: Vice President Operations            Title: Assistant Treasurer
       --------------------------

                                  EXHIBIT "B"
                                  -----------
                               Page 7 of 7 Pages

                               THIRD AMENDMENT TO
               VON KARMAN CORPORATE CENTER OFFICE BUILDING LEASE


     THIS THIRD AMENDMENT TO VON KARMAN CORPORATE CENTER OFFICE BUILDING LEASE (this "Third Amendment") is made as of June 30, 1997, by and between THE
       ---------------
STANDARD FIRE INSURANCE COMPANY, a Connecticut corporation ("Landlord"), and
                                                             --------
INTERPLAY PRODUCTION, a California corporation ("Tenant"), with reference to the
                                                 ------
following:

                                    Recitals
                                    --------

     A. Landlord's predecessor-in-interest, Aetna Life Insurance Company of Illinois, and Tenant entered into that certain Von Karman Corporate Center Office Building Lease dated September 8, 1995, and that certain First Lease Amendment to Von Karman Corporate Center Office Building Lease dated December 1, 1995, and that certain Second Amendment to Von Karman Corporate Center Office Building Lease dated as of January 5, 1996 (collectively, the "Lease"), relating
                                                               -----
to all of that certain office building located at 16815 Von Karman Avenue, Irvine, California, the entire second floor of that certain office building located at 16795 Von Karman Avenue (collectively, the "Premises") in the project
                                                       --------
commonly known as the Von Karman Corporate Center. All capitalized terms not otherwise defined herein shall have the meanings set forth in the Lease.

     B.  The term of the Lease is set to expire on June 14, 2001 (the "Original
                                                                       --------
Expiration Date").
---------------

     C. Subject to the terms and conditions set forth below, Tenant desires to extend the term of the Lease applicable to the entire Premises in accordance with the extension option granted to Tenant by Section 3(b) of the Lease.

     NOW, THEREFORE, in consideration of the foregoing recitals and the mutual promises and agreements of the parties set forth herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant agree as follows:

     1.  Extension of Term. the Term of the Lease applicable to the entire
         -----------------
Premises is hereby extended to June 14, 2006 (the "Extended Expiration Date"),
                                                   ------------------------
unless earlier terminated in accordance with the provisions of the Lease.

     2.  Monthly Base Rent During Extended Term. Until the Original Expiration
         --------------------------------------
Date, the Monthly Base rent for the Premises shall be as specified in the Lease. From and after June 15, 2001 until December 14, 2003, the Monthly Base Rent for the Premises shall be $136,788.75 (101,325 sq. ft. at $1.35 per sq. ft.). From and after December 15, 2003 until the Extended Expiration Date, the Monthly Base Rent for the Premises shall be $151,987.50 (101,325 sq. ft. at $1.50 per sq.
ft).

     3.  Limitation of Amendment. Except as expressly modified by this
         -----------------------
Amendment, the Lease shall remain in full force and effect.

     4.  Counterparts.  This Amendment may be executed in any number of
         ------------
counterparts, each of which shall be deemed an original, and all of which, when taken together, shall constitute one and the same Amendment.

     IN WITNESS WHEREOF, the parties have executed this Third Amendment to Von Karman Corporate Center Office Building Lease as of the date first set forth above.


TENANT:                                           LANDLORD:

INTERPLAY PRODUCTIONS,                            THE STANDARD FIRE INSURANCE
a California corporation                          COMPANY,
                                                  a Connecticut corporation

By: /s/ Troy Worrell                              By: [SIGNATURE ILLEGIBLE]
    ----------------                                  ---------------------
Name: Troy Worrell                                Name:
      ------------                                     --------------------
Title: Vice President Operations                  Title: Vice President
       -------------------------                        -------------------

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